UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.        )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

REGAL REXNORD CORPORATION

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Louis V. Pinkham Chief Executive Officer

Dear fellow Regal Rexnord shareholder,

I am pleased to invite you to our Annual Meeting of Shareholders, which will be held on Tuesday, April 25, 2023 at 8:00 a.m. local time in the Rosemont Ballroom at the Chicago Marriott Suites O’Hare, located at 6155 N. River Road, Rosemont, Illinois 60018.

At this year’s meeting you will be asked to vote on the five proposals listed in the enclosed Notice of Annual Meeting. Please take the time to review the information on each of the proposals contained inside the Proxy Statement. The Board of Directors recommends that you vote FOR each of the proposals.

On behalf of management and our Board of Directors, I want to thank you for your continued support and confidence. In 2022, Regal Rexnord delivered another year of exceptional performance despite challenging market conditions, including 37% sales growth and 380 basis points of margin expansion. Notably, we also announced our highly-strategic decision to acquire Altra Industrial Motion Corp. We believe that the addition of Altra to the Regal Rexnord portfolio will accelerate our ongoing transformation into a faster-growing, higher-margin, more cash generative, and higher-return enterprise.

In 2022, we refreshed the Board of Directors, welcoming Michael Doss, the current President and Chief Executive Officer of Graphic Packaging Holding Company, a public company that is a leader in the design and manufacturing of packaging for consumer products. We are excited for the fresh perspective that Mr. Doss will bring to our Board of Directors. At the Annual Meeting this year, Christopher Doerr will retire from our Board of Directors. We thank him for his valuable service to the Company, and wish him the very best in his future endeavors.

Last year over 95% of all eligible votes were cast by shareholders at the Annual Meeting, once again demonstrating the strong engagement and commitment of our shareholders to Regal Rexnord. I encourage you to cast your vote and to continue your support of Regal Rexnord. It is truly an exciting time at Regal Rexnord, and your engagement plays an integral role helping to guide and advance our journey to accelerating profitable growth.

On behalf of our Board of Directors and the entire Company, we thank you for your share ownership in Regal Rexnord and look forward to seeing you at the meeting.

Very truly yours,

2023 Proxy Statement •

To Be Held April 25, 2023 8:00 a.m. Central Daylight Time Place: 6155 N. River Road Rosemont, Illinois 60018	NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
INTERNET Visit the website on your proxy card
BY TELEPHONE Call the telephone number on your proxy card
BY MAIL Sign, date and return your proxy card in the enclosed envelope
IN PERSON Attend the annual meeting in Rosemont, Illinois.
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

To the Shareholders of Regal Rexnord Corporation:

You are hereby notified that the 2023 Annual Meeting of Shareholders of Regal Rexnord Corporation will be held in the Rosemont Ballroom at the Chicago Marriott Suites O’Hare, located at 6155 N. River Road, Rosemont, Illinois 60018, on Tuesday, April 25, 2023 at 8:00 a.m., Central Daylight Time, for the following purposes:

1.

To elect ten directors for terms expiring at the 2024 Annual Meeting of Shareholders.

2.

To consider a shareholder advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement.

3.

To consider a shareholder advisory vote on the frequency of the advisory vote on the compensation of our named executive officers.

4.

To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023.

5.

To approve the Regal Rexnord Corporation 2023 Omnibus Incentive Plan.

6.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on March 3, 2023 as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting of shareholders.

We are furnishing our proxy materials to our shareholders over the Internet. This process expedites the delivery of proxy materials, maintains convenient access to the proxy materials by our shareholders and provides clear instructions for receiving proxy materials and voting your shares. It is also friendly to the environment.

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On March 16, 2023, we mailed to our shareholders the Notice of Internet Availability of Proxy Materials. That Notice contains instructions on how to access our 2023 Proxy Statement and 2022 Annual Report and how to vote online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how our shareholders can (i) receive a paper copy of the Proxy Statement and Annual Report, if the shareholder received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive their Proxy Statement and Annual Report only over the Internet, if the shareholder received them by mail this year.

We hope that you will be able to attend the meeting in person, but if you are unable to do so, it is important that your shares are represented at the annual meeting of shareholders. You may vote your shares over the Internet at the website identified in the Notice of Internet Availability of Proxy Materials or via the toll-free telephone number identified in that Notice. If you received a paper copy of the proxy card by mail, then you may sign and date the proxy card and return it by mail in the envelope provided. The Notice of Internet Availability of Proxy Materials contains instructions for use of all three methods of voting. If, for any reason, you should subsequently change your plans, you may, of course, revoke your proxy at any time before it is actually voted.

By Order of the Board of Directors

REGAL REXNORD CORPORATION

Thomas E. Valentyn
Vice President, General Counsel and Secretary
Beloit, Wisconsin
March 16, 2023

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PROXY SUMMARY

Our proxy statement contains information about the matters that will be voted on at our 2023 Annual Meeting of Shareholders and all adjournments or postponements thereof (the “Annual Meeting”) as well as other helpful information about Regal Rexnord Corporation (“we”, “our” or the “Company”). Below is an executive summary that highlights certain information contained elsewhere in this proxy statement. We encourage you to read the entire proxy statement and all accompanying materials, including our 2022 Annual Report, carefully before voting your shares.

Annual Meeting Information

Time and Date	Location	Record Date
8:00 a.m. CDT Tuesday, April 25, 2023	Chicago Marriott Suites O’Hare 6155 N. River Road Rosemont, Illinois 60018	March 3, 2023

Matters to be Voted on at the 2023 Annual Meeting

Proposal		Board Recommendation	For More Detail, See Page:
1.	Election of directors	FOR Each Nominee	13
2.	Non-binding, advisory vote to approve our named executive officers’ compensation	FOR	31
3.	Non-binding, advisory vote on frequency for “say on pay” advisory vote	Each Year	32
4.	Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023	FOR	81
5.	Approval of the Regal Rexnord Corporation 2023 Omnibus Incentive Plan	FOR	83

Board and Governance Highlights

Annual election of all directors
Majority voting for directors
All directors are independent except our Chief Executive Officer
Diverse board, with three female directors and two directors who are racially or ethnically diverse
All committees are composed entirely of independent directors
Annual board and committee evaluations, with cyclical individual director evaluations
Shareholders have right to call special meetings
Proxy access right granted to shareholders
No “poison pill”
Share ownership guidelines for directors and executives
Strong commitment to sustainability, with new net zero goals announced in 2022 and oversight from our Corporate Governance, Sustainability and Director Affairs Committee

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Director Nominees

Directors / Occupation	Age	Director Since	Independent	Other Public Directorships	Committee Memberships
					Audit	Compensation and Human Resources	Corporate Governance, Sustainability & Director Affairs	Transaction
Jan A. Bertsch Former SVP and Chief Financial Officer, Owens-Illinois, Inc.	66	2019		2
Stephen M. Burt Managing Director, Duff & Phelps	58	2010		0
Anesa T. Chaibi Former President and CEO, CoolSys, Inc.	56	2014		1
Theodore D. Crandall Former SVP and CFO, Rockwell Automation	67	2021		0
Michael P. Doss CEO, Graphic Packaging Holding Company	56	2022		0
Michael F. Hilton Former President and CEO, Nordson Corporation	68	2019		2
Louis V. Pinkham CEO, Regal Rexnord Corporation	51	2019		0
Rakesh Sachdev Former CEO, Platform Specialty Products Corporation (n/k/a Element Solutions Inc.)	67	2007		3
Curtis W. Stoelting Former CEO, Roadrunner Transportation Systems, Inc.	63	2005		0
Robin A. Walker-Lee Former EVP, General Counsel and Secretary, TRW Automotive Holdings Corp.	68	2021		1
Chairman of the Board. Chair.

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Director Nominee Highlights

Diversity

Skills and Experience

Range of Director Tenure

The balanced tenure of our Board of Directors provides us with both fresh perspectives and deep Company and industry knowledge.

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Executive Compensation

The compensation of our named executive officers (our “NEOs”) is structured so that their interests are aligned with the long-term interests of our shareholders. This core pay-for-performance philosophy is embedded in the design of our executive compensation program. Strong shareholder support of our approach was reflected in our 2021 “say on pay” advisory vote, with over 95% of votes cast in favor of our proposal.

Key Components of our NEOs’ 2022 Compensation Program

Base Salary: Our NEOs’ salaries reflect the scope of their responsibilities, experience and performance.
Annual Cash Incentive Plan: Short-term cash incentive with payouts ranging from 0% to 200% based on performance against key financial goals at both the total company and segment level.
Long-Term Incentive Award - 1/4 allocated to RSUs: Our RSUs vest ratably on the first, second and third anniversaries of the grant date.
Long-Term Incentive Award - 1/4 allocated to SARs: Our SARs vest ratably on the first, second and third anniversaries of the grant date.
Long-Term Incentive Award - 1/2 allocated to PSUs: Our PSUs have three-year cliff vesting. For 2022-2024 grants, 50% of our PSUs are based on a total shareholder return metric, relative to our peer group. The other 50% of the PSUs are based on performance metric of return on invested capital.

The charts below show the approximate mix of base salary, annual cash incentive and equity grants we provided in 2022 to our Chief Executive Officer (our “CEO”) and our other NEOs. The portion of our CEO’s and other NEOs’ compensation that we consider to be at risk is also shown.

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PROXY STATEMENT

This proxy statement relates to the solicitation by the Company, on behalf of its Board of Directors (our “Board”), of your proxy to vote your shares of our Company’s common stock at the Annual Meeting. We mailed our Notice of Internet Availability of Proxy Materials, and we are making available this proxy statement on March 16, 2023. We solicit proxies to give all shareholders of record an opportunity to vote on matters that will be presented at the Annual Meeting. In this proxy statement, you will find information on these matters, which is provided to assist you in voting your shares.

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COMMONLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q: What am I being asked to vote on?

A:

You are being asked to vote on:

•

The election of directors;

•

An advisory vote on the compensation of our NEOs as disclosed in this proxy statement;

•

An advisory vote on the frequency of the advisory vote on the compensation of our NEOs;

•

Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023; and

•

Approval of the Regal Rexnord Corporation 2023 Omnibus Incentive Plan.

Q: Who can vote?

A:

Holders of our common stock as of the close of business on the record date, March 3, 2023, may vote at the Annual Meeting, either in person or by proxy. Each share of common stock is entitled to one vote.

Q: How do I vote?

A:

On March 16, 2023, we mailed our Notice of Internet Availability of Proxy Materials, which includes instructions for accessing this proxy statement and our 2022 Annual Report, as well as instructions for our shareholders to vote over the Internet, via a toll-free telephone number or by mail by signing, dating and returning a paper proxy card. You can vote in the following ways:

By Proxy—Before the Annual Meeting, you can give a proxy to vote your shares of common stock in one of the following ways:

•

by telephone;

•

by using the Internet; or

•

by completing and signing a proxy card and mailing it in time to be received by 5:00 p.m., Central Daylight Time, Friday, April 21, 2023, if you request to receive a paper copy of a proxy card.

The telephone and Internet voting procedures are designed to confirm your identity, to allow you to give your voting instructions and to verify that your instructions have been properly recorded. If you wish to vote by telephone or Internet, please follow the instructions that are printed on the Notice of Internet Availability of Proxy Materials.

If you mail your properly completed and signed proxy card to us, and we receive it by 5 p.m., Central Daylight Time, Friday, April 21, 2023, or vote by telephone or the Internet, then your shares of common stock will be voted according to the choices that you specify. If you sign and mail your proxy card to us without making any choices, your proxy will be voted:

•

FOR the election of all persons nominated by our Board for election as directors;

•

FOR the approval of the compensation of our NEOs;

•

To hold a shareholder advisory vote on the frequency of the advisory vote on the compensation of our NEOs every year;

•

FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023; and

•

FOR the approval of the Regal Rexnord Corporation 2023 Omnibus Incentive Plan.

Other than the election of directors, approval of the compensation of our NEOs, recommending the frequency with which advisory votes on the compensation of our NEOs are held, the ratification of the selection of our independent registered public accounting firm and the approval of the Regal Rexnord Corporation 2023 Omnibus Incentive Plan, we are not currently aware of any other matters that will be brought before the Annual Meeting. However, by giving your proxy, you appoint the persons named as proxies as your representatives at the Annual Meeting. If a matter comes up for a vote at the Annual Meeting that is not included in the proxy materials, then the proxy holders will vote your shares in accordance with their best judgment.

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In Person—You may come to the Annual Meeting and cast your vote there. If your shares are held in the name of your broker, bank or other nominee, and you wish to vote at the Annual Meeting, then your broker, bank or other nominee will provide you with instructions for voting your shares.

Q: May I change or revoke my vote?

A:

You may change your vote or revoke your proxy at any time prior to your shares being voted by:

•

notifying our Secretary in writing that you are revoking your proxy;

•

giving another signed proxy that is dated after the date of the proxy that you wish to revoke;

•

using the telephone or Internet voting procedures; or

•

attending the Annual Meeting and voting in person (attendance at the Annual Meeting alone will not revoke your proxy).

Q: Will my shares be voted if I do not provide my proxy?

A:

It depends on whether you hold your shares in your own name or in the name of a brokerage firm. If you hold your shares directly in your name, then they will not be voted unless you provide a proxy or vote in person at the Annual Meeting. Brokerage firms or other nominees generally have the authority to vote customers’ uninstructed shares on certain “routine” matters. If your shares are held in the name of a brokerage firm, the brokerage firm may have the discretionary authority to vote your shares in connection with the ratification of our independent registered public accounting firm if you do not timely provide your proxy because this matter is considered “routine” under the New York Stock Exchange (“NYSE”) listing standards.

However, if you have not provided directions to your broker, your broker will not be able to vote your shares with respect to the election of directors, the approval of the compensation of our NEOs, the recommendation of the frequency with which advisory votes on the compensation of our NEOs are held or the approval of the Regal Rexnord Corporation 2023 Omnibus Incentive Plan.

We strongly encourage you to submit your proxy card and exercise your right to vote as a shareholder.

Q: What constitutes a quorum?

A:

As of the record date, March 3, 2023, 66,256,306 shares of our common stock were issued and outstanding and entitled to vote at the Annual Meeting. To conduct the Annual Meeting, a majority of the shares entitled to vote must be present in person or by proxy. This is referred to as a “quorum.” If you submit a properly executed proxy card or vote by telephone or the Internet, then you will be considered present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining the presence of a quorum. A broker “non-vote” occurs when a broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under NYSE rules, does not have discretionary authority to vote on a proposal.

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Q: What vote is needed for these proposals to be adopted?

A:

Proposal 1—The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting is required to elect each director (assuming a quorum is present). Abstentions and broker non-votes will have the effect of votes against the election of director nominees.

Proposal 2—The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting is required to approve the compensation of our NEOs (assuming a quorum is present). Because this vote is advisory, the results of the vote are not binding on our Board or our Compensation and Human Resources Committee. However, if there is a significant vote against the compensation of our NEOs, then our Board and our Compensation and Human Resources Committee will carefully evaluate whether any actions are necessary to address those concerns. Abstentions and broker non-votes will have the effect of votes against this proposal.

Proposal 3—The frequency of the advisory vote on the compensation of our NEOs receiving the greatest number of votes cast in favor of such frequency, whether every year, every two years or every three years, will be the frequency of the advisory vote on executive compensation that shareholders are deemed to have approved. Because this is an advisory vote, the results of the vote are not binding on our Board or our Compensation and Human Resources Committee. Our Board and our Compensation and Human Resources Committee intend to consider the results of this advisory vote in making a determination concerning the frequency of advisory shareholder votes on the compensation of our NEOs. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 4—The affirmative vote of the holders of a majority of the shares of our common stock represented and voted at the Annual Meeting (assuming a quorum is present) is required to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will have the effect of votes against this proposal. See the Q&A, above, titled “Will my shares be voted if I do not provide my proxy?” regarding the effect broker non-votes will have on this proposal.

Proposal 5—The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting (assuming a quorum is present) is required to approve the Regal Rexnord Corporation 2023 Omnibus Incentive Plan. Abstentions and broker non-votes will have the effect of votes against this proposal.

Q: Who conducts the proxy solicitation and how much will it cost?

A:

We are requesting your proxy for the Annual Meeting and will pay all costs of soliciting shareholder proxies. In addition to soliciting proxies by mail and through the Internet, we may request proxies personally and by telephone, fax or other means. We can use our directors, officers and regular employees to request proxies. These people do not receive additional compensation for these services. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket and clerical expenses for forwarding solicitation materials to beneficial owners of our common stock.

Q: Are our Company’s proxy materials available on the Internet?

A:

Yes. Our Company’s proxy statement for the Annual Meeting and 2022 Annual Report to Shareholders are available at www.proxyvote.com.

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PROPOSAL 1
ELECTION OF DIRECTORS

Our Board is currently comprised of eleven directors with the terms of each director expiring at the Annual Meeting. Our Board has nominated Jan A. Bertsch, Stephen M. Burt, Anesa T. Chaibi, Theodore D. Crandall, Michael P. Doss, Michael F. Hilton, Louis V. Pinkham, Rakesh Sachdev, Curtis W. Stoelting and Robin A. Walker-Lee, each of whom is currently serving as a director, for election at the Annual Meeting. We include background information on all of the nominees below.

Upon election, the directors will hold office for a term expiring at the 2024 annual meeting of shareholders and until their successors have been duly elected and qualified. Our Board has established a retirement age of 72 within the Corporate Governance Guidelines and our Company’s Bylaws. Specifically, a director is expected to retire from our Board on the day and hour of the annual shareholders meeting next following his or her 72nd birthday. None of our director nominees has reached the mandatory retirement age of 72 as of the date of the Annual Meeting.

After serving on our Board since 2003, Christopher L. Doerr will be retiring from our Board at the expiration of his term at the Annual Meeting. Our Board has acted to reduce the size of the Board to ten directors effective at the expiration of Mr. Doerr’s term, and is proposing ten nominees for election at the Annual Meeting.

Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of our Board’s nominees for election as directors. Our Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any nominee should be unable or unwilling to serve, the shares represented by proxies received will be voted for another nominee selected by our Board.

Our Corporate Governance, Sustainability and Director Affairs Committee periodically reviews and recommends to our Board the qualities, skills and attributes desired in our directors to reflect the unique challenges facing, and business strategies of, our Company. The Corporate Governance, Sustainability and Director Affairs Committee reviews the qualities, skills and attributes of proposed nominees when it makes director nominee recommendations to our Board and compares them against the desired qualities, skills and attributes. Our Board reviews this information when considering proposed nominees.

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Some of the business challenges and strategies we have identified, and the corresponding desired qualities, skills and attributes, are described in the following table.

Challenges/Strategies	Desired Qualities, Skills, Attributes
We are a global company with operations and customers around the world
•

Diversity of gender, race, ethnicity, nationality, cultural and/or professional experience

•

Significant international experience

•

Experience as a current or former chief executive officer or chief operating officer, or significant operations experience

We have grown substantially through acquisition, and future acquisitions are one component of our capital deployment strategy	• Business development/M&A experience • Knowledge of investment banking and/or capital markets
Our presence and sales in multiple global jurisdictions and across several business platforms results in a wide variety of transactions in many currencies	• Experience as a current or former chief financial officer • Expertise in matters of public accounting
We believe that good corporate governance will improve our operating performance and aligns with the interests of our shareholders	• Public company board experience • Knowledgeable in corporate governance
Our industry has numerous unique challenges associated with manufacturing our products as well as conducting our business
•

Knowledge and experience in our industry

•

Current or past experience with manufacturing, including supply chain management and lean principles

•

Experience with having responsibility for the profit and loss of a business/operation

One of the key elements of our strategy is to profitably grow organically by innovating our products around the themes of energy efficiency and disruptive technologies
•

Experience in driving growth with innovative products, systems or services

•

Entrepreneurial experience

•

Expertise in technology, engineering and information technology

•

Commercial expertise, including in sales and marketing and 80/20

•

Environmental/sustainability background

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Nominees for Election at the Annual Meeting

The following sets forth certain information, as of March 3, 2023, about each of our Board’s nominees for election at the Annual Meeting. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and has held the offices shown for more than the past five years.

Age: 66 Director since: 2019 INDEPENDENT Committees: • Audit • Compensation and Human Resources • Transaction	JAN A. BERTSCH

Experience:

Ms. Bertsch is retired and was most recently the Senior Vice President and Chief Financial Officer of Owens-Illinois, Inc., a packaging and glass container manufacturer, from 2015 to 2019. Prior to this role, Ms. Bertsch served as Executive Vice President and Chief Financial Officer of Sigma-Aldrich Corporation from 2012 to 2015. Prior to that role, Ms. Bertsch served as Treasurer and then Vice President, Controller and Principal Accounting Officer at BorgWarner Inc., from 2009 to 2012. Ms. Bertsch also served as Corporate Treasurer and Chief Information Officer at Chrysler LLC and earlier in various roles of increasing responsibility in Finance and Treasury at Ford Motor Company. Ms. Bertsch has a B.S. in Finance from Wayne State University and an M.B.A. from Eastern Michigan University. Ms. Bertsch has been a director of BWX Technologies, Inc. since 2013, and became the independent chair of the BWX board in 2022. She has also been a director of Axalta Coating Systems since 2022 and served as a director of Meritor, Inc. from 2016 to 2022.

Qualifications:

•  CFO experience;

•  Expertise in matters of public accounting;

•  Extensive M&A experience;

•  Gender diversity;

•  Innovation/entrepreneurial experience;

•  Experience in manufacturing;

•  Global experience;

•  Engineering/IT/technical expertise

•  Knowledge of cybersecurity standards, practices and processes;

•  Operating (P&L) experience; and

•  Environmental/sustainability background.

Age: 58 Director since: 2010 INDEPENDENT Committees: • Audit (Chair) • Transaction	STEPHEN M. BURT

Experience:

Mr. Burt is the Managing Director of Duff & Phelps, a provider of independent financial advisory and investment banking services. Mr. Burt is currently the leader of the firm’s Mergers and Acquisitions Advisory practice, as well as the President of Duff & Phelps Securities, LLC, a provider of merger and acquisition advisory services, and has been with the company since 1994. Mr. Burt has a B.S. in Finance from Indiana University and an M.B.A. in Finance from DePaul University. Mr. Burt serves on the Finance Advisory Board in the Driehaus College of Business at DePaul University and was previously an NACD Board Leadership Fellow.

Qualifications:

•  Extensive M&A experience;

•  Investment banking and capital markets expertise;

•  Experience in our industry;

•  Global experience;

•  Marketing expertise;

•  Operating (P&L) experience;

•  Corporate governance knowledge; and

•  Shareholder/investor relations experience.

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Age: 56 Director since: 2014 INDEPENDENT Committees: • Compensation and Human Resources (Chair)	ANESA T. CHAIBI

Experience:

Ms. Chaibi served as the President and Chief Executive Officer of CoolSys, Inc., a market-leading refrigeration and HVAC service provider, until February 2023. Prior to joining CoolSys, Ms. Chaibi served as an industry advisor in the Industrial and Business Services Group with Warburg Pincus, a leading global private equity firm focused on growth investing, from 2019 to 2021. Prior to that role, Ms. Chaibi was the Chief Executive Officer and a director of Optimas OE Solutions, LLC, a global provider of integrated supply chain solutions and engineering support, from 2016-2019. Previously, Ms. Chaibi served as President and Chief Executive Officer of HD Supply Facilities Maintenance, a division of HD Supply Holdings, Inc., an industrial supplier, from 2005 to 2015. Prior to this role, Ms. Chaibi held a variety of roles of increasing responsibility within several business units at General Electric from 1989 to 2005. Ms. Chaibi has a B.S. in Chemical Engineering from West Virginia University and an M.B.A. from the Fuqua School of Business at Duke University. Additionally, Ms. Chaibi is an NACD Board Leadership Fellow. Ms. Chaibi has served as a director of Advanced Drainage Systems, Inc., a leading global manufacturer of stormwater and onsite septic wastewater management products and solutions, since 2020.

Qualifications:

•  CEO experience;

•  Industrial technology background;

•  Extensive M&A experience;

•  Gender and ethnic or racial diversity;

•  Innovation/entrepreneurial experience;

•  Experience in manufacturing;

•  Experience in our industry;

•  Shareholder/investor relations experience;

•  Global experience;

•  Engineering/IT/technical expertise;

•  Knowledge of cybersecurity standards, practices and processes;

•  Marketing expertise;

•  Operating (P&L) experience;

•  Investment banking and capital markets experience; and

•  Corporate governance knowledge.

Age: 67 Director since: 2021 INDEPENDENT Committees: • Audit	THEODORE D. CRANDALL

Experience:

Mr. Crandall retired from Rockwell Automation, a leading global provider of industrial automation power, control and information solutions, in 2019. His most recent roles included Senior Vice President of the Control Products and Solutions segment from 2017 to 2019, and Senior Vice President and Chief Financial Officer of Rockwell Automation from 2007 to 2017. Prior to that Mr. Crandall served in a variety of executive roles in finance, manufacturing and logistics and general management for Rockwell Automation and Electronics Corporation of America, a company acquired by Rockwell Automation in 1986. Prior to joining our Board, Mr. Crandall served as a director of Zurn Elkay Water Solutions Corporation (formerly known as Rexnord Corporation) from 2015 to 2021. Mr. Crandall received a B.S. in Management Science and Economics and a Master’s degree in Industrial Administration from Carnegie-Mellon University.

Qualifications:

•  CFO experience;

•  Expertise in matters of public accounting;

•  Corporate governance knowledge;

•  Operating (P&L) experience;

•  Global experience;

•  Experience in manufacturing;

•  Engineering/IT/technical expertise;

•  Knowledge of cybersecurity standards, practices and processes; and

•  Industrial technology background.

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Age: 56 Director since: 2022 INDEPENDENT Committees: • None	MICHAEL P. DOSS

Experience:

Mr. Doss has served as the President and Chief Executive Officer of Graphic Packaging Holding Company, a $9.4 billion public company that is a leader in the design and manufacturing of packaging for consumer products, since 2015. Prior to that role, Mr. Doss held roles of increasing complexity with Graphic Packaging from 1990 to 2015, including Chief Operating Officer (2013-2015), Executive Vice President, Commercial Operations (2012-2013), Senior Vice President, Consumer Packaging (2008-2012), Senior Vice President, Food and Consumer Products Packaging (2006-2008), Vice President, Operations, Universal Packaging (2003-2006), Director Web Systems, Universal Packaging (2000-2003), and Plant Manager (1990-2000). Mr. Doss served as a director of Sealed Air Corporation from 2020 to 2022, and is a member of the boards of directors for the American Forest & Paper Association, the Sustainable Forest Initiative, the Paper Recycling Coalition, the Atlanta Area Council of the Boy Scouts of America and the Atlanta Metro Chamber of Commerce. Mr. Doss has both a B.S. in Industrial Marketing and an M.B.A. from Western Michigan University. Mr. Doss was recommended to our Corporate Governance, Sustainability and Director Affairs Committee by a third-party search firm.

Qualifications:

•  CEO experience;

•  Corporate governance knowledge;

•  Operating (P&L) experience;

•  Experience in manufacturing;

•  Marketing expertise;

•  Industrial technology background;

•  Innovation/entrepreneurial experience;

•  Extensive M&A experience;

•  Knowledge of cybersecurity standards, practices and processes; and

•  Environmental/sustainability background.

Age: 68 Director since: 2019 INDEPENDENT Committees: • Audit • Compensation and Human Resources • Transaction	MICHAEL F. HILTON

Experience:

Mr. Hilton is retired and most recently served as a director and the President and Chief Executive Officer of Nordson Corporation, an engineering and manufacturing company, from 2010 to 2019. Prior to that, Mr. Hilton served at Air Products and Chemicals, Inc., a manufacturer of industrial gases, beginning in 1976 in various roles of increasing responsibility, serving most recently as the Senior Vice President and General Manager, Electronics and Performance Materials, from 2007 to 2010. Mr. Hilton has both a B.S. in Chemical Engineering and an M.B.A. from Lehigh University. Mr. Hilton has served as a director of Lincoln Electric Holdings, Inc. since 2015, and Ryder System, Inc. since 2012.

Qualifications:

•  CEO experience;

•  Shareholder/investor relations experience;

•  Corporate governance knowledge;

•  Operating (P&L) experience;

•  Experience in manufacturing;

•  Engineering/IT/technical expertise;

•  Marketing expertise;

•  Industrial technology background;

•  Global experience;

•  Innovation/entrepreneurial experience; and

•  Extensive M&A experience.

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Age: 51 Director since: 2019 Committees: • None	LOUIS V. PINKHAM

Experience:

Mr. Pinkham joined our Company in April 2019 as Chief Executive Officer. Prior to joining the Company, Mr. Pinkham was Senior Vice President of Crane Co., an industrial products manufacturer, from 2016 to 2019, and served in other leadership roles at Crane Co. from 2012 to 2016. Prior to joining Crane Co., Mr. Pinkham was Senior Vice President and General Manager of the Critical Power Solutions Division, Electrical Group at Eaton Corporation. From 2000 to 2012, he held successive and increasing roles of global responsibility at Eaton. Prior to joining Eaton, Mr. Pinkham held an Engineering and Quality Manager position at ITT Sherotec and a Process Design Engineer position with Molecular Biosystems, Inc. Mr. Pinkham serves as a member of the Board of Trustees for the University of Chicago Medical Center, the Museum of Science and Industry in Chicago and the Manufacturers Alliance for Productivity and Innovation (MAPI), and as a member of the Board of Governors for the National Electrical Manufacturers Association. Mr. Pinkham has a B.S. in Engineering from Duke University, an M.S. in Engineering Management from Northwestern University’s McCormick School of Engineering, and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management.

Qualifications:

•  CEO experience;

•  Extensive M&A experience;

•  Industrial technology background;

•  Innovation/entrepreneurial experience;

•  Experience in manufacturing;

•  Global experience;

•  Engineering/IT/technical expertise;

•  Operating (P&L) experience; and

•  Shareholder/investor relations experience.

Age: 67 Director since: 2007 INDEPENDENT CHAIRMAN Committees: • Compensation and Human Resources • Transaction (Chair)	RAKESH SACHDEV

Experience:

Mr. Sachdev most recently served as the interim Chief Executive Officer of Axalta Coating Systems, a S&P 400 company and a global supplier of paints and coatings to the automotive and industrial markets, from August 2022 until the end of 2022, after which he was appointed as the independent chairman of the Axalta board. Prior to that role, Mr. Sachdev served as the Chief Executive Officer of Platform Specialty Products Corporation (renamed Element Solutions Inc.), a global diversified producer of high-technology specialty chemicals; he served as the Chief Executive Officer from 2016 to 2019 and a director from 2016 to 2020. Prior to that role, Mr. Sachdev served as a director and the President and Chief Executive Officer of Sigma-Aldrich Corporation, a leading S&P 500 life science and technology company, from 2010 to 2015 and as the Vice President and Chief Financial Officer, from 2008 to 2010. Mr. Sachdev also served in various executive positions at Meritor, Inc. , a global supplier of automotive systems and components, and Cummins Inc., a global engine and power systems manufacturer. Mr. Sachdev currently is a senior advisor at New Mountain Capital, a private equity firm. Mr. Sachdev has served as a director of Edgewell Personal Care Company since 2015, Herc Holdings since 2021, and Axalta Coating Systems since 2020. In the past, Mr. Sachdev served as a director of Avantor, Inc., from 2019 to 2021, a board member and Chair of the Federal Reserve Bank of St. Louis and as a member of the Board of Trustees of Washington University in St. Louis. Mr. Sachdev has a B.S. in Mechanical Engineering from the Indian Institute of Technology, Delhi, an M.S. in Mechanical Engineering from the University of Illinois, and an M.B.A. from Indiana University.

Qualifications:

•  CEO experience;

•  Extensive M&A experience;

•  CFO experience;

•  Expertise in matters of public accounting;

•  Ethnic or racial diversity;

•  Innovation/entrepreneurial experience;

•  Investment banking and capital markets expertise;

•  Experience in manufacturing;

•  Global experience;

•  Engineering/IT/technical expertise;

•  Operating (P&L) experience;

•  Corporate governance knowledge; and

•  Shareholder/investor relations experience.

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Age: 63 Director since: 2005 INDEPENDENT Committees: • Corporate Governance, Sustainability and Director Affairs (Chair)	CURTIS W. STOELTING

Experience:

Mr. Stoelting most recently was a director and the Chief Executive Officer of Roadrunner Transportation Systems, Inc., a transportation and logistics service provider, from 2017 to 2020. Prior to that, Mr. Stoelting was the President and Chief Operating Officer of Roadrunner from 2016 to 2017. Prior to that role, Mr. Stoelting served as the Chief Executive Officer and a director of TOMY International (formerly RC2 Corporation), a designer, producer, and marketer of products for infants and toddlers, from 2003 to 2013. Prior to that role, Mr. Stoelting served in several leadership roles at RC2 from 1994 to 2003, including as the Chief Operating Officer and a director beginning in 2000. Mr. Stoelting has a B.A. in Accounting from the University of Illinois and is a Certified Public Accountant.

Qualifications:

•  CEO experience;

•  Extensive M&A experience;

•  CFO experience;

•  Expertise in matters of public accounting;

•  Investment banking and capital markets expertise;

•  Experience in manufacturing;

•  Innovation/entrepreneurial experience;

•  Engineering/IT/technical expertise;

•  Marketing expertise;

•  Operating (P&L) experience;

•  Corporate governance knowledge; and

•  Shareholder/investor relations experience.

Age: 68 Director since: 2021 INDEPENDENT Committees: • Corporate Governance, Sustainability and Director Affairs	ROBIN A. WALKER-LEE

Experience:

Ms. Walker-Lee served as the Executive Vice President, General Counsel and Secretary of TRW Automotive Holdings Corp., a leader in automotive safety systems and one of the top financial performers in the industry, from 2010 to 2015. Prior to that role, she served as Assistant General Counsel of Operations for General Motors Company, together with its predecessor General Motors Corporation, “GM”, an automobile manufacturer, from 2009 to 2010, and as General Counsel and Vice President of Public Policy for GM — Latin America, Africa, and Middle East, from 2002 to 2008. She also had oversight responsibility for several high-profile corporate matters and served on special assignment to the General Counsel of GM during its bankruptcy restructuring. Prior to joining our Board, Ms. Walker-Lee served as a director of Zurn Water Solutions Corporation (formerly known as Rexnord Corporation) from 2015 to 2021 and has served on the EMCOR Group Board of Directors as Chair of the Nominating and Governance Committee since 2018. EMCOR Group is a global leader in mechanical and electrical construction, industrial and energy infrastructure, and facilities services to commercial, industrial, utility, and institutional customers. Ms. Walker-Lee has an undergraduate degree from University of Kansas and a Juris Doctorate degree from University of Michigan Law School.

Qualifications:

•  Corporate governance knowledge;

•  Global experience;

•  Innovation/entrepreneurial experience;

•  Extensive M&A experience; and

•  Gender diversity.

OUR BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE “FOR” ALL NOMINEES.

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BOARD OF DIRECTORS

Corporate Governance Highlights

We believe good governance is one critical element to achieving long-term shareholder value. We are committed to governance policies and practices that serve our and our shareholders’ long-term interests, as well as enable solid risk management and our performance-based focus. The following table summarizes certain highlights of our corporate governance practices and policies:

Annual election of all directors	Cyclical individual director evaluations
Majority voting for directors	Right of shareholders to call special meetings
Three members of our Board are female	No “poison pill”
Two members of our Board are racially or ethnically diverse	Share ownership guidelines for directors and executives
All standing committees are composed entirely of independent directors	Commitment to sustainability
Annual Board and Committee evaluations	Proxy access right granted to shareholders

Corporate Governance and Independent Directors

Our Board has in effect Corporate Governance Guidelines that, in conjunction with our Board committee charters, establish processes and procedures to help ensure effective and responsive governance by our Board. The Corporate Governance Guidelines are available, free of charge, on our website at www.regalrexnord.com. We are not including the information contained on or available through our website as a part of, or incorporating such information by reference into, this proxy statement.

The Corporate Governance Guidelines provide that a majority of the members of our Board must be independent directors under the listing standards of the NYSE. Our Board has adopted certain categorical standards of director independence to assist it in making determinations of director independence and which are contained in the Corporate Governance Guidelines.

Based on these standards, our Board affirmatively determined by resolution that each of Ms. Bertsch, Mr. Burt, Ms. Chaibi, Mr. Crandall, Mr. Doss, Mr. Hilton, Mr. Sachdev, Mr. Stoelting and Ms. Walker-Lee, and our outgoing director, Mr. Doerr, has no material relationship with our Company, and, therefore, each is independent in accordance with the NYSE listing standards and with the categorical standards of director independence adopted by our Board. Our Board regularly reviews the continuing independence of the directors.

Code of Business Conduct and Ethics

Our Board has adopted the Regal Rexnord Corporation Code of Business Conduct and Ethics (the “Code”), which applies to our directors, officers and associates. The Code is available, free of charge, on our website at www.regalrexnord.com.

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Board Leadership Structure

Our Board does not maintain a policy on whether the roles of CEO and Chairman of the Board (“Chairman”) should be separate. Our Board reserves the right to vest the responsibilities of the CEO and Chairman in different individuals or in the same individual if, in our Board’s judgment, a combined CEO and Chairman position is in the best interest of our Company. Currently, the two leadership positions are not combined.

Mr. Sachdev has served as the Chairman since the 2019 annual meeting of shareholders. Mr. Pinkham, as CEO, works closely with his fellow directors and the Chairman, while continuing to lead the Company in the CEO role.

In the circumstance where the responsibilities of the CEO and Chairman are vested in the same individual, or where the Chairman is not considered independent, our Board will designate a Presiding Director from among the independent directors. The position of the Presiding Director, when such position is applicable, rotates periodically among the non-employee directors as determined by our Board upon the recommendation of the Corporate Governance, Sustainability and Director Affairs Committee. The Presiding Director is an independent and empowered director who is appointed by the independent directors and who works closely with the Chairman. The Corporate Governance Guidelines outline the role and responsibilities of the Chairman/Presiding Director.

Oversight of Risk Management

Our full Board is responsible for the oversight of our Company’s operational and strategic risk management processes. Our Board believes that oversight of risk management belongs at the full Board level rather than with any one particular committee, primarily because of the importance of understanding and mitigating risk to the overall success of our Company. As part of its risk management responsibilities, our full Board provides oversight of the Company’s management and mitigation of cybersecurity risks.

In furtherance of our Board’s risk management oversight goals, the Company convenes a Risk Committee comprised of key functional and business leaders. Among other members, the Risk Committee includes our Chief Information Security Officer, our Director of Global Risk and Property Management, our Vice President, Internal Audit, and our Vice President, Environmental, Health and Safety to ensure a strong focus on cybersecurity, business continuity, and enterprise risks. The Risk Committee’s members are charged with, among other things, identifying and assessing significant risk areas, as well as working with executive leadership and their teams to develop and execute plans, responses or mitigation strategies to address significant risks that could otherwise negatively impact our ability to achieve our objectives.

To gather information about our enterprise risk, the Risk Committee identifies primary areas that generate enterprise risk for our Company, and then distributes a survey to a group of our top leaders. The survey produces a risk priority number (RPN) for each risk area, which is used to generate a heat map that reflects the relative impact and likelihood of each risk area. Based on feedback from our CEO, Audit Committee and Board, the Risk Committee prioritizes developing mitigation strategies to address the highest-risk items identified by the survey and heat map analysis.

The Risk Committee periodically summarizes its activities and findings (including the results of its survey and heat map analysis) directly to our CEO, as well as the Audit Committee and our full Board. The Risk Committee’s work is also used by our management team as part of our disclosure controls and procedures to ensure that information regarding material risks applicable to our Company are appropriately disclosed in our public filings.

While our Board maintains responsibility for oversight of all areas of risk management, it relies on our Audit Committee to address significant financial risk exposures facing our Company and the steps management has taken to monitor, control and report such exposures, with appropriate reporting of these risks to be made to the full Board. Our Board also relies on our Compensation and Human Resources Committee to address significant risk exposures facing our Company with respect to compensation programs and incentives, and on our Corporate Governance, Sustainability and Director Affairs Committee to address any significant risk exposures facing our Company with respect to environmental, social and governance (ESG) matters applicable to the Company, in each case with appropriate reporting of these risks to be made to the full Board. Our Board’s role in our Company’s risk oversight has not affected our leadership structure.

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Executive Sessions

Our Board holds at least four regularly scheduled meetings per year at which the independent directors meet in executive session without members of management or other (non-independent) directors present. The non-employee directors may also meet without management present at such other times as they determine appropriate.

Communications with our Board

Shareholders and other interested parties may communicate with the full Board, the Chairman, non-management directors as a group, or individual directors by delivering a written communication to Regal Rexnord Corporation, Attention: Board of Directors, 200 State Street, Beloit, Wisconsin 53511, or by sending an e-mail communication to board.inquiry@regalrexnord.com. The communications should be addressed to the specific director or directors whom the shareholder or interested party wishes to contact and should specify the subject matter of the communication. Our Company’s Secretary will deliver appropriate communication directly to the director or directors to whom it is addressed. The Secretary will generally not forward to the director or directors communication that he determines to be primarily commercial in nature or concerns our day-to-day business activities, or that requests general information about our Company.

Concerns about accounting or auditing matters or possible violations of the Code should be reported pursuant to the procedures outlined in the Code, which is available on our website at www.regalrexnord.com.

Committees

We have three standing committees of our Board: Audit Committee, Compensation and Human Resources Committee, and Corporate Governance, Sustainability and Director Affairs Committee. Ad hoc committees are created for specific purposes from time to time. Each committee is appointed by and reports to our Board. Our Board has adopted, and may amend from time to time, a written charter for each of the standing committees. Copies of each of these charters are available free of charge on our website at www.regalrexnord.com.

Audit Committee

The Audit Committee consists of Mr. Burt (Chairperson), Ms. Bertsch, Mr. Crandall and Mr. Hilton. Each of the members of the committee is independent as defined by the NYSE listing standards and the rules of the Securities and Exchange Commission (the “SEC”). Our Board determined that each of Mr. Burt, Ms. Bertsch, Mr. Crandall and Mr. Hilton qualify as an “audit committee financial expert” as defined in SEC rules and meets the expertise requirements for audit committee members under the NYSE listing standards. The principal functions performed by the Audit Committee, which met five times in 2022, are to assist our Board in monitoring:

•

the overall quality of our Company’s financial statements and financial reporting;

•

our independent registered public accounting firm’s qualifications and independence;

•

our accounting controls and policies;

•

the performance of our internal audit function and independent registered public accounting firm; and

•

our compliance with legal and regulatory requirements.

The Audit Committee has the sole authority to appoint, retain, compensate and terminate our independent registered public accounting firm and to approve the compensation paid to our independent registered public accounting firm. The Audit Committee has presented to shareholders for ratification at the Annual Meeting its selection of our independent registered public accounting firm for 2023. See “Proposal 4: Ratification of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for the Year Ending December 31, 2023.”

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Compensation and Human Resources Committee

The Compensation and Human Resources Committee consists of Ms. Chaibi (Chairperson), Ms. Bertsch, Mr. Hilton and Mr. Sachdev. Each of the members of the Compensation and Human Resources Committee is independent as defined by the NYSE listing standards. The principal functions of the Compensation and Human Resources Committee, which met four times in 2022, are to:

•

help develop our overall compensation philosophy;

•

administer our incentive compensation plans (including our equity incentive plans);

•

determine and approve the compensation of the CEO and the other executive officers;

•

review and monitor succession and leadership development planning; and

•

review, formulate, recommend and administer short- and long-range compensation programs for the executive officers and key employees.

A more complete description of our Compensation and Human Resources Committee’s practices can be found in the Compensation Discussion and Analysis section of this proxy statement.

The Compensation and Human Resources Committee from time to time uses independent compensation consultants to assist the committee in the performance of its responsibilities. As part of its evaluation of potential compensation consultants, the committee considers all factors relevant to the consultant’s independence from management and potential conflicts of interest in accordance with applicable SEC rules and NYSE listing standards. After selecting an independent compensation consultant, the committee periodically meets with that consultant throughout the year at such times as the committee deems appropriate, and receives reports and advice from the consultant on matters of executive compensation. The committee selected Meridian Compensation Partners to serve as its independent compensation consultant in 2022.

Corporate Governance, Sustainability and Director Affairs Committee

The Corporate Governance, Sustainability and Director Affairs Committee currently consists of Mr. Stoelting (Chairperson), Mr. Doerr and Ms. Walker-Lee. Each of the members of the Corporate Governance, Sustainability and Director Affairs Committee is independent as defined by the NYSE listing standards. The principal functions of the Corporate Governance, Sustainability and Director Affairs Committee, which met four times in 2022, are to:

•

develop and recommend to our Board a set of corporate governance principles applicable to our Company, including matters of Board organization, membership, compensation, independence and function, and committee structure and membership;

•

take a leadership role in shaping our corporate governance;

•

oversee ESG matters applicable to the Company and periodically review the Company’s policies, governance structures, initiatives, strategies, disclosures and engagement with shareholders and other key stakeholders related to ESG matters;

•

identify directors qualified to serve on the committees established by our Board;

•

recommend to our Board the members and the chairperson for each committee to be filled by our Board; and

•

identify individuals qualified to become directors (consistent with the criteria approved by our Board) and to recommend candidates for all directorships to be filled by our Board or by our shareholders.

Effective as of January 24, 2022, the Corporate Governance, Sustainability and Director Affairs Committee assumed responsibility for day-to-day oversight of ESG matters applicable to the Company, as part of the Company’s continued focus on improving its governance and oversight of sustainability matters. As part of the Corporate Governance, Sustainability and Director Affairs Committee’s additional focus on ESG matters, our management team provides a quarterly ESG-focused report to the committee.

Ad Hoc Transaction Committee

In March 2022, our Board formed a Transaction Committee, comprised of Mr. Sachdev (Chairperson), Ms. Bertsch, Mr. Burt, and Mr. Hilton to assist the Board in the significant work of evaluating and making recommendations with respect to our planned acquisition of Altra Industrial Motion Corp. (“Altra”). The Transaction Committee met five times in 2022.

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Changes in Committee Composition

As part of its annual review of board and committee best practices, our Board determined in March 2023 to refresh our committee composition and rotate certain committee leadership positions. Effective April 17, 2023 in preparation for our Board and committee meetings that will occur April 24-25, 2023 and Mr. Doerr’s impending retirement, the committee composition will be as described below. There will not be any changes to the composition of our Transaction Committee at this time. The biographies for our director nominees contained herein reflect current committee composition and not the changes described below.

Director	Committee Memberships
	Audit	Compensation and Human Resources	Corporate Governance, Sustainability and Director Affairs
Jan A. Bertsch
Stephen M. Burt
Anesa T. Chaibi
Theodore D. Crandall	✪
Christopher L. Doerr
Michael P. Doss
Michael F. Hilton		✪
Louis V. Pinkham
Rakesh Sachdev
Curtis W. Stoelting
Robin A. Walker-Lee			✪
Chairman of the Board. ✪ Chair.

Nominations of Directors

Our Company’s Amended and Restated Bylaws have featured proxy access since 2017. Proxy access is provided to a shareholder, or a group of up to 20 shareholders, owning at least 3% of our Company’s outstanding common stock continuously for at least three years. Eligible shareholders are permitted to nominate up to 20% of the total number of directors, rounded down to the nearest whole number (but not less than two), provided that the shareholders and nominees satisfy the requirements specified in the bylaws. Nominating shareholders are required to satisfy certain informational and procedural requirements, including (i) that such shareholders do not have an intent or objective to influence or change control of our Company and (ii) that their nominees will not have entered into any agreements as to how they will vote or act on different matters. Under the bylaws, we must receive notice of a shareholder’s director nomination for the 2024 annual meeting of shareholders pursuant to the proxy access bylaw provision no sooner than October 18, 2023 and no later than November 17, 2023. If the notice is received outside that time frame, then we are not required to include the nominees in our proxy materials for the 2024 annual meeting of shareholders.

The Corporate Governance, Sustainability and Director Affairs Committee will also consider persons recommended by shareholders to become nominees for election as directors in accordance with the criteria set forth in the Corporate Governance Guidelines under the heading “The Corporate Governance, Sustainability and Director Affairs Committee will only review recommendations for director nominees from any shareholder or group of shareholders beneficially owning in the aggregate at least 5% of the issued and outstanding shares of our common stock for at least one year as of the date that the recommendation is made. Recommendations with respect to the 2024 annual meeting of shareholders must be submitted by November

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17, 2023 for the recommendation to be considered by the Corporate Governance, Sustainability and Director Affairs Committee.

In identifying and evaluating nominees for director, the Corporate Governance, Sustainability and Director Affairs Committee believes that all directors should be financially literate and must be committed to understanding our Company and its industry, and must also possess the highest personal and professional ethics, integrity and values, and commitment to representing the long-term interest of the shareholders. Directors must also possess a diverse set of skills and experience with a background in areas that are relevant to our activities. Directors should also be inquisitive and have an objective perspective, practical wisdom and mature judgment. Directors must be willing and able to devote whatever time is necessary to carry out their duties and responsibilities effectively. Directors will not be nominated unless they are willing to serve for an extended period of time.

While the Corporate Governance, Sustainability and Director Affairs Committee does not have a formal policy relating specifically to the consideration of diversity in its process to select and evaluate director nominees, the Committee does consider diversity of viewpoint, background, industry knowledge and perspectives, as well as ethnic and gender diversity, as part of its overall evaluation of candidates for director nominees. Specifically, our criteria for director nominees, included as Appendix A to our Corporate Governance Guidelines, provide that directors should be selected so that our Board is composed of qualified individuals who reflect diversity of background, perspective, gender, race and ethnicity.

For a timely recommendation submitted by a shareholder to be considered by the Corporate Governance, Sustainability and Director Affairs Committee, the candidate recommended by a shareholder must be “independent” as defined in the NYSE independence standards and SEC regulations, and meet the minimum expectations for a director set forth in our Company’s Corporate Governance Guidelines. The Corporate Governance, Sustainability and Director Affairs Committee will have sole discretion whether to nominate an individual recommended by a shareholder. As to any candidate identified by the Corporate Governance, Sustainability and Director Affairs Committee to become a nominee, the candidate must possess the requisite qualifications, although the Corporate Governance, Sustainability and Director Affairs Committee need not require such nominee to be independent. Nevertheless, we strive to have all directors, other than those directors who are current or former members of our management, be independent as defined by the NYSE independence standards and SEC regulations.

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Sustainability

We believe that positive ESG-related business practices strengthen our Company, increase our connection with our stakeholders and help us better serve our customers and the communities in which we operate. We believe we are on an exciting ESG journey with tremendous opportunities to create a better tomorrow. In our view, that sustainability goes beyond compliance, extending to other areas, including worker health and safety, environmental impact, anti-corruption and trade compliance, responsible sourcing, human rights, labor practices and diversity, engagement and inclusion.

In 2022, we announced our commitment to achieving carbon emission neutrality in our operations across scopes 1 and 2 by 2032, to achieving carbon emission neutrality across scopes 1, 2 and 3 by 2050, and to pursuing the latter in alignment with science based targets. Our Company is beginning the foundational work to achieve these “net zero” goals by focusing significant time and effort on improving our environmental data reporting and accuracy, outlining a strategy to achieve our environmental impact goals, defining the relevant metrics to track our progress, and establishing a robust governance structure to help drive accountability.

Our Sustainability Report is available on our website at sustainability.regalrexnord.com. As discussed above, although our full Board is still ultimately responsible for the oversight of our sustainable business practices and related risks and opportunities, the Corporate Governance, Sustainability and Director Affairs Committee is responsible for oversight of our continuing ESG journey. Our Sustainability Report is not incorporated by reference herein.

Ways we have further demonstrated our commitment to sustainability include:

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As disclosed in our 2022 Sustainability Report, we achieved all of our 2025 environmental impact reduction targets ahead of schedule.

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Our growth strategy is aligned with developing environmentally-friendly solutions for our customers, including innovative products that reduce energy consumption, water usage, sound levels, and workplace injuries. As part of our mid-term strategic planning process, our business teams are required to outline opportunities to address rising demand for more energy-efficient products, and to specify what they are doing to improve the environmental friendliness of our manufacturing operations.

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We have introduced, and are committed to continue introducing, more energy-efficient products. Energy-efficiency must now be a factor when considering all new product development. A recent example is our COPRATM high-efficiency air moving sub-system, which utilizes a short axial length to reduce the sub-system’s footprint and lower energy consumption by up to 10%. Given advances in the efficiency of individual components, energy efficiency gains increasingly will come from optimizing systems and sub-systems like COPRA.

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Going forward, we will be highly focused on selling industrial powertrain solutions, which include our Regal Rexnord motor plus critical power transmission components that connect the motor to whatever it is powering. By engineering powertrain components to work better as an integrated system, we believe significant performance and efficiency gains can be realized.

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Our formal environmental, health, safety and sustainability program, called our Compliance Citizenship Review, helps us to systematically decrease our footprint, and we assess progress at each of our sites annually. In 2022, we began rolling out a Sustainability Champion program to ensure even stronger local ownership over environmental efficiency efforts. Each of our sites will have a Sustainability Champion, who will leverage Regal Rexnord Business System tools to drive measurable sustainability improvements at their facility.

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Regal Rexnord’s Rowville, Australia; Ciserano, Italy and Meadowdale, South Africa sites all installed solar power systems in 2022.

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We contribute to the communities where we live and work by supporting local charitable organizations and contributing a significant number of volunteer hours. In 2022, the Company and the Regal Rexnord Charitable Foundation contributed $1,261,200 to charitable organizations, up from $1,083,100 in 2021. The Charitable Foundation supports charitable organizations in many of the communities where our associates live and work globally. The amount we contributed internationally in 2022 (predominately in Mexico, given the high concentration of Regal Rexnord associates there) represented approximately 33% of our overall contributions.

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We foster a strong corporate culture that centers around our Regal Rexnord Values and promotes the highest standards of ethics and compliance for our business, including the Code that sets forth principles to guide the conduct of our directors, officers and employees.

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We maintain an Integrity Alert Line whereby suspected violations of the Code can be reported via phone or the web on a confidential basis and are investigated.

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We have a strong internal audit function that tests key processes and controls that could be considered significant risks to the Company.

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We are committed to continually improving workplace safety through our “zero harm” expectation, and report year-over-year total recordable rates (TRR) and days away, restricted or transferred (DART) rates in our annual Sustainability Report.

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We invest in training and continuous improvement activities through the Regal Rexnord Business System to enable our safety programs and drive improvements in safety, quality, delivery, cost, growth and sustainability. The Regal Rexnord Business System drives the achievement of company-wide goals through facilitated and effective goal alignment, collaborative problem-solving, and sharing of best practices, tools, skills and expertise.

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We have global anti-corruption and third-party engagement policies and conduct regular audits and assessments of our business partners to ensure that they meet Regal Rexnord’s regulatory and materials compliance standards.

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We are an equal opportunity employer, emphasizing inclusion and committed to maintaining a workplace free of harassment and discrimination.

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We strive to create a work environment that allows all associates to feel valued for their unique backgrounds, perspectives, and experiences, while also having a strong sense of belonging as a member of our team.

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We strive to create diverse, equal and inclusive workplaces where all Regal Rexnord associates have the opportunity to achieve their full potential. Our Company participates in the CEO Action for Diversity and Inclusion, which is the largest CEO-driven organization committed to diversity and inclusion in the workplace, and has also signed the National Association of Manufacturers Pledge for Action to cement our commitment to advancing justice, equality and opportunity for all people of color.

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We are committed to increasing the diversity of our global workforce. Standing behind this commitment, we have made significant progress in increasing the representation of females globally and racial diversity among U.S. associates, and report year-over-year changes in diversity hiring in our annual Sustainability Report.

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Policies and Procedures Regarding Related Person Transactions

Our Board has adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:

•

a “related person” means any of our directors, executive officers, nominees for director or a person who has a greater than 5% beneficial ownership, and any of their immediate family members, as well as any entity in which any of these persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest; and

•

a “related person transaction” generally is a transaction in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect interest.

The related person, the director, executive officer, nominee or beneficial owner who is an immediate family member of a related person, or a business unit or function/department leader of our Company responsible for a proposed related person transaction must notify our General Counsel of certain information relating to proposed related person transactions. If our General Counsel determines that a proposed transaction is a related person transaction subject to the policy, then he will submit the transaction to the Corporate Governance, Sustainability and Director Affairs Committee for consideration at the next committee meeting or, if expedited consideration is required, to the committee chairperson. The committee or chairperson, as applicable, will consider all the relevant facts and circumstances available regarding the proposed related person transaction and will approve only those related person transactions that are in, or are not inconsistent with, the best interests of our Company and our shareholders. The chairperson is required to report to the committee at the next committee meeting any approval granted under the policy.

The policy also provides for ongoing review by the General Counsel of any amounts paid or payable to, or received or receivable from, any related person. Additionally, at least annually, the Corporate Governance, Sustainability and Director Affairs Committee is required to review any previously approved related person transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from us of more than $60,000. Based on all relevant facts and circumstances, the committee will determine if it is in the best interests of our Company and our shareholders to continue, modify or terminate the related person transaction.

If any of our CEO, Chief Financial Officer or General Counsel becomes aware of a pending or ongoing related person transaction that has not been previously approved under the policy, then the transaction must be disclosed to the Corporate Governance, Sustainability and Director Affairs Committee or its chairperson. The committee or the chairperson must then determine whether to amend or terminate the related person transaction, or take any other appropriate action. If the related person transaction is complete, then the committee or its chairperson will evaluate the transaction to determine if rescission of the transaction and/or any disciplinary action is appropriate.

In 2022, there were no proposed, pending or ongoing related person transactions subject to review by the Corporate Governance, Sustainability and Director Affairs Committee under the policy.

Meetings and Attendance

Our Board held eight meetings in 2022. Each director attended at least 75% of the aggregate of (a) the total number of meetings of our Board and (b) the total number of meetings held by all committees of our Board on which the director served during 2022, in each case during the period in which the director was serving on our Board or the applicable committee.

Members of our Company’s senior executive management who are not members of our Board participate in Board meetings to present information, make recommendations, and be available for direct interaction with members of our Board. They also support the work of the committees in liaison roles. Other Company leaders are invited to present information and interact directly with the directors as the Board deems necessary or desirable.

Directors are expected to attend our annual meeting of shareholders each year.

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STOCK OWNERSHIP

Management

The following table sets forth information, as of March 3, 2023, regarding beneficial ownership of our common stock by each director and nominee, each of our current NEOs as set forth in the Summary Compensation Table, and all the directors and current executive officers as a group. As of March 3, 2023, no director or executive officer beneficially owned one percent or more of our common stock. On that date, the current directors and executive officers as a group beneficially owned less than one percent of our common stock. Except as otherwise indicated in the footnotes, all the persons listed below have sole voting and investment power over the shares of our common stock identified as beneficially owned.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Restricted Stock Units(3)
Jan A. Bertsch	4,024	1,143
Stephen M. Burt	20,588	1,143
Anesa T. Chaibi	11,890	1,143
Theodore D. Crandall	1,819	1,143
Christopher L. Doerr	13,891	1,143
Michael P. Doss	0	286
Michael F. Hilton	3,475	1,143
Jerry R. Morton	38,288	4,400
Louis V. Pinkham	177,955	19,735
Robert J. Rehard	64,226	5,699
Rakesh Sachdev	22,588	1,143
Curtis W. Stoelting	31,790	1,143
Thomas E. Valentyn	60,607	3,107
Robin A. Walker-Lee	1,125	1,143
Kevin J. Zaba	19,162	6,001
All current directors and executive officers as a group (19 persons)	587,324	58,348
(1)

Includes shares subject to currently exercisable rights to acquire common stock and options exercisable within 60 days of March 3, 2023 as follows: Mr. Morton 26,557 shares, Mr. Pinkham, 114,346 shares, Mr. Rehard, 44,416 shares, Mr. Valentyn, 43,379 shares, and Mr. Zaba 5,788 shares; and all current directors and executive officers as a group, 318,174 shares.

(2)

The amount shown for Mr. Stoelting includes 9,202 shares held in the Stoelting Family Trust dated February 15, 2023 over which Mr. Stoelting retains sole voting and investment power during his lifetime.

(3)

This column includes shares of restricted stock or restricted stock units that are subject to forfeiture until they vest on either the first, second, or the third anniversary of the date of grant pursuant to the terms of the applicable vesting schedule.

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Other Beneficial Owners

The following table sets forth information, as of December 31, 2022 or otherwise, as noted, regarding beneficial ownership by the only persons known to us to own more than 5% of our outstanding common stock. The beneficial ownership information set forth below has been reported on filings made on Schedule 13G with the SEC by the beneficial owners.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership				Aggregate	Percent of Class
	Voting Power		Investment Power
	Sole	Shared	Sole	Shared
FMR LLC(1) 245 Summer Street Boston, MA 02210	6,790,150	0	7,534,127	0	7,534,127	11.39
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	0	22,728	6,637,652	88,857	6,726,509	10.17
Capital World Investors(3) 333 South Hope Street 55th Floor Los Angeles, CA 90071	6,021,092	0	6,029,745	0	6,029,745	9.1
BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	5,657,937	0	5,959,587	0	5,959,587	9.0
Massachusetts Financial Services Company(5) 111 Huntington Avenue Boston, MA 02199	3,437,448	0	4,004,380	0	4,004,380	6.1
(1)

This information is based on a Schedule 13G/A filed with the SEC by FMR LLC on January 10, 2023, which states that all shares are beneficially owned by FMR LLC, a parent holding company, and on behalf of its wholly owned subsidiaries (i) FIAM LLC IA; (ii) Fidelity Institutional Asset Management Trust Company BK; (iii) Fidelity Management & Research Company LLC IA; (iv) Fidelity Management Trust Company BK; (v) Fidelity Diversifying Solutions LLC; and (vi) Strategic Advisers LLC IA and by Abigail P. Johnson, who is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Abigail P. Johnson has sole investment power over 7,534,127 shares.

(2)

This information is based on a Schedule 13G/A filed with the SEC by The Vanguard Group on February 9, 2023.

(3)

This information is based on a Schedule 13G filed with the SEC by Capital World Investors on February 13, 2023.

(4)

This information is based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 25, 2023.

(5)

This information is based on a Schedule 13 filed with the SEC by Massachusetts Financial Services Company on February 8, 2023, which relates to beneficial ownership as of December 30, 2022.

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PROPOSAL 2
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are seeking an advisory vote of our shareholders on the compensation of our NEOs, as required by Section 14A of the Securities Exchange Act of 1934, as amended. Our Board recommends that you vote in favor of a resolution approving the compensation of our NEOs as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section and the tables and narrative discussion contained in this proxy statement on pages 53 to 76. Since the vote is advisory in nature, the results will not be binding on our Board or our Compensation and Human Resources Committee. However, if there is a significant vote against our executive compensation policies and procedures, our Board and our Compensation and Human Resources Committee will carefully evaluate whether any actions are necessary to address those concerns. We intend to hold our next advisory vote on the compensation of our NEOs at our annual meeting in 2024.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 3
ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to the advisory vote on the compensation of our NEOs, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we are also seeking an advisory vote from our shareholders on a resolution regarding the frequency with which we should provide shareholders with an advisory vote on the compensation of our NEOs. We are providing shareholders the option of selecting a frequency of every one, two or three years. You may vote for any of these options, or abstain on the matter. We are required by Section 14A of the Securities Exchange Act of 1934, as amended, to seek this advisory vote every six years, and we last did so in 2017, when our shareholders supported a frequency of every year.

Our Board recommends that you vote for a frequency of every year (an annual vote). Our Board believes that an annual vote will promote best governance practices and facilitate our Compensation and Human Resources Committee’s and our management’s consideration of the views of our shareholders in structuring our compensation programs for our NEOs. We believe that an annual vote will provide our Compensation and Human Resources Committee and our management with more direct input on, and reactions to, our current compensation practices, and better allow our Compensation and Human Resources Committee and our management to measure how they have responded to the prior year’s vote.

Although the vote on the frequency of the advisory vote on the compensation of our NEOs is also advisory and not binding, our Board and our Compensation and Human Resources Committee intend to consider the results of this advisory vote in making a determination concerning the frequency of advisory shareholder votes on the compensation of our NEOs. In voting on this advisory vote on the frequency of the advisory vote on the compensation of our NEOs, shareholders should be aware that they are not voting “for” or “against” our Board’s recommendation to vote for a frequency of every year for holding future advisory votes on the compensation of our NEOs. Rather, shareholders will be casting votes to recommend an advisory vote on the compensation of our NEOs which may be every one, two or three years, or they may abstain entirely from voting on the proposal.

We intend to hold our next advisory vote on the frequency of advisory votes on the compensation of our NEOs at our annual meeting in 2029.

OUR BOARD RECOMMENDS A VOTE TO CONDUCT AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR.

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COMPENSATION DISCUSSION AND ANALYSIS

TABLE OF CONTENTS

Compensation Discussion and Analysis	33
Our Named Executive Officers	33
Executive Compensation Philosophy	34
Setting Executive Compensation	38
The Elements of Total Compensation	41
Executive Stock Ownership Requirements	51
Report of the Compensation and Human Resources Committee	78

Our Named Executive Officers

This Compensation Discussion and Analysis provides detailed information about our compensation programs for our NEOs for fiscal 2022. Our NEOs for fiscal 2022 were:

LOUIS V. PINKHAM Chief Executive Officer	ROBERT J. REHARD Vice President, Chief Financial Officer	JERRALD R. MORTON President of Integration, Motion Control Solutions segment	THOMAS E. VALENTYN Vice President, General Counsel and Secretary	KEVIN J. ZABA President, Motion Control Solutions segment

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Executive Compensation Philosophy

Overview

We believe that the compensation of our NEOs should be structured so that their interests are aligned with the long-term interests of our shareholders. This core pay-for-performance philosophy is embedded in the design of our executive compensation program.

In order to attract and retain talented executives, we believe we should offer overall compensation levels that are competitive in the marketplace. As a result, we seek to set compensation levels so that our NEOs can earn total target direct compensation at approximately the median level compared to similarly situated executives in our peer group. We consider compensation within a 15% range above or below the fiftieth (50th) percentile of peer group data to be at approximately the median level.

Consistent with our pay-for-performance philosophy, we believe our NEOs should have the opportunity to earn above-median total target direct compensation if the Company performs well, but that they should earn below-median total target direct compensation if it does not.

Role of “say on pay” in our philosophy and in determining compensation

Each year we and the Compensation and Human Resources Committee of the Board of Directors (for purposes of this Compensation Discussion and Analysis, the “Committee”) evaluate the results of our shareholders’ non-binding vote on our NEOs’ compensation (the “say on pay” vote) and consider other shareholder inputs to determine whether our shareholders believe we need to change our compensation philosophy or practices. Most recently, in April 2022, our shareholders supported our NEOs’ compensation with more than 95% of votes cast in favor. Consistent with this strong vote of shareholder approval, we took care to retain all key elements of our continuing commitment to pay for performance.

Key compensation policies and practices

What We Do	What We Do NOT Do
Pay for Performance	No Agreements With Gross-Ups for Taxes
Balance Long-Term and Short-Term Incentives	No “Single Trigger” Severance Agreements
Use Multiple Performance Metrics, Including a Relative Metric, for Incentive Compensation	No Repricing of Options
Benchmark Compensation Against an Appropriate Peer Group	No Guaranteed Bonuses or Salary Increases
Maintain a Clawback Policy
Monitor for Risk-Taking Incentives
Maintain Stock Ownership Requirements
Prohibit Hedging, Pledging and the Like
Limit Perquisites
Engage an Independent Compensation Consultant
Hold Executive Sessions at Each Committee Meeting

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Alignment of our NEOs’ 2022 compensation with corporate performance

We believe our executive compensation in fiscal 2022 aligned well with the objectives of our compensation philosophy and with our corporate performance. Despite continued supply chain disruptions and inflation, the Company achieved several key financial performance milestones in fiscal 2022, including:

•

Revenue: Our reported sales were up 36.9% and, on an organic basis, up 9.3% — both versus prior year.

•

Adjusted EBITDA margin: 21.3%, up 230 basis points versus prior year, aided in part by achieving a net price/cost positive position.

•

Free cash flow: $352.4 million, which equated to 72.0% of our adjusted net income.

•

Adjusted diluted earnings per share: $10.75, up 9.0% versus prior year.

•

Capital deployment: We continued our practice of paying a dividend every quarter — something we have done without interruption since January 1961.

These operating results and the other factors described below under “Annual Cash Incentives” led our Committee to approve annual cash incentives under our ICP at 110.3% of target for fiscal 2022 for the portion of our NEOs’ annual cash incentives that is attributable to total Company performance.

Whereas our NEOs who are corporate officers, Mr. Pinkham, Mr. Rehard and Mr. Valentyn, have their annual cash incentives based 80% on total Company performance measures and based 20% on a policy deployment metric that consists of a weighted average of operating segment’s performance against segment-specific policy deployment metrics, our NEOs who are presidents of our operating segments, Mr. Morton and Mr. Zaba, have their annual cash incentives based only 40% on total Company performance, with the remaining 60% based on segment-level measures and results, including policy deployment metrics that are tailored to each operating segment’s key strategic objectives. The ICP performance measures applicable to our NEOs are described further below under “Annual Cash Incentives — ICP Performance Measures for 2022”, and the Committee’s determination of the annual cash incentives is described further below under “Annual Cash Incentives — Targets and Target-Setting Methodology”.

Our Committee also approved the payout of shares under our performance share unit (“PSU”) awards that we granted in 2020 with a performance period of 2020-2022 at a level of 200% of target based on our achievement of total shareholder return of 54.96% over the three-year performance period.

This section includes non-GAAP financial measures. Descriptions of why we believe these non-GAAP financial measures are useful and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in our earnings release for fiscal 2022.

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Percentage of “at risk” compensation

To focus on both our short and long-term success, our NEOs’ target total direct compensation includes a significant portion that is “at risk” because the value of such compensation is determined based on the achievement of specified results or subject to forfeiture. This “at risk” compensation includes compensation elements intended to reward the achievement of both short- and long-term financial goals. If these goals are not achieved, then performance-related compensation will decrease. If these goals are exceeded, then performance-related compensation will increase.

Payments under our ICP are “at risk” because they are dependent on achievement of one-year performance goals. In addition, compensation paid in the form of equity awards, such as restricted stock units (“RSUs”), stock appreciation rights (“SARs”) and PSUs, instead of cash is at-risk because the value of these awards vary with changes in our stock price. By creating a compensation package where a considerable percentage is paid in equity awards that are subject to vesting over multiple years or dependent on achieving multi-year performance goals, our NEOs have a significant stake in our long-term success and gain financially alongside our shareholders.

As shown in the following charts, 86% of the CEO’s target compensation and, on average, 73% of the other NEOs’ target compensation was at risk in fiscal 2022. For purposes of this disclosure, target total direct compensation includes annual base salary as in effect on April 1, 2022, target annual incentive awards for fiscal 2022 and grant date fair value of fiscal 2022 long-term incentive awards.

Changes to our compensation program in 2022 that impacted our NEOs

The Committee adopted the following changes to our compensation program in 2022 that impacted our NEOs:

•

Added ROIC PSU improvement requirement. Starting in 2021, the ROIC target for the first year and for the cumulative three-year period is established at the time of grant, and the ROIC targets for years two and three of the performance period are established, respectively, on the first and second anniversaries of the grant. New in 2022, a minimum 100 basis point improvement requirement for years two and three is set at the time of grant. The payout is based 25% on performance against the cumulative target and 25% each on annual performance against the three annual targets. The minimum basis point improvement requirement was implemented in 2022 to both to further align our long-term incentive plan with our strategy of year-over-year ROIC improvement and to ensure fixed accounting for our ROIC PSUs in light of the multi-year target setting feature we introduced in 2021.

•

Increased car allowance to align with market practice. We increased the annual car allowance for our CEO from $85,000 to $98,000 and for our other NEOs (except Mr. Zaba, who remains under a legacy Rexnord PMC leasing plan) from $65,000 to $75,000. The Committee felt that this increase was appropriate to account for vehicle cost inflation and to align this benefit with peer group and market practices.

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Anticipated changes to our compensation program in 2023 that will impact our NEOs

The Committee anticipates adopting the following changes to our compensation program in 2023 that will impact our NEOs:

•

Increasing weighting of Free Cash Flow for total Company ICP. For the portion of our NEOs 2023 ICP payout that is based on total Company performance, the Committee plans to increase the weight of the free cash flow to 45% (weighted 20% in 2022), and correspondingly decrease the weight of earnings per share to 45% (weighted 60% in 2022) and policy deployment to 10% (weighted 20% in 2022). The increased importance of free cash flow in our ICP structure reflects the importance of our goal to pay down indebtedness incurred in connection with our planned acquisition of Altra as quickly as possible.

•

Adding new Days Inventory Outstanding (DIO) metric to segment ICP plans. For the portion of our NEOs 2023 ICP payout that is based on segment performance, the Committee plans to add a new days inventory outstanding (DIO) metric, which will be weighted at 35%. This metric will replace the trade working capital metric from our 2022 ICP, which was weighted at 20%. Correspondingly, the weight of adjusted EBITDA will decrease to 45% (weighted 60% in 2022) and policy deployment will remain weighted at 20%. The Committee believes that this change is appropriate to ensure strong focus on inventory management and reduction across the business.

•

Sizing TSR PSU awards using grant date share price. The Committee plans to transition to using grant date closing price instead of its current practice of using pre-grant Monte Carlo valuation to determine the size of our TSR PSU awards. The Committee believes that this transition is important, because benchmarking indicated that a significant majority of the Company’s peers have implemented this methodology.

•

Using only relative TSR in 2023 PSUs due to Altra transaction. The PSUs granted in 2023 will be weighted solely on a performance metric of total shareholder return, or TSR, rather than, for the PSUs granted in 2022, 50% on TSR and 50% on ROIC. The Committee feels that this change is appropriate due to the impact of the Altra transaction and the indebtedness that the Company has incurred in connection with the Altra transaction on our ability to set credible ROIC targets.

•

Modifying post-termination exercise period to align with market practice. Based on peer benchmarking, the Committee plans to provide recipients of 2023 SAR grants with 90 days to exercise SARs if their employment with the Company is terminated.

•

Introduce retirement vesting policy to ensure smooth transitions. To better align our LTI grant provisions with peer practices, the Committee is planning to modernize the retirement provisions in our grant agreements. Our updated RSU, SAR and PSU grant agreements will update the criteria for retirement eligibility from 58 years old and 10 years of service to a combined total of 68 age and service “points”, with a minimum retirement age of 55. In addition, our 2023 grant agreements will require the following in order for recipients qualify for retirement: (i) acceptable performance ratings during unvested performance years, (ii) at least 6 months’ notice to support thoughtful transition and succession planning, and (iii) in order for the recipient’s most recent grant to be eligible, employment with the company for 9 months after receipt of such grant. Instead of receiving full acceleration at the time of retirement, awards will vest in full but not accelerate. Instead, awards will continue vesting on the typical schedule for our RSUs and SARs, and on a pro-rated basis for PSUs.

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Setting Executive Compensation

Our Board’s role in setting NEO compensation

The Board’s primary roles in setting our NEOs’ compensation are:

•

to annually review and consider our compensation philosophy;

•

to appoint the members of the Committee; and

•

to review and approve certain recommendations of the Committee relating to compensation.

Our Committee’s role in setting NEO compensation

The Committee consists entirely of independent directors who are “non-employee directors” for purposes of the Securities Exchange Act of 1934. The current members of the Committee are Ms. Chaibi (Chairperson), Ms. Bertsch, Mr. Hilton and Mr. Sachdev. The Committee’s primary roles in setting our NEOs’ compensation are:

•

to determine the components of our executive compensation program, consistent with the compensation philosophy determined by our Board;

•

to determine the executive compensation packages offered to our NEOs; and

•

to administer the ICP and our long-term equity incentive plans and make awards under our plans.

The Committee reviews data from market surveys and proxy statements from our established peer group and retains an independent compensation consultant to assess our competitive position with respect to executive compensation.

The Committee takes various factors into account in setting compensation levels and does not use a formulaic approach, but generally seeks to closely align target total direct compensation (i.e., the sum of base salary, target annual cash incentive opportunity and target long-term incentives) with our peer group and the survey median.

Our CEO’s role in setting NEO compensation

In its decision-making process, the Committee receives and considers the recommendations of our CEO with respect to compensation to be paid to our NEOs other than himself. Our CEO makes no recommendation with respect to his own compensation.

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Our independent compensation consultant’s role in setting NEO compensation

The Committee periodically solicits proposals from independent compensation consultants to assist the Committee in the performance of its responsibilities. As part of its evaluation of potential compensation consultants, the Committee considers all factors relevant to the consultant’s independence from management and potential conflicts of interest in accordance with applicable SEC rules and NYSE listing standards. After selecting an independent compensation consultant, the Committee periodically meets with that consultant throughout the year at such times as the Committee deems appropriate, and receives reports and advice from the consultant on matters of executive compensation.

Meridian Compensation Partners (“Meridian”) served as the Committee’s independent compensation consultant in 2022. In connection with Meridian’s initial engagement in November 2021, the Committee reviewed Meridian’s independence and the independence of the individual Meridian representatives who serve as the Committee’s consultants, including considering factors contained in applicable SEC rules and NYSE listing standards. As a result of this analysis, the Committee concluded that Meridian is independent.

In setting compensation for 2022, the Committee directed Meridian to assemble compensation data for our NEOs and compare the data against aggregated peer group proxy data and general industry survey data for persons holding similarly situated positions in our peer group.

The Committee’s policy is to review the composition of the peer group we use for this purpose every year for potential changes in light of acquisitions, changes in comparable revenue size, or other factors it deems appropriate.

In reviewing our peer group for potential updates in 2022, the Committee selected companies that it believed to be comparable to our Company by generally using the following criteria:

•

Comparable revenue (target companies with annual revenues ranging from approximately 0.5 to 2.0 times our annual revenues and with an overall median revenue that approximates ours; the Company was positioned at the 61st percentile for this metric as of October 2022);

•

Comparable market capitalization (the Company was positioned at the 53rd percentile for this metric as of October 2022);

•

Compete in an industry similar to ours and/or have the level of complexity and business model similar to ours; and

•

Contain companies that we compete with for executive talent.

After completing its review, the Committee decided to use the same peer group for 2022 as it used in 2021.

For 2022, the 19 companies in our peer group for purposes of NEO benchmarking were:

AMETEK, Inc.	A.O. Smith Corp.	Brunswick Corp.
Carlisle Companies Inc.	Crane Co.	Dover Corp.
Flowserve Corp.	Hubbell Inc.	Ingersoll Rand Inc.
Leggett & Platt, Inc.	Lennox International, Inc.	Lincoln Electric Holdings Inc.
Masco Corp.	Owens Corning	Pentair plc
Rockwell Automation, Inc.	Snap-on Inc.	The Timken Co.
Xylem Inc.

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Meridian benchmarked our executive compensation opportunities using (i) our 2022 peer group as the primary benchmark for our Chief Executive Officer, Vice President, Chief Financial Officer and Vice President, General Counsel positions and (ii) general industry survey data based on appropriate size cuts as an additional benchmark for our CEO, Vice President, Chief Financial Officer and Vice President, General Counsel positions, and as the only benchmark for our NEOs who are presidents of our operating segments.

In reviewing and analyzing this data, Meridian considered information for each NEO position with respect to the following elements of total compensation:

•

Base salary;

•

Target annual cash incentive under the ICP;

•

Target total cash compensation (salary and target annual cash incentive);

•

Target of annual long-term incentives at grant-date value; and

•

Target total direct compensation (sum of target cash and target long-term incentives).

As a result of its 2022 review, the Committee approved increases to target total direct compensation for all of our NEOs other than Mr. Morton, who received a significant increase in October 2021 in connection with his expanded role after our merger with the Rexnord PMC business, so he did not receive an additional increase in 2022. The Committee determined that these increases were consistent with our pay for performance compensation philosophy and aligned the target total direct compensation of our NEOs to market data.

During 2022, the Committee also reviewed market data relating to perquisites provided to our NEOs using the same peer group and general industry survey data provided by Meridian discussed above. Consistent with prior years, we continued to limit the perquisites that we provide our NEOs.

In addition to benchmarking and peer group analysis, Meridian also supported the Committee by advising with respect to the Company’s incentive plans, reviewing the Compensation Discussion & Analysis portion of our proxy statement, and advising on other topics as requested by the Committee.

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The Elements of Total Compensation

We achieve our executive compensation objectives through the following ongoing programs. All of our NEOs participate in these programs unless otherwise noted below.

Program	Description	Period
Cash Compensation
Base Salary	Competitive pay based on scope, experience and performance	Annual
Cash Incentive (ICP)

Annual cash incentive with target awards established for each participating associate

Payment under ICP is based on performance against key financial goals at both the total company and segment level. For our NEOs who are corporate officers, ICP is based 80% on total company performance and 20% on segment performance. For our NEOs who are segment presidents, ICP is based 40% on total company performance and 60% on segment performance

Payments can be higher (subject to a cap) or lower than target, based on results, and are paid in a single payment following the end of the performance period

Annual
Long Term Incentive (“LTI”) Equity Awards
SARs

The right to receive stock in an amount equal to the appreciation in value of a share of stock over the base price per share

The base price per share of all the SARs is equal to the closing market price of our common stock on the date of grant so that SARs will have value only if the market price of our common stock increases after the grant date

Three years (ratable vesting on the first three anniversaries of the grant date)
RSUs	The right to have us issue a share of our common stock upon the vesting date specified in the award, if the NEO remains employed by us on the vesting date	Three years (ratable vesting on the first three anniversaries of the grant date)
PSUs

The right to have us issue a share of our common stock upon achievement of the performance conditions specified in the award

For 2022-2024 grants, 50% of the PSUs are based on a performance metric of total shareholder return (“TSR”), relative to our peer group. The other 50% of the PSUs are based on a performance metric of return on invested capital (“ROIC”)

Starting in 2021, the ROIC target for the first year and for the cumulative three-year period is established at the time of grant, and the ROIC targets for years two and three of the performance period are established, respectively, on the first and second anniversaries of the grant. New in 2022, a minimum 100 basis point improvement requirement for years two and three is set at the time of grant. The payout is based 25% on performance against the cumulative target and 25% each on annual performance against the three annual targets

Three years (cliff vesting)

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Program	Description	Period	Principal Reasons for Providing
Retirement Programs
Retirement (401(k)) Savings Plan

Participants are eligible to contribute a portion of their compensation on a pre-tax basis, up to the limits imposed by the Internal Revenue Service, and we make a matching contribution equal to 100% of the first 2% contributed by a participant, plus 50% of the next 4% contributed by a participant (up to a maximum of 4%)

		N/A	Retention and competitive practices
Regal Beloit America, Inc. Pension Plan (the “Regal Pension Plan”)

Defined benefit pension plan that covered substantially all employees of Regal Beloit America, Inc., a subsidiary of the Company, who were compensated on a salaried basis. A number of plans have been merged into the Regal Pension Plan, including the former Regal Power Transmission Solutions Pension Plan, which was merged effective 1/1/2017 and frozen with no new accruals effective 2/1/2020.

Of our NEOs, Mr. Morton is the only participant in the Regal Pension Plan.

		N/A	Retention and competitive practices
Supplemental Defined Contribution Retirement Plan (the “SDCRP”)	Defined contribution retirement plan for executives who have at least 3 years of service without regard to the participant’s age	N/A	Retention and competitive practices
Other Executive Benefits
Company Car

Our NEOs have use of a company car for business and personal travel, with a car allowance of up to $98,000 for our CEO and $75,000 for our other NEOs (other than Mr. Zaba, who still participates in a legacy Rexnord PMC leasing program)

		Annual	Competitive practices
Periodic Perquisites and Executive Benefits

Specific benefits are offered to different groups of executive officers based on business purpose, but include: relocation, private (or spousal) use of company airplane, and initiation or membership dues to clubs and professional organizations

Any such periodic perquisites are included in the Summary Compensation Table with explanatory footnotes

		Periodic	Competitive practices, protection of Company assets and/or focus on Company business with minimal disruption
Life Insurance	Company-paid term life insurance	Annual	Competitive practices
Disability Benefits	Short-term disability benefit of up to six months of base salary replacement Long-term disability benefit of 60% base salary replacement	N/A	Competitive practices
Welfare Benefits	Company-paid executive physical examination Medical, dental and other welfare benefits	Annual	Competitive practices

The Committee considers all of the above plans and benefits when reviewing the total compensation of our NEOs.

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Base Salaries

We determine base salaries for our NEOs based upon job responsibilities, level of experience, individual performance and expectations with respect to contributions to our future performance as well as comparisons to the salaries of executives in similar positions as compared to our peer group. Early in 2022, the Committee set the base salaries of our NEOs in accordance with the factors described in the preceding sentence. Effective as of April 1, 2022, the base salaries of our NEOs who were employed through the end of fiscal 2022 were as follows:

Name	Base Salary	Change from 2021
Louis V. Pinkham	$1,100,260	8.4%
Robert J. Rehard	$617,760	10.0%
Jerrald R. Morton	$468,936	0.0%
Thomas E. Valentyn	$494,840	6.0%
Kevin J. Zaba	$545,900	6.0%

In setting base salary levels, the Committee compared the NEOs’ base salary levels to the salary levels of the executive officers in our peer group based on proxy statement data as well as general industry data from Meridian’s Executive Compensation Database and made changes accordingly.

As shown in the table above, the base salary for each of our NEOs other than Mr. Morton increased in 2022. Mr. Morton did not receive an increase in 2022, because he received a significant increase in October 2021 in connection with his expanded role after our merger with the Rexnord PMC business. The Committee determined that these increases were appropriate taking into account performance, because Mr. Pinkham, Mr. Rehard, Mr. Valentyn and Mr. Zaba would each have been below the median level of base salary among our 2022 peer group companies for their respective positions without an increase.

After taking 2022 changes into effect, the base salary for each of our NEOs were determined to be within an established target range of the median level compared to the median base salaries of similarly situated executive officers in the data reviewed by the Committee. The base salary levels set by the Committee did not affect decisions regarding other compensation elements.

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Annual Cash Incentives

Overview

In fiscal year 2022, we provided annual cash incentive awards through our ICP. Under our ICP, annual cash incentive awards are paid out based on the Company’s achievement of performance goals related to certain key financial measures. Early in 2022, the Committee set performance goals (as described below under “ICP performance measures for 2022”) and a targeted level of annual cash incentive compensation for each NEO that would be earned for achievement of target performance.

Our NEOs who are corporate officers, Mr. Pinkham, Mr. Rehard and Mr. Valentyn, have their ICP payout based 80% on measures related to total Company performance and based 20% on a policy deployment metric that consists of a weighted average of each operating segment’s performance against segment-specific policy deployment metrics.

Our NEOs who are presidents of our operating segments have their ICP payout based 40% on measures related to total Company performance and 60% on measures related to performance for their respective operating segments. The segment-level portion of their ICP includes policy deployment metrics that are tailored to each operating segment’s key strategic objectives.

Due to Mr. Morton’s roles integrating the Arrowhead and Rexnord PMC businesses we acquired in 2021 into our Motion Control Solutions operating segment and leading our Industrial Systems operating segment on an interim basis during 2022, the segment-level portion of his ICP payout is based on performance metrics for our Motion Control Solutions operating segment, our Automation Solutions business unit (which includes Arrowhead), and our Industrial Systems operating segment.

Targets and Target-Setting Methodology

The Committee, in consultation with Meridian and our CEO (other than with respect to his own compensation), set annual cash incentive targets under the ICP near the median level with respect to each respective position held by our NEOs relative to our peer group. Our NEOs whose annual cash incentive targets under the ICP were set near the median level were given the opportunity to earn above median annual cash incentive awards if the Company-wide financial targets under the ICP plan were exceeded, while being at risk of receiving below median awards (or no awards at all) if our financial performance did not meet the targeted results. For 2022, the target cash incentive amounts for each of our NEOs are set forth in the table below. In 2022, Mr. Pinkham’s target percentage of base salary was increased from 120% to 125%, and Mr. Valentyn’s target percentage of base salary was increased from 65% to 70% in recognition of their respective performance achievements during 2021, and to align both of them more closely with comparable executives in our peer group. The target percentage of base salary did not increase for our other NEOs.

If each of the applicable financial performance goals were achieved at the target level, then the NEO would receive their target amount. However, if one or more of the applicable financial performance goals was achieved above or below the target level, then the NEO’s actual incentive compensation would be higher or lower than the target amount (ranging from zero to two times the target amount).

Our NEOs base salaries as of December 31, 2022 were used for purposes of determining ICP payout.

Name	Target % of Base Salary	Target Amount
Louis V. Pinkham	125%	$1,375,325
Robert J. Rehard	75%	$463,320
Jerrald R. Morton	70%	$328,255
Thomas E. Valentyn	70%	$346,388
Kevin J. Zaba	75%	$409,425

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ICP Performance Measures for 2022

As previously disclosed, our NEOs who are corporate officers have their ICP payout based 80% on measures related to total Company performance and based 20% on a policy deployment metric that consists of a weighted average of each operating segment’s performance against segment-specific policy deployment metrics, whereas our NEOs who are presidents of our operating segments have their ICP payout based 40% on total Company performance and 60% on operating segment performance, including policy deployment metrics that are tailored to each operating segment’s key strategic objectives.

The performance goals for our operating segments were tailored to align with each individual segment’s financial performance and strategic objectives. Examples of the policy deployment metrics selected by our four operating segments include revenue growth targets for specific products, digital/e-commerce-derived revenue growth, cost synergies, gross margin improvement, and net energy footprint reduction. Due to the highly-strategic and confidential nature of these objectives and the likelihood that disclosure would result in competitive harm to the Company, we have elected to disclose only our segments’ performance against their overall policy deployment goals.

Consistent with prior years, our ICP as originally established excludes the impact of certain extraordinary or non-recurring events. For the portion of our NEOs payout based on total Company performance, performance under the ICP was adjusted to exclude the impact of transaction and related costs, restructuring and related costs, inventory step up adjustment, intangible amortization, share-based compensation expense, gain on sale of assets, impairments and exit-related costs, and tax adjustments. For Mr. Morton’s payout, which is based on the performance of our Motion Control Solutions operating segment, the Automation Solutions business unit within Motion Control Solutions, and our Industrial Systems operating segment, performance under the ICP was adjusted to exclude restructuring and related costs, transaction and related costs, inventory step up adjustment, impairments and exit-related costs, gain on sale of assets, share-based compensation expense, and to allocate certain corporate costs and other adjustments. For Mr. Zaba’s payout, which is based only on the performance of our Motion Control Solutions operating segment, performance under the ICP was adjusted to exclude restructuring and related costs, transaction and related costs, inventory step up adjustment, impairments and exit-related costs, gain on sale of assets, share-based compensation expense, and to allocate certain corporate costs and other adjustments.

Total Company Performance Goals

Our total Company performance measures were adjusted earnings per share, free cash flow, and policy deployment. We selected these measures as representative of the entire Company’s performance under the ICP because we considered them to be three fundamental operational metrics of our business for 2022 that, when improved, would increase shareholder value. The total Company policy deployment calculation is a weighted average of each operating segment’s performance against segment-specific policy deployment metrics, and is intended to better align total Company ICP payout with the performance of our businesses.

We defined these performance measures in the total Company ICP as follows:

•

“Earnings per share” means adjusted diluted earnings per share.

•

“Free cash flow” means free cash flow as a percentage of adjusted net income as reported in our earnings release for fiscal 2022.

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For our total Company performance, the following targets were approved by the Committee for use under the ICP:

Performance Measures	Weight	Threshold(1)	Target(1)	Maximum(1)
Adjusted Earnings Per Share	60%	$8.95	$10.51	$11.14
Free Cash Flow % Conversion	20%	92%	100%	120%
Policy Deployment, which is a weighted average of:	20%
Commercial (product- and customer-specific revenue growth, net energy footprint reduction)	4.5%
Industrial (gross margin improvement)	2.0%
Climate (sales funnel revenue growth and new platform revenue growth)	4.5%
Motion Control Solutions (product-specific and digital/e-commerce revenue growth, cost synergies)	9.0%
(1)

Due to the highly-strategic and confidential nature of the specific policy deployment objectives that were selected by our operating segments, disclosure of the threshold, target and maximum achievement levels for those objectives would result in competitive harm to the Company. However, goals are set at levels we believe to be challenging but achievable in connection with strong performance. Overall payout for each operating segment’s overall policy deployment goal is disclosed below.

Operating Segment Performance Goals

The performance goals for all four of our operating segments and our Automation Solutions business unit were adjusted EBITDA, trade working capital as a percentage of sales and policy deployment.

We selected adjusted EBITDA and trade working capital as a percentage of sales, because we considered them to be fundamental operational metrics for both operating segments that, when improved, would improve year-over-year segment-level performance. Our policy deployment metrics align ICP payout with each operating segment’s strategic goals, our Regal Rexnord Business System, and our organization-wide focus on 80/20 and lean processes. We have only included detailed discussion below regarding our Motion Control Solutions operating segment, the Automation Solutions business unit within our Motion Control Solutions operating segment and our Industrial Systems operating segment, since the presidents of our other two operating segments are not NEOs. As discussed above, due to his roles leading the integration of the Rexnord PMC and Arrowhead businesses into the Company, and leading our Industrial Systems operating segment on an interim basis during 2022, Mr. Morton’s ICP is based 40% on total Company results, 32% on Motion Control Solutions results, 18% on Automation Solutions results, and 10% on Industrial Systems results.

We defined adjusted EBITDA and trade working capital as a percentage of sales in the ICP as follows:

•

“Adjusted EBITDA” means net income adjusted for (i) interest expense, (ii) interest income, (iii) taxes, (iv) restructuring and related costs, (v) transaction and related costs, (vi) impairments and exit-related costs, (vii) inventory step up adjustment, (viii) (gain) loss on sale of assets, (ix) depreciation, (x) amortization, and (xi) share-based compensation.

•

“Trade working capital” means (i) accounts receivable for the applicable segment as of the last day of the applicable quarter in fiscal 2022, plus (ii) inventory for the applicable segment as of the last day of the applicable quarter in fiscal 2022, minus (iii) accounts payable for the applicable segment as of the last day of the applicable quarter in fiscal 2022, excluding the effects of mergers, acquisitions or dispositions.

•

“Trade working capital as a percentage of sales” means trade working capital for the applicable segment as of the last day of the applicable quarter in fiscal 2022 divided by annualized net sales for the applicable segment during the applicable quarter of fiscal 2022.

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For the 60% of Mr. Zaba’s ICP payout that depends on the performance of our Motion Control Solutions operating segment, the following targets were approved by the Committee:

Performance Measures	Overall ICP Weight	Threshold(1)	Target(1)	Maximum(1)
Adjusted EBITDA ($ in millions)	36.0%	$547.6	$646.1	$691.8
Trade Working Capital (% of sales)	12.0%	23.0%	20.0%	17.0%
Policy Deployment	12.0%
(1)

Due to the highly-strategic and confidential nature of the specific policy deployment objective that was selected by our Motion Control Solutions operating segment, disclosure of the threshold, target and maximum achievement levels for that objective would result in competitive harm to the Company. However, goals are set at levels we believe to be challenging but achievable in connection with strong performance. Overall payout is disclosed below.

For the 60% of Mr. Morton’s ICP payout that depends on the performance of our Motion Control Solutions operating segment, the Automation Solutions business unit within our Motion Control Solutions operating segment, and our Industrial Systems operating segment the following targets were approved by the Committee:

Performance Measures	Overall ICP Weight	Threshold(1)	Target(1)	Maximum(1)
MCS Adjusted EBITDA ($ in millions)	19.2%	$547.6	$646.1	$691.8
MCS Trade Working Capital (% of sales)	6.4%	23.0%	20.0%	17.0%
MCS Policy Deployment	6.4%
Automation Solutions Adjusted EBITDA ($ in millions)	10.8%	$14.5	$20.1	$24.0
Automation Solutions Trade Working Capital (% of sales)	3.6%	32.8%	31.8%	30.3%
Automation Solutions Policy Deployment	3.6%
Industrial Solutions Adjusted EBITDA ($ in millions)	6.0%	$39.0	$60.6	$72.2
Industrial Solutions Trade Working Capital (% of sales)	2.0%	44.0%	39.6%	35.2%
Industrial Solutions Policy Deployment	2.0%

(1)

Due to the highly-strategic and confidential nature of the specific policy deployment objectives that were selected by our Motion Control Solutions and Industrial Systems operating segments and our Automation Solutions business unit, disclosure of the threshold, target and maximum achievement levels for those objectives would result in competitive harm to the Company. However, goals are set at levels we believe to be challenging but achievable in connection with strong performance. Overall payout is disclosed below.

The payout structure for both total Company and our operating segments was designed to reward performance where results are greater than target and reduce the bonus where results are less than target. If the maximums were met for any of the performance metrics, then the NEOs would be eligible to receive 200% of their target amount for that metric. If the targets were met for any of the performance metrics, then the NEOs would be eligible to receive 100% of their target amount for that metric. If only the thresholds were met for any of the performance metrics, then the NEOs would be eligible to receive 0% of their target amount for that metric. If the actual results were to fall between threshold and target, or target and maximum, then the payout percentage would be interpolated on a non-linear basis between threshold and target, or target and maximum, respectively, such that the rate of increase is greater at levels immediately above threshold than for levels closer to target.

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ICP Results for 2022

Our total Company results for fiscal 2022, which represent 100% of the payout for Mr. Pinkham, Mr. Rehard and Mr. Valentyn, and 40% of the payout for Mr. Morton and Mr. Zaba, were as follows:

Total Company Performance Measures	Weight	Actual Results(1)	Amount Above or (Below) Target(1)	Payout %
Adjusted Earnings Per Share	60%	$10.75	$0.24	82.9%
Free Cash Flow % Conversion	20%	72%	(28%)	0%
Policy Deployment (weighted average)
Commercial (product- and customer-specific revenue growth, net energy footprint reduction)	4.5%			9.0%
Industrial (gross margin improvement)	2.0%			2.0%
Climate (sales funnel revenue growth and new platform revenue growth)	4.5%			7.0%
Motion Control Solutions (product-specific and digital/e-commerce revenue growth, cost synergies)	9.0%			9.4%
Total:	100%	—	—	110.3%
(1)

Due to the highly-strategic and confidential nature of the specific policy deployment objectives that were selected by our operating segments, disclosure of actual results for these objectives would result in competitive harm to the Company. As a result, we have elected to disclose only the overall payout percentage for our operating segments’ policy deployment metrics.

Our Motion Control Solutions operating segment, Automation Solutions business unit and Industrial Systems operating segment results for fiscal 2022, which represent 60% of the payout for Mr. Morton and Mr. Zaba (with Mr. Zaba’s payout being based solely on Motion Control Solutions results) were as follows:

Performance Measures	Weight (Morton)	Weight (Zaba)	Actual Results(1)	Amount Above or (Below) Target(1)	Payout %
Motion Control Solutions Adjusted EBITDA ($ in millions)	19.2%	36%	$646.6	$0.5	60.0%
Motion Control Solutions Trade Working Capital (% of sales)	6.4%	12%	26.6%	(6.6%)	0.0%
Motion Control Solutions Policy Deployment	6.4%	12%			20.6%
Automation Solutions Adjusted EBITDA ($ in millions)	10.8%	0%	$19.0	$(1.1)	47.4%
Automation Solutions Trade Working Capital (% of sales)	3.6%	0%	27.8%	3.0%	40.0%
Automation Solutions Policy Deployment	3.6%	0%			1.0%
Industrial Systems Adjusted EBITDA ($ in millions)	6.0%	0%	$63.8	$3.2	87.0%
Industrial Systems Trade Working Capital (% of sales)	2.0%	0%	53.9%	(14.3%)	0.0%
Industrial Systems Policy Deployment	2.0%	0%			20.0%
Morton (MCS, AS & IS) Total:	60%	—	—	—	87.3%
Zaba (MCS only) Total:	—	60%	—	—	80.6%
(1)

Due to the highly-strategic and confidential nature of the specific policy deployment objectives that were selected by our Motion Control Solutions and Industrial Systems operating segments and our Automation Solutions business unit, disclosure of our actual results for that objective would result in competitive harm to the Company. As a result, we have elected to disclose only the overall payout percentages.

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NEO Payouts Based on 2022 ICP Results

The NEOs who received ICP awards for 2022 earned payouts in the following amounts:

Name	Annual Incentive Compensation
Louis V. Pinkham	$1,516,365
Robert J. Rehard	$510,833
Jerrald R. Morton	$316,786
Thomas E. Valentyn	$381,910
Kevin J. Zaba	$378,563

Long-Term Incentives

Overview

We provide long-term incentives to our NEOs in the form of equity-based compensation. Consistent with our compensation philosophy, we believe long-term equity incentives help to ensure that our NEOs have a continuing stake in the long-term success of our Company and allow our NEOs to earn above-median compensation only if our shareholders experience appreciation in their equity holdings.

In 2022, we made determinations concerning long-term equity-based awards in January, at the same time we completed our annual performance reviews. Grants of these awards were effective on February 23, 2022. The Committee granted long-term incentives in the form of SARs, RSUs and PSUs. See “The Elements of Total Compensation” table at the beginning of this section for a summary of each of these award types, and “Long-Term Incentives — Performance Share Units (PSUs)” for a detailed description of our PSUs.

These awards were granted under our 2018 Equity Incentive Plan that was approved by our shareholders at our 2018 annual meeting of shareholders (our “2018 Plan”). The proportion of overall long-term incentive target value represented by each form of award granted to our NEOs in 2022 was 50% PSUs, 25% SARs and 25% RSUs. The Committee granted PSUs, SARs and RSUs to each of our NEOs in 2022 in the amounts indicated below in the “Grants of Plan-Based Awards Table for Fiscal 2022” and the narrative following the table. We value SARs using a Black-Scholes formula, TSR PSUs using a Monte Carlo methodology and ROIC PSUs using fair value. Consistent with our overall compensation philosophy, the Committee, after consultation with Meridian, granted long-term compensation awards at levels approximating the median level of these awards granted by the companies in our peer group. The target long-term incentive levels set by the Committee did not affect decisions regarding other compensation elements.

Performance Share Units (PSUs)

The PSUs granted in fiscal 2022 had two performance metrics, TSR and ROIC. Half of the 2022 PSUs were subject to the TSR performance metric and half were subject to the ROIC metric.

Total Shareholder Return (TSR) PSUs

The TSR performance metric is achieved based on our total shareholder return relative to our peer group over our fiscal years 2022-2024, as follows:

•

TSR at or below the 25th percentile of our peer group will result in the threshold number of PSUs (which is 25% of the target PSUs) being earned;

•

TSR at the 50th percentile of our peer group, will result in the target number of PSUs being earned;

•

TSR at the 75th percentile of our peer group, will result in the maximum number of PSUs (which is 200% of the target PSUs) being earned; and

•

TSR between the 25th and 50th percentile of our peer group, or between the 50th and 75th percentile of our peer group, will result in the number of PSUs earned being interpolated between threshold and target, or between target and maximum, respectively.

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Return on Invested Capital (ROIC) PSUs

At the time of the grant, the ROIC target for 2022 was established as 7.3%, and the ROIC target for the cumulative three-year period was established as 9.3%. ROIC targets for years two and three of the performance period will be established on the first and second anniversaries of the grant. A minimum 100 basis point improvement requirement for years two and three is also set at the time of grant. The payout will be based 25% on performance against the cumulative target and 25% each on annual performance against the three annual targets.

•

ROIC below the minimum threshold ROIC level will result in no PSUs being earned;

•

ROIC at the target level will result in the target number of PSUs being earned;

•

ROIC at or above the maximum threshold level will result in the maximum number of PSUs (which is 200% of the target PSUs) being earned; and

•

ROIC between the threshold and target levels, or between the target and maximum levels, will be interpolated between threshold and target, or between target and maximum, respectively.

2020 PSU Results

In 2022, the three-year performance period for the PSUs that we granted to our NEOs in 2020 (the “2020 PSUs”) was completed. The 2020 PSUs were only subject to a relative TSR metric based on a discretionary Committee decision to exclude ROIC PSUs in 2020 due to the unpredictable operating environment created by the COVID-19 pandemic. The performance criteria for our 2020 PSUs was consistent with the performance criteria described above for our 2022 TSR PSUs.

Based on our performance for the period ending in 2022, our TSR of 54.96% was at the 83rd percentile of our peer group, resulting in 200% of the 2020 PSUs being earned.

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Executive Stock Ownership Requirements

To underscore the importance of linking executive compensation and shareholder interests, we have implemented stock ownership requirements for certain executives, including our NEOs. Executives subject to these stock ownership requirements must own a certain dollar value amount of stock before they are permitted to sell shares (other than shares sold to pay option exercise prices or shares sold or surrendered to cover taxes). Executives who sell shares in violation of these requirements may be ineligible for future long-term incentive awards. The stock ownership policy requires the following levels of ownership:

Position	Ownership Required as Multiple of Base Salary
Chief Executive Officer	6x
Chief Financial Officer	4x
Other Executive Officers	2x

Each of our currently-serving NEOs are in compliance with this policy either because they own the target value of stock or because they have not sold shares.

Policy Against Hedging and Pledging Transactions

We have adopted a policy prohibiting our employees, including our NEOs and our directors, from trading in puts, calls and other derivative securities relating to our common stock. The prohibition includes the purchase of any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our common stock, regardless of whether such instruments are classified as derivative securities. We also prohibit our employees, including our NEOs and directors, from pledging shares of our common stock that they own as collateral to secure personal loans or other obligations under our Insider Trading Policy.

Employment Agreements and Severance and Change in Control Benefits

As previously disclosed, in fiscal 2019, in connection with the election of Mr. Pinkham as our CEO effective April 1, 2019, we entered into an employment agreement with him that provides for severance benefits upon certain terminations of employment. The terms of Mr. Pinkham’s employment agreement are described below under the heading “Potential Payments Upon Termination or Change in Control — Employment Agreement.” In addition, we have entered into change in control and termination agreements with Mr. Pinkham, Mr. Rehard and Mr. Valentyn. We do not have change in control and termination agreements with Mr. Morton or Mr. Zaba.

Other than the employment agreement with Mr. Pinkham, we had no employment agreements with any of our NEOs that provided benefits prior to a change in control of our Company. The Committee believes the employment agreement with Mr. Pinkham and the change in control and termination benefits under the change in control and termination agreements and our equity incentive plans, are consistent with the Committee’s overall objective of building shareholder value and contain terms that are similar to those offered to executives of comparable companies.

The purpose of the employment agreement with Mr. Pinkham is to provide clarity concerning the terms and conditions of Mr. Pinkham’s employment as our CEO and the benefits he would receive upon certain terminations of employment, and to ensure that Mr. Pinkham will be subject to our confidentiality and restrictive covenant agreements.

The purpose of the change in control and termination benefits under the change in control and termination agreements and our equity incentive plans is to focus our NEOs on taking actions that are in the best interests of our shareholders without regard to whether such action may ultimately have an impact on their job security, and to avoid the loss of key managers that may occur in connection with an anticipated or actual change in control.

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All of our change in control agreements contain “double trigger” provisions, which means that, for a NEO to receive severance benefits under the agreement, in addition to the change in control there must be some adverse change in the circumstances of the NEO’s employment. The Committee selected the triggering events for change in control and termination benefits to our NEOs based on its judgment that these events were likely to result in the job security distractions and retention concerns described earlier in this paragraph.

Other than the employment agreement with Mr. Pinkham and the change in control and termination agreements described above, we have no formal severance program in place for our NEOs.

The Committee has adopted a policy eliminating tax gross-ups from all new change in control and termination agreements that we enter into with our NEOs. This policy was applied to the change in control and termination agreements entered into with Mr. Pinkham, Mr. Rehard and Mr. Valentyn, which contain no tax gross-ups.

Tax Considerations

Code Section 162(m) generally disallows a tax deduction to public corporations for compensation in excess of $1 million paid for any fiscal year to covered employees, generally including our NEOs. Because many factors influence a well-rounded, comprehensive and competitive executive compensation program, we reserve the right to award compensation to our NEOs in excess of $1 million regardless of the potential loss of tax deductibility if the Committee believes such compensation is suitable to continue to provide competitive arrangements intended to attract and retain, and provide appropriate incentives to, our NEOs.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for each of our NEOs: (1) the dollar value of base salary and annual cash incentive earned during the years indicated; (2) the full grant date fair value of RSUs, SARs and PSUs granted during the years indicated, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718; (3) the dollar value of earnings for services pursuant to awards granted during the indicated year under non-equity incentive plans; (4) the change in pension value and non-qualified deferred compensation earnings during the years indicated; (5) all other compensation for the years indicated; and (6) the dollar value of total compensation for the years indicated. Our NEOs are our CEO, our Vice President, Chief Financial Officer, and each of our three other most highly compensated executive officers as of December 31, 2022, the last day of our most recent fiscal year. In accordance with the rules of the SEC, the table includes information for the fiscal years ended January 2, 2021, January 1, 2022, and December 31, 2022.

Summary compensation table for fiscal years 2020-2022

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Louis V. Pinkham Chief Executive Officer	2022	1,078,945	0	4,465,248	1,381,238	1,516,365	0	203,203	8,644,999
	2021	1,006,250	0	3,035,253	1,191,734	1,978,032	0	190,286	7,401,555
	2020	913,750	0	2,868,040	962,494	1,406,496	0	251,373	6,402,153
Robert J. Rehard Vice President, Chief Financial Officer	2022	603,720	0	1,139,417	350,005	510,833	0	116,614	2,720,589
	2021	556,200	0	841,664	331,256	684,029	0	102,592	2,515,741
	2020	496,250	0	744,857	249,999	484,380	0	209,658	2,185,144
Jerrald R. Morton President, Integration, Motion Control Solutions	2022	468,936	0	645,544	199,991	316,786	0	259,775	1,891,032
	2021	408,697	0	727,139	168,734	471,606	0	65,929	1,842,105
	2020	337,000	0	372,546	125,010	224,422	69,870	59,764	1,188,612
Thomas E. Valentyn Vice President, General Counsel and Secretary	2022	487,838	0	618,225	187,497	381,910	0	108,500	1,783,970
	2021	462,341	0	524,233	206,239	492,786	0	75,402	1,761,001
	2020	419,484	25,000	446,949	150,004	348,955	0	75,909	1,466,301
Kevin J. Zaba President, Motion Control Solutions	2022	538,175	0	1,012,467	337,511	378,563	0	45,916	2,312,632
(1)

The salary amounts shown in the table reflect amounts actually earned during the year, rather than the annual base salary rates in effect any point in time.

(2)

The bonus amounts reflect a bonus granted to Mr. Valentyn for supporting the Chief Human Resources Officer role until it was filled in March 2020.

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(3)

These amounts reflect the full grant date fair value of the RSU awards and PSU awards granted during the indicated fiscal year, computed in accordance with ASC Topic 718, Compensation-Stock Compensation. In the case of PSUs, the amounts shown are based on the probable outcome of performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC Topic 718 as follows: Mr. Pinkham — $2,762,553; Mr. Rehard — $699,978; Mr. Morton — $400,034; Mr. Valentyn — $374,983; and Mr. Zaba — $674,984. The values of the 2022 PSUs at the grant date if the highest level of performance conditions were to be achieved would be as follows: Mr. Pinkham — $4,778,317; Mr. Rehard — $1,210,765; Mr. Morton — $691,909; Mr. Valentyn — $648,646; and Mr. Zaba — $1,167,502. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions made in valuing the stock awards for 2022, 2021 and 2020 are included under the caption “Shareholders’ Equity” in Note 10 of the Notes to Consolidated Financial Statements in the 2022, 2021 and 2020 Annual Reports on Form 10-K, and such information is incorporated herein by reference. For the 50% of the PSUs awarded in 2021 that will be earned or forfeited based on a performance metric of ROIC, the ROIC metric was established such that the ROIC target for the first year and for the cumulative three-year period were established at the time of grant, and the ROIC targets for years two and three of the performance periods will be established, respectively, on the first and second anniversaries of the grant. The payout will be based 25% on performance against the cumulative target and 25% each on annual performance against the three annual targets. Because the performance goals for a portion of these ROIC-based PSUs were not determined in 2021, under ASC Topic 718, that portion of the PSUs is not considered to have been granted for purposes of GAAP. Instead, the grant date fair value for that portion of the PSUs will be shown in the year in which the ROIC goals are set rather than in 2021. Accordingly, the amounts attributable to the PSUs shown in the table above for 2021 are proportionately lower than the amounts attributable to PSUs granted in earlier years, and the following amounts included as 2022 compensation reflect the portion of the 2021 ROIC-based PSUs for which the performance goals were determined in 2022: Mr. Pinkham — $321,449; Mr. Rehard — $89,401; Mr. Morton — $45,532; and Mr. Valentyn — $55,667. As described under the caption “Changes to our compensation program in 2022 that impacted our NEOs”, the PSUs granted in 2022 are not impacted by this issue, due to the change we implemented in 2022 requiring a minimum 100 basis point improvement requirement for years two and three at the time of grant.

(4)

These amounts reflect the full grant date fair value of all option awards granted during the indicated fiscal year, computed in accordance with ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions made in valuing the stock awards for 2022, 2021 and 2020 are included under the caption “Shareholders’ Equity” in Note 10 of the Notes to Consolidated Financial Statements in the 2022, 2021 and 2020 Annual Reports on Form 10-K, and such information is incorporated herein by reference.

(5)

The values shown are not current cash benefits, but rather actuarial calculations of the change in the accumulated benefit obligations under the Regal Pension Plan. Mr. Morton’s number of years of credited service under the Regal Pension Plan vary based on the applicable portion of the plan, with 29 years being his highest number of years of credited service. The present value of Mr. Morton's pension declined by approximately $114,567 from the end of fiscal year 2021 to the end of fiscal year 2022 primarily due to a change in interest rates, but, consistent with SEC rules, we have not included a negative number in this table. We do not pay above market earnings under the SDCRP, and as such, no accumulated benefits under such plan are included in this table, consistent with SEC rules.

(6)

The amounts shown include payments for personal benefits and for the other items identified in the following table. We provide a modest level of personal benefits to our NEOs. In addition to the items noted below, Mr. Pinkham's spouse accompanied Mr. Pinkham on business travel on the company airplane during 2022, but, because there was no incremental cost associated with such spousal travel, no amount has been included in Mr. Pinkham's 2022 compensation as a result of such travel.

Name	Company Car Use ($)	Relocation Reimbursement ($)	Club Membership Dues ($)	Life Insurance Premiums ($)	Executive Physical ($)	Company Contribution to 401(k) Plan ($)	Company Contribution to SDCRP ($)	Pension Transition Credit Payment ($)	Total ($)
Louis V. Pinkham	5,800	—	10,040	1,872	—	12,200	173,291	—	203,203
Robert J. Rehard	7,049	3,593	—	1,872	16,224	12,200	75,676	—	116,614
Jerrald R. Morton	5,543	162,259	—	1,756	29,354	12,200	31,888	16,775	259,775
Thomas E. Valentyn	10,324	—	—	1,853	—	12,200	84,123	—	108,500
Kevin J. Zaba	5,831	—	—	1,872	—	—	38,213	—	45,916

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Grants of Plan-Based Awards

The following table sets forth information regarding all incentive plan awards that the Committee made to our NEOs during fiscal 2022, including incentive plan awards (equity-based and non-equity based) and other plan-based awards. Disclosure on a separate line item is provided for each grant of an award made to a NEO during the year. The information supplements the dollar value disclosure of stock, option and non-stock awards in the Summary Compensation Table by providing additional details about these awards. Non-equity incentive plan awards are awards that are not subject to ASC Topic 718 and are intended to serve as an incentive for performance to occur over a specified period.

Grants of plan-based awards table for fiscal 2022

Name	Grant Date	Date of Committee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Original Target ($)	Maximum ($) (at 200%)	Threshold (#)	Target (#)	Maximum (#)
Louis V. Pinkham	2/23/2022	1/24/2022				3,949	15,794	31,588				2,762,553
	2/23/2022	1/24/2022				0	2,125	4,250				321,449
	2/23/2022	1/24/2022							9,131			1,381,246
	2/23/2022	1/24/2022								32,723	151.27	1,381,238
			0	1,375,325	2,750,650
Robert J. Rehard	2/23/2022	1/24/2022				1,001	4,002	8,004				699,978
	2/23/2022	1/24/2022				0	591	1,182				89,401
	2/23/2022	1/24/2022							2,314			350,039
	2/23/2022	1/24/2022								8,292	151.27	350,005
			0	463,320	926,640
Jerrald R. Morton	2/23/2022	1/24/2022				572	2,287	4,574				400,033
	2/23/2022	1/24/2022				0	301	602				45,532
	2/23/2022	1/24/2022							1,322			199,979
	2/23/2022	1/24/2022								4,738	151.27	199,991
			0	328,255	656,510
Thomas E. Valentyn	2/23/2022	1/24/2022				536	2,144	4,288				374,983
	2/23/2022	1/24/2022				0	368	736				55,667
	2/23/2022	1/24/2022							1,240			187,575
	2/23/2022	1/24/2022								4,442	151.27	187,497
			0	346,388	692,776
Kevin J. Zaba	2/23/2022	1/24/2022				965	3,859	7,718				674,984
	2/23/2022	1/24/2022							2,231			337,483
	2/23/2022	1/24/2022								7,996	151.27	337,511
			0	409,425	818,850

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(1)

These columns reflect the estimated future payouts at the time these awards were granted under the ICP, based on the base salaries in effect as of December 31, 2022. The amounts earned under these awards based on performance during fiscal year 2022 are shown in the “Non-Equity Incentive Compensation” column for fiscal year 2022 in the Summary Compensation Table.

(2)

The first row in these columns for each NEO shows the range of potential payouts for the PSUs that we described in the section titled “The Elements of Total Compensation — Long-Term Incentives” in the Compensation Discussion and Analysis. The number of PSUs that are earned, if any, will be based on performance for fiscal years 2022 to 2024 and will be determined after the end of fiscal year 2024. The second row in these columns, and in the end column of this table, for each NEO other than Mr. Zaba shows the portion of the ROIC-based PSUs originally granted in 2021 that relate to an annual performance goal established in 2022, the second of the three annual performance periods to which a portion of such PSUs relates, and the fair value associated with such portion. Because the performance goals for that portion of these ROIC-based PSUs were not determined in 2021, under ASC Topic 718, that portion of the PSUs was not considered to have been granted for purposes of GAAP. Instead, the grant date fair value for that portion of the PSUs is shown in the year in which the ROIC goals are set rather than in 2021.

(3)

The amounts shown in this column reflect the number of RSUs we granted to each NEO pursuant to our 2018 Plan.

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Equity Incentive Plan Awards

As reflected in the tables above, the Committee granted equity-based awards to our NEOs in January 2022, with effective grant dates of February 23, 2022. The Committee granted these awards under our 2018 Plan. Our equity incentive plans are administered by the Committee with respect to key employee participants, and the Committee generally has the authority to set the terms of awards under the plans except to the extent the plans specify such terms. Pursuant to its practice of granting equity-based awards only during an “open window” period following the release of our quarterly or annual financial results, the Committee awarded these equity-based awards with an effective grant date at the beginning of the first open window period following the Committee’s action.

The RSUs granted by the Committee and shown in the table above had a grant date fair value determined pursuant to ASC Topic 718. These RSUs will vest one-third on each of the first, second and third anniversaries of the grant date.

The Committee also granted the SARs shown in the table above at a per-share base price of $151.27. The base price of the SARs equals the closing market price of a share of our common stock on the date of grant. These SARs will vest and become exercisable one-third on each of the first, second and third anniversaries of the grant date. The SARs will expire on February 23, 2032.

The Committee also granted the PSUs shown in the table above. The PSUs have a three-year performance period, from fiscal year 2022 to fiscal year 2024, and will be earned or forfeited based on total shareholder return relative to our peer group and return on invested capital, or ROIC. The ROIC metric related to the PSUs granted in 2022 was established such that the ROIC target for the first year and for the cumulative three-year period were established by the Committee at the time of the grant, and the ROIC targets for years two and three of the performance period will be established, respectively, on the first and second anniversaries of the grant. The ROIC targets set in years two and three will require a minimum 100 basis point improvement for years two and three. The payout will be based 25% on performance against the cumulative target and 25% each on annual performance against the three annual targets.

The RSUs and PSUs granted by the Committee in 2022 also include the right to receive the value of future quarterly dividends in the form of dividend equivalent units, or DEUs, which will be subject to the same terms and conditions, including vesting and time of settlement, as the underlying share or unit to which the DEU relates.

Awards under our 2018 Plan and any rights under such awards are generally not assignable, alienable, saleable or transferable by participants.

Incentive Compensation Plan Cash Awards

As reflected in the non-equity incentive columns of the tables above, our NEOs participated in the ICP during fiscal 2022, which is designed to promote the maximization of shareholder value over the long term. The ICP provides annual cash incentive opportunities to our NEOs if the Company meets or exceeds certain financial target metrics during the fiscal year. Company performance above target earns an annual cash incentive more than the target annual cash incentive while Company performance below target earns an annual cash incentive less than the target annual cash incentive. Under the ICP, all annual cash incentives earned are fully paid in a single cash payment following the end of that year.

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Outstanding Equity Awards at Fiscal 2022 Year-End

The following table sets forth information on outstanding stock options, SARs and other equity-based awards held by our NEOs on December 31, 2022, including the number of shares underlying both exercisable and unexercisable portions of each stock option and SAR as well as the exercise or grant price and expiration date of each outstanding option and SAR.

Outstanding equity awards at fiscal 2022 year-end

Name	Option Awards(1)					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Louis V. Pinkham(4)	33,349	22,232	(5)	78.05	5/8/2029
	31,833	15,678	(6)	84.39	2/18/2030
	11,348	22,026	(7)	133.77	2/23/2031
	0	32,723	(8)	151.27	2/23/2032
						18,965	(9)	2,275,406	31,038	3,723,939
Robert J. Rehard	2,148	0		74.56	5/12/2025
	3,317	0		54.79	5/11/2026
	2,164	0		76.99	5/10/2027
	6,184	1,546	(10)	74.04	5/9/2028
	9,229	6,153	(11)	78.05	5/8/2029
	8,268	4,072	(12)	84.39	2/18/2030
	3,154	6,122	(13)	133.77	2/23/2031
	0	8,292	(14)	151.27	2/23/2032
						4,975	(15)	596,947	8,238	988,395
Jerrald R. Morton	2,070	0		74.56	5/12/2025
	5,172	0		54.79	5/11/2026
	3,376	0		76.99	5/10/2027
	2,727	681	(16)	74.04	5/9/2028
	2,266	1,510	(17)	78.05	5/8/2029
	4,135	2,035	(18)	84.39	2/18/2030
	1,607	3,118	(19)	133.77	2/23/2031
	0	4,738	(20)	151.27	2/23/2032
						3,897	(21)	467,589	4,447	533,551
Thomas E. Valentyn	9,381	0		54.79	5/11/2026
	7,651	0		76.99	5/10/2027
	7,400	1,850	(22)	74.04	5/9/2028
	6,163	4,109	(23)	78.05	5/8/2029
	4,961	2,443	(24)	84.39	2/18/2030
	1,964	3,811	(25)	133.77	2/23/2031
	0	4,442	(26)	151.27	2/23/2032
						2,873	(27)	344,676	4,784	573,984

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Name	Option Awards(1)					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Kevin J. Zaba	3,070	0		62.92	5/25/2028
	0	20,153	(28)	98.16	2/16/2031
	0	7,996	(29)	151.27	2/23/2032
						6,879	(30)	825,390	3,859	463,003
(1)

Exercisable stock options are vested. Unexercisable stock options vest as noted.

(2)

RSUs vest as noted. PSUs are shown in the table at their target levels and, solely for purposes of this table, exclude the impact of dividend equivalent reinvestments. As of the last day of fiscal year 2022, PSUs were eligible to be earned as follows, at their target levels: For Mr. Pinkham: 15,244 units were eligible to be earned based on performance through the end of fiscal year 2023 and 15,794 units were eligible to be earned based on performance through the end of the fiscal year 2024. For Mr. Rehard: 4,236 units were eligible to be earned based on performance through the end of fiscal year 2023 and 4,002 units were eligible to be earned based on performance through the end of the fiscal year 2024. For Mr. Morton: 2,160 units were eligible to be earned based on performance through the end of fiscal year 2023 and 2,287 units were eligible to be earned based on performance through the end of the fiscal year 2024. For Mr. Valentyn: 2,160 units were eligible to be earned based on performance through the end of fiscal year 2023 and 2,144 units were eligible to be earned based on performance through the end of the fiscal year 2024. For Mr. Zaba: 3,859 units were eligible to be earned based on performance through the end of the fiscal year 2024. The PSUs shown as eligible to be earned in this table do not include additional PSUs that were credited pursuant to related DEUs. Such additional PSUs are subject to the same terms and conditions, including vesting and time of settlement, as the original PSUs.

(3)

Based on $119.98 per share closing price of our common stock on the New York Stock Exchange on the last trading day of our fiscal year 2022.

(4)

The vesting of Mr. Pinkham’s equity-based awards shown in this table is subject to the provisions of his employment agreement, which is described under the heading “Potential Payments on a Termination or Change in Control—Employment Agreement.”

(5)

These SARs vest with respect to 11,116 shares on each of 5/8/2023 and 5/8/2024.

(6)

These SARs vest with respect to 15,678 shares on 2/18/2023.

(7)

These SARs vest with respect to 11,013 shares on each of 2/23/2023 and 2/23/2024.

(8)

These SARs vest with respect to 11,125 shares on 2/23/2023, and 10,799 shares on each of 2/23/2024 and 2/23/2025.

(9)

RSUs generally vest 34% on the first anniversary, 67% on the second anniversary and 100% on the third anniversary of the date of the grant.

(10)

These SARs vest with respect to 1,546 shares on 5/9/2023.

(11)

These SARs vest with respect to 3,076 shares on each of 5/8/2023 and 5/8/2024.

(12)

These SARs vest with respect to 4,072 shares on 2/18/2023.

(13)

These SARs vest with respect to 3,061 shares on each of 2/23/2023 and 2/23/2024.

(14)

These SARs vest with respect to 2,819 shares on 2/23/2023, 2,736 shares on 2/23/2024 and 2,737 shares on 2/23/2025.

(15)

RSUs generally vest 34% on the first anniversary, 67% on the second anniversary and 100% on the third anniversary of the date of the grant.

(16)

These SARs vest with respect to 681 shares on 5/9/2023.

(17)

These SARs vest with respect to 755 shares on each of 5/8/2023 and 5/8/2024.

(18)

These SARs vest with respect to 2,036 shares on 2/18/2023.

(19)

These SARs vest with respect to 1,599 shares on each of 2/23/2023 and 2/23/2024.

(20)

These SARs vest with respect to 1,610 shares on 2/23/2023, and 1,564 shares on each of 2/23/2024 and 2/23/2025.

(21)

RSUs generally vest 34% on the first anniversary, 67% on the second anniversary and 100% on the third anniversary of the date of the grant.

(22)

These SARs vest with respect to 1,850 shares on 5/9/2023.

(23)

These SARs vest with respect to 2,054 shares on each of 5/8/2023 and 5/8/2024.

(24)

These SARs vest with respect to 2,443 shares on 2/18/2023.

(25)

These SARs vest with respect to 1,905 shares on each of 2/23/2023 and 2/23/2024.

(26)

These SARs vest with respect to 1,510 shares on 2/23/2023, and 1,466 shares on each of 2/23/2024 and 2/23/2025.

(27)

RSUs generally vest 34% on the first anniversary, 67% on the second anniversary and 100% on the third anniversary of the date of the grant.

(28)

These stock options vest with respect to 20,153 shares on 2/16/2024.

(29)

These SARs vest with respect to 2,718 shares on 2/23/2023, 2,638 shares on 2/23/2024, and 2,640 shares on 2/23/2025.

(30)

RSUs generally vest 34% on the first anniversary, 67% on the second anniversary and 100% on the third anniversary of the date of the grant.

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Option Exercises and Stock Vested

The following table sets forth information relating to the number of stock options and SARs exercised and the stock awards that vested during the last fiscal year for each of our NEOs on an aggregate basis.

Option exercises and stock vested for fiscal 2022

Name of Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Louis V. Pinkham	0	0	46,280	6,209,773
Robert J. Rehard	0	0	10,710	1,406,700
Jerrald R. Morton	0	0	3,717	489,205
Thomas E. Valentyn	0	0	7,031	921,139
Kevin J. Zaba	0	0	4,334	626,143

Retirement Benefits

Pension Benefits

The following table sets forth the actuarial present value of the accumulated benefit under each defined benefit plan for Mr. Morton, assuming benefits are paid at normal retirement age based on current levels of compensation. None of our other NEOs participate in any non-tax-qualified defined benefit plan. The valuation method and all material assumptions applied in quantifying the present value of the current accumulated benefit for Mr. Morton are included under the caption “Retirement and Post-Retirement Plans” in Note 8 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022 and such information is incorporated herein by reference. The table also shows the number of years of credited service under the plan, computed as of the same pension plan measurement date used in our audited financial statements for the year ended December 31, 2022. The table also reports any pension benefits paid to Mr. Morton during the year.

Pension benefits for fiscal 2022

Name	Plan name	Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Jerrald R. Morton	Regal Pension Plan (qualified)	29	(1)	358,770	0
(1)

Mr. Morton’s number of years of credited service vary based on the applicable portion of the former Regal Power Transmission Solutions Pension Plan, which was merged into the Regal Pension Plan effective 1/1/2017.

Regal Pension Plan

Mr. Morton participates in the Regal Pension Plan, which is a defined benefit pension plan that, prior to being closed to new participants, covered substantially all employees of Regal Beloit America, Inc., a subsidiary of the Company, who were compensated in whole, or in part, on a salaried basis. A number of defined benefit pension plans have been merged into the Regal Pension Plan, including the former Regal Power Transmission Solutions Plan, which was merged effective January 1, 2017, and was frozen with no new accruals effective February 1, 2020. The Regal Power Transmission Solutions Plan was a plan established at the time the Company acquired its Power Transmission Solutions business from Emerson Electric Co. on February 1, 2015, to mirror the defined benefit pension plan that was maintained for certain employees of the acquired business, including Mr. Morton. Eligibility under the former Regal Power Transmission Solutions Plan was based on being an active employee of the acquired business and a

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participant in a qualifying portion of the Emerson Electric Retirement Plan as of January 31, 2015.

The Regal Power Transmission Solutions Plan portion of the Regal Pension Plan provides benefits based on a formula that considers, among other items, average compensation, average social security wage base and pension credited service. Compensation and service for this formula includes compensation and service earned with Emerson Electric Co. through January 31, 2015, as well as with Regal Beloit America after that date through the date benefit accruals were frozen effective February 1, 2020. The benefit payable under the Regal Pension Plan is offset, however, by the benefit accrued under the Emerson Electric Co. Retirement Plan through January 31, 2015.

A participant becomes eligible to receive benefits under the former Regal Power Transmission Solutions Plan portion of the Regal Pension Plan the first of the month after they either reach the age of 65, or reach the age of 55 and have a minimum of 0 to 10 years of continuous service, depending on the applicable plan appendix. The Committee does not have discretion to grant additional years of service and/or revise the retirement age requirement for a participant to qualify for these benefits.

Mr. Morton started participating in the SDCRP after the Regal Pension Plan was frozen with no new accruals effective February 1, 2020.

Nonqualified Defined Contribution Retirement Benefits

The table below sets forth information regarding benefits Mr. Pinkham, Mr. Rehard, Mr. Morton, Mr. Valentyn and Mr. Zaba have earned under our SDCRP. The SDCRP replaced the Target Supplemental Retirement Plan for officers who become eligible to receive supplemental retirement benefits after December 31, 2016. All of our NEOs are currently eligible to participate in the SDCRP. Under the terms of the SDCRP, we make annual contributions to eligible participants’ accounts. The amount of the annual Company contribution is calculated as a percentage of total target cash compensation (which includes base salary plus the participant’s target ICP payout). The Company’s contribution percentage will vary based on years of service as an officer of the Company. The contribution percentages applicable to participants who were first eligible to participate in the SDCRP prior to 2020, which include Mr. Pinkham, Mr. Rehard and Mr. Valentyn, are set forth in the following table:

Years of Service as an Officer of the Company	Company Contribution %
0-5	7% per year
6-10	10% per year
11+	12% per year

The contribution percentages applicable to participants who were first eligible to participate in the SDCRP during the 2020 plan year (or any subsequent plan year), which include Mr. Morton and Mr. Zaba, are set forth in the following table:

Years of Service as an Officer of the Company	Company Contribution %
0-5	4% per year
6-10	6% per year
11+	9% per year

Participants can elect to invest contributions, with the Plan’s investment options being similar to the investment options under the Company’s 401(k) plan. Company contributions become vested after three years of service without regard to the participant’s age. Participants are not permitted to make contributions to their account under the plan; only the Company may make contributions.

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Nonqualified Deferred Compensation for Fiscal 2022

Name	Plan Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)(1)	Aggregate earnings (losses) in last FY ($)	Aggregate withdrawals/ distributions in last Fiscal Year ($)	Balance at Fiscal Year End ($)(2)
Louis V. Pinkham	SDCRP	—	173,291	(80,503)	—	599,423
Robert J. Rehard	SDCRP	—	75,676	(49,860)	—	319,334
Jerrald R. Morton	SDCRP	—	31,888	(8,750)	—	81,588
Thomas E. Valentyn	SDCRP	—	84,123	(47,888)	—	338,845
Kevin J. Zaba	SDCRP	—	38,213	(667)	—	46,238
(1)

The amounts shown in this column were reported in the “All Other Compensation” column of the Summary Compensation Table for 2022.

(2)

The amounts shown in this column include $620,171 for Mr. Pinkham, $308,622 for Mr. Rehard, $87,501 for Mr. Morton and $326,247 for Mr. Valentyn that was previously reported in the Summary Compensation Table in any year.

Potential Payments on a Termination or Change in Control

Except for the employment agreement we entered into with Mr. Pinkham, we have no agreements with any of our NEOs that provide for any benefits prior to a change in control of our Company. We have, however, entered into agreements and maintain plans that require us to provide certain benefits to our NEOs if we undergo a change in control and if the employment of our NEOs terminates or is adversely affected under circumstances specified in the agreements and plans.

Employment Agreement

Under Mr. Pinkham’s employment agreement, Mr. Pinkham became CEO on April 1, 2019. The benefits provided under the employment agreement to Mr. Pinkham include the following:

•

a base salary of $950,000 per year (Mr. Pinkham’s base salary for 2022 was $1,100,260);

•

eligibility for an annual cash bonus based on the achievement of company performance goals, with a target award opportunity equal to 110% of base salary (Mr. Pinkham’s target award opportunity for 2022 was equal to 125% of base salary);

•

eligibility for annual equity awards;

•

relocation benefits; and

•

participation in our other employee benefit plans, including the SDCRP, in accordance with the terms of such plans.

“Good reason” is defined in Mr. Pinkham’s employment agreement generally to include certain material reductions in his base salary or target bonus opportunity, certain relocations of his principal place of employment, any material breach by us of any agreement between us and Mr. Pinkham, or certain material, adverse changes in his position, authorities, duties, or responsibilities.

“Cause” is defined in Mr. Pinkham’s employment agreement generally to include certain willful and material failures to perform or instances of gross negligence; his willful and material failure to comply with any valid and legal directive of the Board; his engagement in certain acts of dishonesty, illegal conduct, or misconduct; his embezzlement, misappropriation, or fraud, or theft of company property; his conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude; his material breach of any material obligation under any written agreement with us; or certain material failures to comply with material provisions of our written policies or rules.

Termination of Employment Prior to a Change in Control

Under Mr. Pinkham’s employment agreement, he is entitled to receive severance benefits upon certain terminations of employment. Specifically, if we terminate Mr. Pinkham without cause or if he resigns for good reason, then he would be entitled to cash severance equal to two times his annual base salary.

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In addition, upon his termination by us without cause, by him for good reason, or as a result of his death or disability, Mr. Pinkham would be entitled to receive a pro rata bonus for the year of termination. To receive any of the severance benefits described in this paragraph (other than as a result of his death or disability), Mr. Pinkham would be required to sign a general release of claims against us. His employment agreement also provides that Mr. Pinkham will be subject to our confidentiality and restrictive covenant agreements.

Under our equity incentive plans, if a NEO’s employment with us terminates for any reason other than “cause,” all outstanding stock option and SAR awards generally expire 180 days following the termination (other than Mr. Zaba's legacy Rexnord PMC stock option awards, which expire 90 days following the termination) and all unvested restricted stock and PSU awards are forfeited, subject, under certain circumstances, to exceptions permitted by the Committee. If a NEO’s employment is terminated for cause, restricted stock and PSU awards that have not vested are generally forfeited immediately, and each unexpired and uncancelled stock option or SAR award, to the extent not previously exercised, terminates immediately. “Cause” is defined under our equity incentive plans as (i) the participant’s commission of any felony; (ii) the participant’s fraud, dishonesty, theft, embezzlement, disclosure of trade secrets or confidential information; or (iii) other acts or omissions by the participant that result in a breach of any fiduciary duty the participant owes to us.

Change in Control without Termination of Employment

Other than the protections provided by our equity incentive plans and our employment agreement with Mr. Pinkham, we do not maintain any formal severance program for our NEOs outside the context of a change in control of our Company. In the context of a change in control, however, our key executive change in control and termination agreements with Mr. Pinkham, Mr. Rehard and Mr. Valentyn as well as our equity incentive plans require us to provide certain benefits to covered NEOs. Although Mr. Morton and Mr. Zaba do not have change in control and termination agreements with us, they would benefit from certain provisions under our equity incentive plans in the context of a change in control. Our agreements with Mr. Pinkham, Mr. Rehard and Mr. Valentyn also provide for enhanced benefits if the employment of the covered NEOs terminates in connection with a change in control of our Company.

A change in control under our agreements with our covered NEOs and our existing equity incentive plans generally means any of the following: (i) a person or entity acquires 20% or more of our common stock; (ii) a change occurs in the composition of the board of directors that is not approved by at least two-thirds of the existing directors; (iii) our shareholders approve a merger, consolidation or share exchange other than one that would result in less than a 50% change in ownership of us as the surviving entity; or (iv) our shareholders approve a plan for our dissolution or liquidation.

Under our agreements with Mr. Pinkham, Mr. Rehard and Mr. Valentyn, upon a change in control, we are required to cause all restrictions on any restricted stock awards made to the NEO prior to the change in control to lapse and to fully and immediately vest all stock options and SARs granted to the NEO prior to the change in control. We are also required, after the change in control, generally to maintain base salaries, fringe benefits and incentive compensation opportunities at a level equivalent to or higher than the level at which we provided such benefits prior to the change in control.

For all of our NEOs, in the event of a change in control, awards granted under our 2018 Plan and our 2013 Equity Incentive Plan (the “2013 Plan”) are subject to “double-trigger” vesting in a change in control transaction, which means that, if the surviving entity in the transaction agrees to assume the awards, vesting continues and is accelerated only upon a termination of employment without cause or for good reason. If awards are not assumed, then vesting accelerates.

If the change in control transaction would trigger the adjustment provisions of our existing equity incentive plans, because, under the 2013 Plan or our 2018 Plan, it is a merger, specified subdivision, combination or dividend of shares, a cash dividend meeting certain requirements, or other event that, in the judgment of the Board or the Committee requires an adjustment to prevent dilution or enlargement of the benefits under the 2013 Plan or our 2018 Plan, the Committee or the Board may make appropriate adjustments to prevent dilution or enlargement of the benefits or potential benefits available under our equity incentive plans. Under the adjustment provision, the Committee may also determine a cash payment amount to be paid to the holder of any outstanding award in exchange for cancellation of all or a part of the award.

As previously disclosed, to facilitate the consummation of the Rexnord PMC transaction in October 2021, each of our executive officers, including our NEOs (other than Mr. Zaba), waived their entitlement to any benefits that may have been triggered by the occurrence of the transaction, including the double trigger vesting provisions and enhanced change in control severance benefits.

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Termination of Employment Connected to a Change in Control

The severance benefits provided under our agreements with Mr. Pinkham, Mr. Rehard and Mr. Valentyn are triggered if, during the period starting six months before and ending two years after a change in control of our Company, the NEO’s employment is terminated. If the NEO’s employment is terminated for cause, or as a consequence of death or disability, our obligations under the agreement are limited to the payment of amounts already earned, plus a prorated portion of any bonus, including annual cash incentives under the ICP, assuming the performance goal for such bonus had been attained. We may terminate the NEO for “cause” under these agreements if he (i) engages in intentional conduct not taken in good faith that has caused us demonstrable and serious financial injury, (ii) is convicted of a felony which substantially impairs the NEO’s ability to perform his duties, or (iii) willfully and unreasonably refuses to perform his duties or responsibilities.

If the NEO’s employment is terminated other than for cause or as a result of death or disability, or by the NEO with good reason, our full obligations under the agreement will be triggered. The NEO may terminate his employment with “good reason” under the agreements if:

•

we breach the terms of the agreement;

•

we reduce the NEO’s base salary, annual cash incentive opportunity or benefits;

•

we remove the NEO from positions within our Company;

•

the NEO determines in good faith that there has been a material adverse change in his working conditions or status;

•

we relocate the NEO; or

•

we require the NEO to travel 20% more frequently than prior to the change in control.

Under the agreements, the NEO will receive a termination payment that is equal to, in the case of Mr. Pinkham, three times or, in the case of Mr. Rehard and Mr. Valentyn, two times the sum of (1) the NEO’s annual base salary then in effect (2) the higher of (i) the NEO’s annual cash incentive target bonus for the fiscal year of the termination, which includes annual cash incentive payments under the ICP, or (ii) the annual cash incentive received in the year prior to the change in control and (3) the value of all fringe benefits. None of the agreements with Mr. Pinkham, Mr. Rehard or Mr. Valentyn contain a gross-up provision (i.e., a provision that provides for additional payments to the NEOs to compensate them for any excise taxes on payments related to the change in control that may be imposed on the NEOs under the Internal Revenue Code).

The NEO also will receive outplacement services and health and life insurance for up to two years and the reimbursement of certain accounting and legal fees related to calculating the tax impact of these payments. We will also waive any minimum years of service requirements with respect to supplemental retirement programs and will make a payment equal to the value of any additional retirement benefits the NEO would receive if he had remained employed for, in the case of Mr. Pinkham, three years, or in the case of Mr. Rehard and Mr. Valentyn, two years. The NEO will also be credited with, in the case of Mr. Pinkham, three years or, in the case of Mr. Rehard and Mr. Valentyn, two years’ additional service under any post-retirement welfare benefit plan that we maintain. Finally, we will pay any performance awards granted under a long-term incentive plan at target as if all performance requirements were met, but offset by any amount paid upon the change in control under the same award. We do not currently maintain any long-term cash incentive plan and no awards are outstanding to our NEOs under any such plan.

Tables Summarizing Payments Upon Termination or Change in Control

The following tables describe the potential payments upon various events of termination and change in control. These tables assume that the triggering event or events occurred on December 31, 2022, the last day of our fiscal year, and the price per share of our common stock was $119.98, the closing market price on the last trading day prior to such date. Solely for purposes of calculating the potential value of accelerated vesting of equity-based awards in connection with a change in control transaction, we have made the assumption that such awards were not assumed by the surviving entity in the transaction. In fact, in the event of a change in control, awards granted under our 2018 Plan and our 2013 Plan are subject to “double-trigger” vesting in a change in control transaction, which means that, if the surviving entity in the transaction agrees to assume the awards, vesting continues and is accelerated only upon a termination of employment without cause or for good reason.

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The following table sets forth certain information relating to the compensation of Mr. Pinkham, our CEO, upon a change in control of our Company and following a termination of Mr. Pinkham’s employment.

Executive Benefits and Payments Upon Change in Control or Termination	Voluntary Termination	Involuntary Termination(1)	For Cause Termination	Change in Control without Termination	Involuntary or Good Reason Termination/ Change in Control(2)	Death or Disability
Compensation:
Current Year ICP Cash Incentive	—	1,516,365	—	—	1,516,365	1,516,365
ICP Cash Incentive Deferred from Prior Years	—	—	—	—	—	—
Termination Payment	—	2,200,520	—	—	8,814,141	—
Restricted Stock
Unvested and Accelerated	—	—	—	2,294,406	2,294,406	2,294,406
SARs
Unvested and Accelerated	—	—	—	1,490,168	1,490,168	1,490,168
PSUs
Unvested and Accelerated	—	—	—	7,409,043	7,409,043	7,925,754
Benefits and Perquisites:
Cash Payment Under Retirement Plans	—	—	—	—	—	—
Post-termination Health & Life Insurance	—	—	—	—	28,450	—
Life Insurance Proceeds(3)	—	—	—	—	—	—
Disability(4)	—	—	—	—	—	120,000
Accrued Vacation Pay	84,635	84,635	84,635	—	84,635	84,635
Accounting and Legal Services	—	—	—	—	15,000	—
Outplacement Services	—	—	—	—	110,026	—
280G Tax Cutback	—	—	—	—	—	—
Total:	84,635	3,801,520	84,635	11,193,617	21,762,234	13,431,328	(5)
(1)

Assumes the NEO’s employment is terminated by us without cause or by the NEO with good reason not in connection with a change in control of our Company.

(2)

For purposes of calculating the benefits that would be received in connection with a change in control of our Company, we have assumed that no reduction would occur under our arrangements with the NEO that provide for a “best net” approach to potential excise taxes under Section 280G of the Code. The “best net” approach would either reduce the benefits to a level that would not trigger the imposition of the excise taxes or pay the benefits in full, whichever would provide the better after-tax result to the NEO. The amounts shown in the column titled “Involuntary or Good Reason Termination/Change in Control” assume the NEO’s employment is terminated by us without cause or by the NEO with good reason in connection with a change in control of our Company.

(3)

Life insurance death benefit payable only in event of death. The amount shown reflects only the enhanced death benefits over those offered to employees generally.

(4)

Disability benefit payable only in event of disability. The amount shown reflects only the enhanced disability benefits that would be payable to the NEO over the course of a year compared with the disability benefits to which non-executive officer salaried employees would receive over the same period.

(5)

The total amount shown is larger than the amount the NEO would receive on a termination of employment in the event of death or disability because it includes both amounts that would be payable only on death and amounts that would be payable only on disability.

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The following table set forth certain information relating to the compensation of Mr. Rehard, our Vice President, Chief Financial Officer, upon a change in control of our Company and following a termination of Mr. Rehard’s employment.

Executive Benefits and Payments Upon Change in Control or Termination	Voluntary Termination	Involuntary Termination(1)	For Cause Termination	Change in Control without Termination	Involuntary or Good Reason Termination/ Change in Control(2)	Death or Disability
Compensation:
Current Year ICP Cash Incentive	—	510,833	—	—	510,833	510,833
ICP Cash Incentive Deferred from Prior Years	—	—	—	—	—	—
Termination Payment	—	—	—	—	2,352,010	—
Restricted Stock
Unvested and Accelerated	—	—	—	469,228	469,228	469,228
SARs
Unvested and Accelerated	—	—	—	473,899	473,899	473,899
PSUs
Unvested and Accelerated	—	—	—	1,972,437	1,972,437	1,492,277
Benefits and Perquisites:
Cash Payment Under Retirement Plans	—	—	—	—	—	—
Post-termination Health & Life Insurance	—	—	—	—	54,774	—
Life Insurance Proceeds(3)	—	—	—	—	—	—
Disability(4)	—	—	—	—	—	120,000
Accrued Vacation Pay	47,520	47,520	47,520	—	47,520	47,520
Accounting and Legal Services	—	—	—	—	15,000	—
Outplacement Services	—	—	—	—	61,776	—
280G Tax Cutback	—	—	—	—	—	—
Total:	47,520	558,353	47,520	2,915,564	5,957,477	3,113,757	(5)
(1)

Assumes the NEO’s employment is terminated by us without cause or by the NEO with good reason not in connection with a change in control of our Company.

(2)

For purposes of calculating the benefits that would be received in connection with a change in control of our Company, we have assumed that no reduction would occur under our arrangements with the NEO that provide for a “best net” approach to potential excise taxes under Section 280G of the Code. The “best net” approach would either reduce the benefits to a level that would not trigger the imposition of the excise taxes or pay the benefits in full, whichever would provide the better after-tax result to the NEO. The amounts shown in the column titled “Involuntary or Good Reason Termination/Change in Control” assume the NEO’s employment is terminated by us without cause or by the NEO with good reason in connection with a change in control of our Company.

(3)

Life insurance death benefit payable only in event of death. The amount shown reflects only the enhanced death benefits over those offered to employees generally.

(4)

Disability benefit payable only in event of disability. The amount shown reflects only the enhanced disability benefits that would be payable to the NEO over the course of a year compared with the disability benefits to which non-executive officer salaried employees would receive over the same period.

(5)

The total amount shown is larger than the amount the NEO would receive on a termination of employment in the event of death or disability because it includes both amounts that would be payable only on death and amounts that would be payable only on disability.

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The following table sets forth certain information relating to the compensation of Mr. Morton, the president of integration for our Motion Control Solutions operating segment, upon a change in control of our Company and following a termination of Mr. Morton’s employment.

Executive Benefits and Payments Upon Change in Control or Termination	Voluntary Termination	Involuntary Termination(1)	For Cause Termination	Change in Control without Termination	Involuntary or Good Reason Termination/ Change in Control(2)	Death or Disability
Compensation:
Current Year ICP Cash Incentive	—	316,786	—	—	316,786	316,786
ICP Cash Incentive Deferred from Prior Years	—	—	—	—	—	—
Termination Payment	—	—	—	—	—	—
Restricted Stock
Unvested and Accelerated	—	—	—	469,302	469,302	469,302
SARs
Unvested and Accelerated	—	—	—	167,025	167,025	167,025
PSUs
Unvested and Accelerated	—	—	—	916,692	916,692	642,297
Benefits and Perquisites:
Cash Payment Under Retirement Plans	—	—	—	—	—	—
Post-termination Health & Life Insurance	—	—	—	—	—	—
Life Insurance Proceeds(3)	—	—	—	—	—	—
Disability(4)	—	—	—	—	—	101,362
Accrued Vacation Pay	36,072	36,072	36,072	—	36,072	36,072
Accounting and Legal Services	—	—	—	—	—	—
Outplacement Services	—	—	—	—	—	—
280G Tax Cutback	—	—	—	—	—	—
Total:	36,072	352,858	36,072	1,553,019	1,905,877	1,732,844	(5)
(1)

Assumes the NEO’s employment is terminated by us without cause or by the NEO with good reason not in connection with a change in control of our Company.

(2)

For purposes of calculating the benefits that would be received in connection with a change in control of our Company, we have assumed that no reduction would occur under our arrangements with the NEO that provide for a “best net” approach to potential excise taxes under Section 280G of the Code. The “best net” approach would either reduce the benefits to a level that would not trigger the imposition of the excise taxes or pay the benefits in full, whichever would provide the better after-tax result to the NEO. The amounts shown in the column titled “Involuntary or Good Reason Termination/Change in Control” assume the NEO’s employment is terminated by us without cause or by the NEO with good reason in connection with a change in control of our Company.

(3)

Life insurance death benefit payable only in event of death. The amount shown reflects only the enhanced death benefits over those offered to employees generally.

(4)

Disability benefit payable only in event of disability. The amount shown reflects only the enhanced disability benefits that would be payable to the NEO over the course of a year compared with the disability benefits to which non-executive officer salaried employees would receive over the same period.

(5)

The total amount shown is larger than the amount the NEO would receive on a termination of employment in the event of death or disability because it includes both amounts that would be payable only on death and amounts that would be payable only on disability.

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The following table sets forth certain information relating to the compensation of Mr. Valentyn, our Vice President, General Counsel and Secretary, upon a change in control of our Company and following a termination of Mr. Valentyn’s employment.

Executive Benefits and Payments Upon Change in Control or Termination	Voluntary Termination	Involuntary Termination(1)	For Cause Termination	Change in Control without Termination	Involuntary or Good Reason Termination/ Change in Control(2)	Death or Disability
Compensation:
Current Year ICP Cash Incentive	—	381,910	—	—	381,910	381,910
ICP Cash Incentive Deferred from Prior Years	—	—	—	—	—	—
Termination Payment	—	—	—	—	1,895,749	—
Restricted Stock
Unvested and Accelerated	—	—	—	347,106	347,106	347,106
SARs
Unvested and Accelerated	—	—	—	344,184	344,184	344,184
PSUs
Unvested and Accelerated	—	—	—	473,641	473,641	208,160
Benefits and Perquisites:
Cash Payment Under Retirement Plans	—	—	—	—	—	—
Post-termination Health & Life Insurance	—	—	—	—	55,576	—
Life Insurance Proceeds(3)	—	—	—	—	—	—
Disability(4)	—	—	—	—	—	116,904
Accrued Vacation Pay	38,065	38,065	38,065	—	38,065	38,065
Accounting and Legal Services	—	—	—	—	15,000	—
Outplacement Services	—	—	—	—	49,484	—
280G Tax Cutback	—	—	—	—	—	—
Total:	38,065	419,975	38,065	1,164,931	3,600,715	1,436,329	(5)
(1)

Assumes the NEO’s employment is terminated by us without cause or by the NEO with good reason not in connection with a change in control of our Company.

(2)

For purposes of calculating the benefits that would be received in connection with a change in control of our Company, we have assumed that no reduction would occur under our arrangements with the NEO that provide for a “best net” approach to potential excise taxes under Section 280G of the Code. The “best net” approach would either reduce the benefits to a level that would not trigger the imposition of the excise taxes or pay the benefits in full, whichever would provide the better after-tax result to the NEO. The amounts shown in the column titled “Involuntary or Good Reason Termination/Change in Control” assume the NEO’s employment is terminated by us without cause or by the NEO with good reason in connection with a change in control of our Company.

(3)

Life insurance death benefit payable only in event of death. The amount shown reflects only the enhanced death benefits over those offered to employees generally.

(4)

Disability benefit payable only in event of disability. The amount shown reflects only the enhanced disability benefits that would be payable to the NEO over the course of a year compared with the disability benefits to which non-executive officer salaried employees would receive over the same period.

(5)

The total amount shown is larger than the amount the NEO would receive on a termination of employment in the event of death or disability because it includes both amounts that would be payable only on death and amounts that would be payable only on disability.

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The following table sets forth certain information relating to the compensation of Mr. Zaba, the president of our Motion Control Solutions operating segment, upon a change in control of our Company and following a termination of Mr. Zaba’s employment.

Executive Benefits and Payments Upon Change in Control or Termination	Voluntary Termination	Involuntary Termination(1)	For Cause Termination	Change in Control without Termination	Involuntary or Good Reason Termination/ Change in Control(2)	Death or Disability
Compensation:
Current Year ICP Cash Incentive	—	378,563	—	—	378,563	378,563
ICP Cash Incentive Deferred from Prior Years	—	—	—	—	—	—
Termination Payment	—	—	—	—	—	—
Restricted Stock
Unvested and Accelerated	—	—	—	836,802	836,802	836,802
SARs
Unvested and Accelerated	—	—	—	439,738	439,738	439,738
PSUs
Unvested and Accelerated	—	—	—	467,866	467,866	4,863
Benefits and Perquisites:
Cash Payment Under Retirement Plans	—	—	—	—	—	—
Post-termination Health & Life Insurance	—	—	—	—	—	—
Life Insurance Proceeds(3)	—	—	—	—	—	—
Disability(4)	—	—	—	—	—	120,000
Accrued Vacation Pay	41,992	41,992	41,992	—	41,992	41,992
Accounting and Legal Services	—	—	—	—	—	—
Outplacement Services	—	—	—	—	—	—
280G Tax Cutback	—	—	—	—	—	—
Total:	41,992	420,555	41,992	1,744,406	2,164,961	1,821,958	(5)
(1)

Assumes the NEO’s employment is terminated by us without cause or by the NEO with good reason not in connection with a change in control of our Company.

(2)

For purposes of calculating the benefits that would be received in connection with a change in control of our Company, we have assumed that no reduction would occur under our arrangements with the NEO that provide for a “best net” approach to potential excise taxes under Section 280G of the Code. The “best net” approach would either reduce the benefits to a level that would not trigger the imposition of the excise taxes or pay the benefits in full, whichever would provide the better after-tax result to the NEO. The amounts shown in the column titled “Involuntary or Good Reason Termination/Change in Control” assume the NEO’s employment is terminated by us without cause or by the NEO with good reason in connection with a change in control of our Company.

(3)

Life insurance death benefit payable only in event of death. The amount shown reflects only the enhanced death benefits over those offered to employees generally.

(4)

Disability benefit payable only in event of disability. The amount shown reflects only the enhanced disability benefits that would be payable to the NEO over the course of a year compared with the disability benefits to which non-executive officer salaried employees would receive over the same period.

(5)

The total amount shown is larger than the amount the NEO would receive on a termination of employment in the event of death or disability because it includes both amounts that would be payable only on death and amounts that would be payable only on disability.

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We set forth below a description of the facts and assumptions that we used in creating the tables above. Unless otherwise noted, the descriptions of the payments below are applicable to all the above tables relating to potential payments upon termination.

Impact of Certain Terminations of Employment

Current Year ICP Annual Cash Incentive

Under the ICP, in the event of a termination of the NEO prior to payment, the NEO is not entitled to receive any portion of the ICP incentive, although the Committee may exercise its discretion to make a payment in the event the termination is due to retirement.

Stock Options, Restricted Stock, Restricted Stock Units and Stock Appreciation Rights

Under our equity incentive plans, in the event of a termination for death, disability or retirement, other than in connection with a change in control, our Board generally has discretion to fully vest any unvested awards. The tables assume the Board exercises such discretion and fully vests the stock options, SARs, restricted stock and RSUs. In the event of a change in control, the NEO would be entitled to the vesting of all the NEO’s then unvested stock options, SARs, restricted stock and RSUs, assuming that the acquirer does not choose to assume or replace the awards. The table assumes that all stock options, SARs, restricted stock and RSUs would vest (rather than being assumed by the acquirer) upon a change in control.

Performance Share Units

Under our equity incentive plans, in the event of a termination for death, all outstanding performance awards, including PSUs, will be paid following the end of the performance period based on achievement of the performance goals as if the participant had not died, but prorated based on the portion of the performance period completed at the time of death. In the event of a termination as a result of disability, all outstanding PSUs will be paid based on the degree to which the applicable performance goals have been attained, but prorated based on the portion of the performance period that the participant has completed at the time of termination. In the event of a termination due to retirement, our equity incentive plans provide that the Board generally has discretion to accelerate the vesting of any unvested PSUs, and for purposes of the above tables, we assumed that the Board exercised such discretion. Upon a change in control, unless the acquiring or surviving entity assumes or replaces the outstanding PSUs, all such units for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the amount that would have been due under the units if the performance goals measured at the time of the change of control were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target performance goals had been met at the time of the change of control. The tables assume the payment would be at target.

Life Insurance Proceeds

Life insurance proceeds are the death benefits on Company paid life insurance. No life insurance payments will be made in connection with a termination for disability.

Impact of Change in Control Terminations

Except as otherwise noted, the following items apply only to a termination in the context of a change in control for Mr. Pinkham, Mr. Rehard and Mr. Valentyn. We assume the termination is without cause or by the NEO with good

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reason. Further, we assume that the change in control and the NEO’s termination of employment both occurred on December 31, 2022, the last day of our fiscal year.

Supplemental Retirement Plans

Per the terms of the SDCRP, participants forfeit their account balance upon termination of employment prior to attaining three years of service (without regard to the participant’s age), except that the participant will become 100% vested in their account balance upon a termination due to death. In addition, under the terms of Mr. Pinkham’s, Mr. Rehard’s, and Mr. Valentyn’s agreements, in the event they are terminated due to a change in control, they would become 100% vested in their SDCRP account balance.

Cash Payment Under Retirement Plans

The amounts relating to the cash payments under our retirement plans in the tables above reflect the cash payment that is equal to the value of additional retirement benefits that each NEO would have received if he remained employed with our Company for an additional three years, in the case of Mr. Pinkham, or two years, in the case of Mr. Rehard and Mr. Valentyn.

Post-Retirement Health Care Benefits

The NEO will be covered under our health and life insurance for, in the case of Pinkham, three years or, in the case of Mr. Rehard and Mr. Valentyn, two years, unless the NEO obtains equal or greater benefits from another employer. We have assumed the NEO will not obtain benefits from another employer.

Accounting and Legal Services

We are obligated to reimburse the NEO for up to $15,000 for accounting and legal services related to the calculation of the tax gross-up amount described below under “Section 280G Tax Gross-up or Cut Back.” The tables assume the entire amount is reimbursed to the NEO.

Outplacement

The NEO will be entitled to receive outplacement services up to the amount that is equal to ten percent (10%) of the NEO’s base salary. The tables assume the NEO will use the full amount of this benefit.

Section 280G Cutback

Upon a change in control of our Company the NEO may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. We adopted a policy prohibiting provisions for the reimbursement of excise taxes that are imposed under Section 280G and any income and excise taxes that are payable as a result of any reimbursement for Section 280G excise taxes in new change of control and severance agreements with executive officers, and this policy applied to the agreements we entered into with Mr. Valentyn in October 2016, Mr. Rehard in April 2018 and Mr. Pinkham in 2019. To address Section 280G, the agreements with Mr. Pinkham, Mr. Valentyn and Mr. Rehard include a “best of” provision pursuant to which, if the amounts payable under the agreement or any other of our plans or agreements with the NEO would constitute an excess parachute payment and result in an excise tax being imposed on the NEO, then the NEO will receive either the full amount of such payments or a lesser amount such that no portion of the payments will be subject to the excise tax, whichever would result in the greater after-tax benefit to the NEO.

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Non-Competition

As a condition to each NEO’s entitlement to receive the severance payments and other benefits described in this section, the NEO is required to execute a waiver of claims and be bound by the terms of a non-competition agreement which prohibits the NEO from working in a business that engages in substantial competition with us, for a period of one year from the NEO’s termination of employment. Our Board may waive this provision. In addition, as a condition to each NEO’s entitlement to participate in the ICP, the NEO must agree to certain non-competition restrictions.

Pay Ratio

As required in Item 402(u) of Regulation S-K, we have estimated the ratio of the 2022 annual total compensation of our CEO to the total compensation of our median employee, taking into account our global workforce, was 499 to 1. We also estimated on a voluntary basis the ratio of the 2022 annual total compensation of our CEO to the total compensation of our median U.S. employee, which was 143 to 1. We describe the identification and calculation of these employees and ratios below.

Median Global Employee

CEO 2022 Total Compensation	$8,644,999
Median Global Employee Total Compensation	$17,332
Ratio	499:1

We compete on a global scale. The majority of our manufacturing plants and more than three-fourths of our employees are located outside the United States, including our median employee referenced above, who is located in Mexico. The countries with our largest number of employees are Mexico, China, the United States and India.

We identified our median employee according to the following process. First, we examined the base salary or wages that we paid during 2022 to substantially all of our employees, whether full-time or part time, that we employed as of October 31, 2022. Our total numbers of U.S. and non-U.S. employees as of October 31, 2022 were 5,672 and 18,744, respectively. However, as allowed by the SEC rule, we excluded from our pay ratio analysis 228 employees located in the Netherlands, 225 employees located in the Philippines, 154 employees located in Australia, 141 employees located in Slovakia, 139 employees located in the United Kingdom, 85 employees located in Spain, 49 employees located in South Africa, 48 employees located in Belgium, 18 employees located in Sweden, 17 employees located in Singapore, 16 employees located in each of Chile and the United Arab Emirates, 14 employees located in New Zealand, nine employees located in France, three employees located in the Russian Federation, two employees in each of Turkey and South Korea, and one employee in each of Slovenia, Indonesia and Egypt under the de minimis exception. For employees residing outside the United States, we then converted their annual base salary into U.S. dollars using the average exchange rate for the compensation period. For employees with less than one year of service, we annualized their pay. We then identified a small sampling of employees that received base wages at or near the median base wage. From this sampling of similarly situated employees, we selected our representative median employee for purposes of calculating the ratio.

To arrive at the median employee’s total annual compensation, we added together all the elements of such median employee’s compensation for 2022 in the same way that we calculate the annual total compensation of our NEOs in the Summary Compensation Table. We then compared that number to Mr. Pinkham’s total compensation.

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Median U.S. Employee

CEO 2022 Total Compensation	$8,644,999
Median U.S. Employee Total Compensation	$60,627
Ratio	143:1

Although we operate on a worldwide basis, the form and amount of Mr. Pinkham’s annual total compensation is largely influenced by prevailing market practices in the United States, as is the compensation of our other U.S. employees. In addition, we are incorporated and headquartered in Wisconsin, and our common stock is traded on the NYSE. For these reasons, we think that it is useful to understand the relationship between Mr. Pinkham’s annual total compensation and our median U.S. employee’s annual total compensation. Our median U.S. employee was identified by a process similar to that described above for our median global employee.

Pay Versus Performance

In 2022, the SEC adopted rules requiring us to disclose information that compares our NEO compensation to our prescribed financial performance measures. The table below sets forth our pay versus performance disclosure in accordance with Item 402(v) of Regulation S-K.

Year(a)	Summary Compensation Table Total for PEO ($)(b)	Compensation Actually Paid to PEO ($)(c)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(d)	Average Compensation Actually Paid to Non-PEO NEOs ($)(e)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ in millions)(h)	Adjusted EPS ($)(i)
					RRX TSR ($)(f)	S&P 400 Industrials Index TSR ($)(g)
2022	8,644,999	(1,518,528)	2,177,056	299,495	151.96	132.42	488.9	10.75
2021	7,401,555	19,141,375	1,882,286	4,227,764	213.28	149.62	209.9	8.59
2020	6,402,153	12,436,776	1,639,005	1,682,669	145.52	116.49	189.3	4.92
(a)

This statement includes three years (2020, 2021, and 2022) rather than five because this is a transition year for the new regulation.

(b)

The principal executive officer (“PEO”) is Louis V. Pinkham for all years shown.

(c)

Compensation actually paid (“CAP”) to our PEO reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below.

Year	2020	2021	2022
SCT Total Compensation ($)	6,402,153	7,401,555	8,644,999
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(3,830,534)	(4,226,987)	(5,846,486)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	6,701,653	8,303,585	3,906,965
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	3,163,504	6,844,214	(5,742,851)
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—	156,536	—
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	—	662,472	(2,375,482)
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	—	—	(105,673)
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—
Compensation Actually Paid ($)	12,436,776	19,141,375	(1,518,528)
(d)

The following are included in the average figures shown:

2020: Mr. Rehard, Mr. Schlemmer, Mr. Valentyn, Mr. Kunze, Mr. Morton.

2021: Mr. Rehard, Mr. Valentyn, Mr. Kunze, Mr. Morton.

2022: Mr. Rehard, Mr. Zaba, Mr. Morton, Mr. Valentyn.

(e)

Compensation actually paid (CAP) to our non-PEO NEOs reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates.

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Year	2020	2021	2022
Non-PEO NEOs	See column (d) note above	See column (d) note above	See column (d) note above
SCT Total Compensation ($)	1,639,005	1,882,286	2,177,056
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(537,264)	(840,292)	(1,122,664)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	939,965	1,568,075	760,195
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	563,623	1,349,327	(1,088,918)
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—	62,160	—
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	(18,097)	229,193	(412,434)
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	(831,941)	(22,985)	(13,740)
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	(122,408)	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	49,786	—	—
Compensation Actually Paid ($)	1,682,669	4,227,764	299,495
(f)

Represents our total shareholder return (TSR) for the measurement periods ending December 31 of each of 2020, 2021 and 2022, respectively.

(g)

Represents the TSR of the S&P 400 Industrials Index for the measurement periods ending on December 31 of each of 2020, 2021 and 2022, respectively.

(h)

Reflects “Net Income” in the company’s audited financial statement included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2020, 2021 and 2022.

(i)

Company-selected measure is adjusted earnings per share, defined as earnings per share adjusted for restructuring and related costs, transaction and related costs, goodwill impairment, inventory step-up adjustment, intangible amortization, share-based compensation expense, gain on sale of assets, impairments and exist related costs and discrete tax items, calculated as set forth in our earnings release for the fiscal year ended December 31, 2022.

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Relationship between Pay and Performance

Below are graphs showing the relationship of “compensation actually paid” to our PEO and non-PEO NEOs in 2020, 2021 and 2022 to (1) our TSR and the TSR of the S&P 400 Industrials Index, (2) our net income and (3) our adjusted earnings per share.

Most Important Measures to Determine 2022 Compensation Actually Paid

The four performance measures listed below represent the most important metrics we used to link CAP to financial performance for 2022 as further described in our Compensation Discussion and Analysis.

Most Important Performance Measures
1. Adjusted Earnings Per Share
2. Free Cash Flow
3. Total Shareholder Return
4. Return on Invested Capital

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Risk Assessment of Compensation Policies and Practices

We seek to design our compensation policies and practices to reflect a balanced approach between incentives to achieve short-term and longer-term objectives, both of which we believe will help us achieve sustained growth and success over the long term. While we recognize that the pursuit of our financial performance objectives and the link between the amount of compensation earned under our incentive arrangements and achievement of the objectives may lead to employee behavior that increases certain risks to our Company, we believe that we have designed our compensation programs and policies to mitigate these concerns and help to ensure that our policies and practices are consistent with our risk profile.

Our Board relies on the Committee to address significant risk exposures facing the Company with respect to compensation, with appropriate reporting of these risks to be made to the full Board. The Committee, with the assistance of management and our independent compensation consultants, periodically evaluates our compensation policies and practices to assess whether the risks arising from these policies and practices are likely to have a material adverse effect on our Company and to assess the effect on these risks of any changes to our enterprise risk profile. The Committee did not recommend or implement any material changes in 2022 as a result of its most recent assessment, but has identified or implemented the following measures, among others, that it believes serve to mitigate any risks arising from our compensation policies and practices:

•

In fiscal 2022, we used earnings per share, free cash flow and a weighted average of the policy deployment metrics for our four operating segments as the total Company performance measures under our ICP for all of our NEOs, and adjusted EBITDA, working capital as a percentage of sales, and segment-specific policy deployment metrics that were tailored to capture each segment’s key strategic priorities as additional segment-level performance measures under our ICP for our NEOs who are presidents of our operating segments, in part because these metrics tie rewards for participants to the operational performance and efficiency of our business as it is actually realized. We believe that, because these metrics tied directly to the financial performance of our business, they also tie ultimately to the creation of long-term shareholder value. By focusing on our operational performance and efficiency, our ICP have created incentives for prudent investments in assets that are capable of providing strong long-term returns.

•

We have capped payouts under our ICP for our executive officers at 200%. We believe that capping the maximum annual cash incentive serves to limit participants’ incentives to take short-term or inappropriately risky measures to increase payouts in any given year.

•

Our SAR, RSU and PSU awards under our LTI arrangements are subject to three-year vesting or performance periods, which we believe fosters employee retention and further helps to mitigate incentives to take short-term risks, while encouraging our employees to focus on our sustained growth over the long term. In addition, we have capped the payouts under the PSU awards at 200% of the target amount to limit participants’ incentives to take short-term or inappropriately risky measures to increase payouts in any given year.

•

We have implemented stock ownership guidelines for certain executives, including our NEOs, which we believe help to focus our executives on long-term stock price appreciation and sustainability.

•

We have adopted a clawback policy requiring us to recoup incentive compensation paid to our executive officers on the basis of financial results that are subsequently subject to a material restatement. We intend to modify our clawback policy to reflect the requirements of the SEC’s final rule and the NYSE’s listing standards by the applicable deadline.

•

We have adopted a policy prohibiting our employees, including our NEOs, from trading in puts, calls and other derivative securities relating to our common stock. The prohibition includes the purchase of any financial instruments designed to hedge or offset any decease in the market value of our common stock. We also prohibit our employees, including our NEOs, from pledging common stock that they own as collateral to secure personal loans or other obligations.

In addition to the ICP discussed above, we maintain revenue-based sales incentive compensation programs for certain of our non-executive officer employees at select business units or functions. The eligible employees are generally engaged in sales functions and our general philosophy regarding their compensation is to provide a portion of their compensation on a variable basis to create incentives for them to bring in new customers and/or increase sales to existing customers. We designed the programs to limit the risks that participants will seek to increase their payouts through low-quality sales or short-term revenue accompanied by long-term costs or additional risks by capping the amount of compensation participants may earn under the programs and by not giving the individual participants final authority over which sales are accepted. We monitor the programs periodically to determine whether our risk-management objectives are being addressed by these features and intend to modify the programs if necessary to reflect changes to our risk profile.

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DIRECTOR COMPENSATION

The following table sets forth certain information relating to the compensation for our directors for the last fiscal year other than for Mr. Pinkham, who received no additional compensation for his service as director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Jan A. Bertsch	$100,000	$150,042	$991	$251,033
Stephen M. Burt (Chairperson, Audit Committee)	117,500	150,042	991	268,533
Anesa T. Chaibi (Chairperson, Compensation and Human Resources Committee)	111,250	150,042	991	262,283
Theodore D. Crandall	95,000	150,042	891	245,933
Christopher L. Doerr	95,000	150,042	991	246,033
Michael P. Doss(3)	0	0	0	0
Dean A. Foate(4)	45,000	0	991	45,991
Michael F. Hilton	100,000	150,042	991	251,033
Rakesh Sachdev (Chairman)	245,000	150,042	991	396,033
Curtis W. Stoelting (Chairperson, Corporate Governance, Sustainability and Director Affairs Committee)	108,750	150,042	991	259,783
Robin A. Walker-Lee	95,000	150,042	891	245,933
(1)

These amounts reflect the full grant date fair value of all stock awards granted during fiscal 2022, computed in accordance with FASB ASC Topic 718. As of December 31, 2022, none of our non-employee directors held outstanding option awards. As of December 31, 2022, each of our non-employee directors other than Mr. Doss held 1,143 outstanding restricted shares of common stock, and Mr. Doss did not hold any outstanding restricted shares of common stock.

(2)

The amounts shown in this column reflect dividends that were paid on restricted stock.

(3) Mr. Doss joined the Board effective December 22, 2022.
(4) Mr. Foate retired from our Board upon the expiration of his term at the Annual Meeting held on April 26, 2022.

Our compensation policies for directors are designed to attract and retain the most qualified individuals to serve on the Board in the industry in which we operate. The equity portion of director compensation is designed to align directors’ interests with shareholders’ interests. The non-employee directors are currently paid the following fees:

•

Annual retainer fee of $100,000 for each director.

•

Annual retainer fee of $150,000 for the Chairman.

•

Annual retainer fee of $25,000 for the chair of the Audit Committee; $17,500 for the chair of the Compensation and Human Resources Committee; $15,000 for the chair of the Corporate Governance, Sustainability and Director Affairs Committee; and a $5,000 additional fee for service on more than one committee. Directors who served on our Transaction Committee during 2022 did not receive additional compensation for their service.

•

Shares of restricted stock with a fair value of approximately $150,000 on the grant date.

Each individual non-employee director serving on the Board on April 26, 2022, the date of our 2022 annual shareholders meeting, was awarded 1,143 shares of restricted stock with an effective grant date of May 5, 2022.

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REPORT OF THE COMPENSATION AND HUMAN RESOURCES COMMITTEE

The Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with management. Based on the foregoing review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2022.

This report of the Compensation and Human Resources Committee has been presented by the following named directors currently comprising the Committee: Anesa T. Chaibi (Chairperson), Jan A. Bertsch, Michael F. Hilton and Rakesh Sachdev.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of the Compensation and Human Resources Committee of the Board of Directors are Anesa T. Chaibi (Chairperson), Jan A. Bertsch, Michael F. Hilton and Rakesh Sachdev. There are no interlocks among the Committee members and the Company.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board is currently comprised of four directors, each of whom is independent as defined in the NYSE’s listing standards and SEC rules. The Audit Committee operates under a written charter adopted by our Board.

Our Company’s management is responsible for our Company’s internal controls and the financial reporting process, including the system of internal controls. Our Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of our Company’s audited consolidated financial statements with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee this process.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of our Company with management and Deloitte & Touche LLP (“Deloitte”), our Company’s independent registered public accounting firm. The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received from Deloitte the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence. The Audit Committee considered whether Deloitte’s provision of non-audit services is compatible with maintaining Deloitte’s independence.

The Audit Committee discussed with our Company’s internal auditors and independent registered public accounting firm the overall scopes and plans for their respective audits. The Audit Committee meets with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluation of our Company’s internal controls and overall quality of our Company’s financial reporting.

Based on the Audit Committee’s reviews and discussions with management, the internal auditors and the independent registered public accounting firm referred to above, the Audit Committee recommended to our Board that the audited consolidated financial statements be included in our Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

This report of the Audit Committee has been presented by the following named directors currently comprising the Committee: Stephen M. Burt (Chairperson), Jan A. Bertsch, Theodore D. Crandall and Michael F. Hilton.

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PROPOSAL 4

RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023

Deloitte has served as our independent registered public accounting firm since 2002. The Audit Committee has selected Deloitte as our independent registered public accounting firm for fiscal 2023, and this selection is being presented to shareholders for ratification. Our Board recommends to the shareholders the ratification of the selection of Deloitte to audit the financial statements of our Company and our subsidiaries for fiscal 2023. Unless otherwise specified, the proxies solicited hereby will be voted in favor of the ratification of Deloitte as our independent registered public accounting firm for fiscal 2023.

If, prior to the Annual Meeting, Deloitte declines to act or its engagement is otherwise discontinued by the Audit Committee, the Audit Committee will appoint another independent registered public accounting firm whose engagement for any period after the Annual Meeting will be subject to ratification by the shareholders at the Annual Meeting. If the shareholders fail to ratify the appointment of Deloitte, then the Audit Committee will consider it a direction to select another independent registered public accounting firm for fiscal 2023 Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of our Company and our shareholders. Representatives of Deloitte are expected to be present at the Annual Meeting to answer appropriate questions and, if they so desire, to make a statement.

Independent Auditor Fees

During the fiscal years ended December 31, 2022 and January 1, 2022, we retained and paid Deloitte to provide audit and/or other services. The fees paid to Deloitte for the years ended December 31, 2022 and January 1, 2022, were as follows:

Audit Fees

Fees for audit services totaled $7,888,753 in 2022 and $7,604,907 in 2021. Audit fees included fees and expenses associated with the annual audit, assessment of internal control over financial reporting, the reviews of our quarterly reports on Form 10-Q, and statutory audits required internationally.

Audit-Related Fees

Fees for audit-related services totaled $9,814 in 2022 and $9,757 in 2021. Audit-related fees included fees for services in connection with certain statutory filings.

Tax Fees

Fees for tax services totaled $1,485,790 in 2022 and $1,635,084 in 2021. Tax fees included fees for tax return preparation and reviews, tax consultations and tax advice and planning.

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All Other Fees

There were no such fees paid to Deloitte in 2022 or 2021.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm on a case-by-case basis. The Audit Committee approved 100% of the services described under the general categories of Audit-Related Fees, Tax Fees and All Other Fees in 2022. The Audit Committee does not consider the provision of these non-audit services by the independent registered public accounting firm to be incompatible with maintaining auditor independence.

OUR BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

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PROPOSAL 5

APPROVAL OF OUR 2023 OMNIBUS INCENTIVE PLAN

Our Board is asking our shareholders to approve the Regal Rexnord Corporation 2023 Omnibus Incentive Plan (the “2023 Plan”). As we describe in “Compensation Discussion and Analysis” beginning on page 33, performance-based pay elements, including incentive awards, are important components of our overall compensation program. If approved by our shareholders, the 2023 Plan will become effective as of the date of approval. Our key employees, consultants and non-employee directors have an interest in the approval of the 2023 Plan because they are eligible for awards under the 2023 Plan.

All of our equity based awards are currently delivered under the Regal Rexnord Corporation 2018 Equity Incentive Plan (the “2018 Plan”) and certain cash-based incentive awards have been delivered under the Regal Beloit Corporation 2016 Incentive Compensation Plan (together with the 2018 Plan, the “Prior Plans”). Awards currently outstanding under the Prior Plans will remain outstanding under the Prior Plans in accordance with their terms. If our shareholders approve the 2023 Plan, then the 2023 Plan will supersede the Prior Plans, the Prior Plans will terminate, and no new awards will be granted under the Prior Plans.

We believe that awards under the 2023 Plan will support the creation of long-term value and returns for our shareholders. We further believe that the 2023 Plan strikes a proper balance between rewarding performance and limiting shareholder dilution. The purpose of the 2023 Plan is to promote the best interests of our Company and our shareholders by providing our key employees, consultants and non-employee directors with an opportunity to acquire shares of our common stock or receive monetary payments. It is intended that the 2023 Plan will promote continuity of management and increased incentive and personal interest in the welfare of our Company by those key employees who are primarily responsible for shaping and carrying out our long-range plans and securing our continued growth and financial success. In addition, by encouraging stock ownership by the members of our Board, we seek to attract and retain on our Board persons of exceptional competence and to provide a further incentive to serve as a director.

Summary of Material Terms

The material terms of the 2023 Plan are summarized below. This summary, however, is not a complete description of the 2023 Plan, and it is qualified in its entirety by reference to the complete text of the 2023 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Key Terms
Participation:	• Eligible officers or other employees • Consultants • Directors • Approximately 420 employees, 0 consultants and 10 non-employee Directors currently are eligible to participate in the 2023 Plan
Shares authorized:	5,578,000 shares
Full-value awards:

Shares authorized will be depleted by two shares for each share subject to a full-value award such as restricted stock, restricted stock units, performance shares, performance share units and deferred stock rights

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Key Terms
No liberal share counting:

Shares tendered or withheld in payment of the exercise price of a stock option or as a result of the net settlement of an outstanding stock appreciation right; shares withheld to satisfy federal, state or local tax withholding obligations; and shares purchased by us using proceeds from stock option exercises do not replenish the 2023 Plan’s share reserve

Award types:
•

Stock options

•

Stock appreciation rights

•

Performance shares

•

Performance share units

•

Restricted stock

•

Restricted stock units

•

Deferred stock rights

•

Dividend equivalent units

•

Cash incentive awards

Director award limitations:	• Aggregate value of awards granted to non-employee directors, taken together with any cash paid to such non-employee directors, shall not exceed $600,000 in a fiscal year
Key prohibitions:	• No backdating of options or stock appreciation rights • No repricing of options or stock appreciation rights • No discounted options or stock appreciation rights
Amendments:	Material amendments require shareholder approval
Administration:
•

By the Compensation and Human Resources Committee (the “Committee”) with respect to participants who are employees and consultants

•

By the non-employee directors (or a committee of such directors) with respect to participants who are directors

Change of Control:
•

“Double trigger” is required for accelerated vesting of equity awards in a change of control in which the awards are assumed or replaced, meaning that, in addition to the change of control occurring, the employee’s employment must be terminated by us without cause or by the employee with good reason (if the employee has an agreement providing for good reason termination) for his or her unvested equity to become vested on an accelerated basis

Effect of Proposal on the Existing Equity Compensation Plan

The 2018 Plan, under which we may grant equity awards to employees, had 293,892 shares of common stock available for future equity grants as of February 25, 2023. If our shareholders approve the 2023 Plan, then the 2018 Plan will terminate on the date of approval, no new awards will be granted under the 2018 Plan, and the authority to issue the remaining shares of common stock available under the 2018 Plan will terminate. None of the remaining shares will be rolled into the 2023 Plan to be used for grants made under the 2023 Plan; accordingly, if our shareholders approve the 2023 Plan, such remaining shares will no longer be available. If any further shares are granted as awards under the 2018 Plan after February 25, 2023, then we will reduce the number of shares reserved under the 2023 Plan by a corresponding number of shares. No further shares will be granted as awards under the 2018 Plan after April 25, 2023 unless the 2023 Plan is not approved. All awards that we granted under the 2018 Plan that are outstanding as of the date of the approval of the 2023 Plan will remain outstanding and will continue to be governed by the 2018 Plan. As of February 25, 2023, there were 234,437 shares of common stock subject to outstanding options or stock appreciation rights; 152,240 shares of restricted stock or restricted stock units that had not vested; and 97,243 shares subject to performance share units that had not been earned under the 2018 Plan. The options and stock appreciation rights had a weighted average exercise or grant price of $115.61 and a weighted average term of 7.75 years for outstanding options or stock appreciation rights; 1.53 years for shares of restricted stock; and 2.15 years for performance share units. There were no unvested shares issued in lieu of cash compensation or other awards that will be settled solely in cash.

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Effect on Existing Equity Compensation Plan if the 2023 Plan is Not Approved

If the 2023 Plan is not approved, then the 2018 Plan will remain in effect in accordance with its terms. However, there will be insufficient shares available under the 2018 Plan to make annual or retention awards to employees and non-employee directors or to provide grants to new hires in the coming years. In this event, the Committee would be required to revise its compensation philosophy and devise other programs to attract, retain and compensate its management employees and non-employee directors.

Authorized Shares, Outstanding Shares, Stock Price, Dilution and Burn Rate

Our articles of incorporation, as amended, authorize the issuance of 150,000,000 shares of common stock. There were 66,251,716 shares of our common stock issued and outstanding as of February 25, 2023, and the market value of a share of our common stock as of that date was $154.57.

In order to determine the number of shares of common stock to be authorized under the 2023 Plan, the Committee and its independent compensation consultant, Meridian Compensation Partners (“Meridian”), considered our need for shares, based on the current and expected future equity grant mix and the potential dilution that awarding the requested shares may cause to existing shareholders. Meridian examined, and the Committee considered, a number of factors, including our burn rate and an overhang analysis.

The Committee recommended to our Board that 5,578,000 shares be authorized under the 2023 Plan, plus any shares subject to outstanding awards under the 2018 Plan that would be replenished to that plan’s share reserve, such as upon forfeiture of the award. As described above, if the 2023 Plan is approved, no further grants will be made under the 2018 Plan, so any shares reserved under the 2018 Plan that are not subject to outstanding awards at the time the 2023 Plan is approved would no longer be available for future awards under the 2018 Plan. The Board is seeking shareholder approval for the 2023 Plan and the pool of shares available under the 2023 Plan, which it expects is sufficient for approximately 5 years of awards based upon the historic rates of awards by the Committee under the 2018 Plan. Note that this estimate does not take into account the impact on our future rates of awards as a result of the Altra transaction. We anticipate that our share reserve will deplete faster than anticipated if the Altra transaction closes.

As specified in the 2023 Plan, each full value award depletes the pool of shares available under the 2023 Plan at the rate of two shares for each share subject to the full value award. For this purpose, a full value award includes restricted stock, restricted stock units, performance shares, performance share units, deferred stock rights and any other similar award payable in shares under which the value of the award is measured as the full value of a share, rather than the increase in the value of a share. As such, if only full value awards were granted, a total of approximately 2,789,000 million shares could be awarded under the 2023 Plan (assuming none of the awards outstanding under the 2018 Plan were forfeited).

The Committee and our Board considered the burn rate with respect to our equity awards relative to market levels. The burn rate represents the total equity awards granted by us in a fiscal year divided by the weighted-average total shares of our common stock outstanding for the year. In fiscal years 2020, 2021 and 2022, we made equity awards representing a total 293,149 shares, 231,540 shares and 281,972 shares, respectively, which resulted in a three-year average burn rate of less than 0.793%. The Committee and our Board were satisfied that our burn rate over the past three years was an acceptable level and below limits established by ISS.

Because this proposal to approve the 2023 Plan does not contemplate the amount or timing of specific equity awards in the future, other than as described under “New Plan Benefits” below, it is not possible to calculate with certainty the number of years of awards that will be available and the amount of subsequent dilution that may ultimately result from such awards. However, the current rationale and practices of the Committee with respect to equity awards and other incentives is set forth in “Compensation Discussion and Analysis.”

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Summary Description of 2023 Plan

Administration

The 2023 Plan will be administered by the Committee with respect to eligible employee and consultant participants and by the non-employee directors of our Board (or a committee of non-employee directors appointed by our Board) with respect to director participants (we refer to such committee or Board, as the case may be, as the “administrator”). The administrator will have the authority to determine the provisions of an award agreement; interpret the provisions of the 2023 Plan and any award agreement; prescribe, amend and rescind rules and regulations relating to the 2023 Plan; correct any defect, supply any omission or reconcile any inconsistency in the 2023 Plan, any award or agreement covering an award in the manner and to the extent it deems desirable to carry the 2023 Plan or such award into effect; and make all other determinations necessary or advisable for the administration of the 2023 Plan.

Notwithstanding anything else in the 2023 Plan to the contrary, the administrator will have the discretion to grant an award with any vesting condition, any restriction period or any performance period to any newly hired or promoted participant. The administrator may also shorten the vesting period of an award in connection with a participant’s death, disability, retirement or termination by our company without cause or a change of control.

To the extent applicable law permits, the Board may delegate some or all of its authority under the 2023 Plan to a committee of the Board or to one or more officers of our company, and the Committee may delegate some or all of its authority under the 2023 Plan to a sub-committee or one or more of our officers. Delegation is not permitted, however, with respect to stock-based awards made to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless the delegation is to a committee of the Board that consists only of outside directors.

Eligibility

The administrator may designate any of the following as a participant under the 2023 Plan to the extent consistent with its authority: any officer or other key employee of our company or our affiliates who is responsible for or is in a position to contribute to the management, growth or profitability of our business or the business of an affiliate, any consultant who provides services to us or our affiliates other than as an employee or director, and any of our directors, including non-employee directors. As of February 25, 2023, we had 10 non-employee directors, 0 consultants and approximately 420 employees eligible to participate in the 2023 Plan.

Types of Awards

Awards under the 2023 Plan may consist of stock options, stock appreciation rights, performance shares, performance share units, restricted stock, restricted stock units, deferred stock rights, dividend equivalent units, cash incentive awards or other types of awards permitted under the 2023 Plan. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other award (or any other award granted under another plan of ours or of any of our affiliates).

Shares Reserved under the 2023 Plan

The 2023 Plan provides that 5,578,000 shares of common stock are reserved for issuance under the plan. The 2023 Plan's separate limit on the number of shares that may be issued upon the exercise of incentive stock options for purposes of compliance with the tax rules that apply to incentive stock options is also 5,578,000 shares.

With respect to awards that are settleable in common stock (or that may be settled in either cash or common stock), the number of shares of common stock reserved under the 2023 Plan will be depleted, at the time the award is granted, by the maximum number of shares with respect to which the award is granted, although the aggregate number of shares reserved will be depleted by two shares for each share subject to a full-value award. For this purpose, a full-value award includes restricted stock, restricted stock units, performance shares, performance share units, deferred stock rights and any other similar award under which the value of the award is measured as the full value of a share of common stock, rather than the increase in the value of a share.

The following shares will be recredited to the 2023 Plan’s share reserve in the same number as they depleted the reserve: (i) shares that will not be issued under an award (whether due currently or on a deferred basis) due to its lapse, expiration, termination, cancellation or any other circumstance, (ii) shares forfeited under an award or (iii) shares issued under any award that we subsequently reacquire pursuant to rights reserved upon the issuance of the shares that are recredited to the reserve may again be used for new awards. However, shares recredited to the reserve pursuant to clause (iii) cannot be issued pursuant to incentive stock options, and in no event will the following shares be recredited to the 2023 Plan’s reserve: shares tendered or withheld in payment of the exercise price of a stock option or as a result of the net settlement of an outstanding stock appreciation right; shares withheld to satisfy federal, state or local tax withholding obligations; and shares purchased by us using proceeds from stock option exercises.

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If, after the termination of the 2018 Plan, any shares subject to awards granted under the 2018 Plan would again become available for new grants under the terms of such plans if such plans were still in effect (taking into account such plan’s provisions concerning termination or expiration, if any), then those shares will be available for the purpose of granting awards under the 2023 Plan, thereby increasing the number of shares available for issuance under the 2023 Plan.

Options and Stock Appreciation Rights

Options

The administrator will have the authority to grant stock options and to determine all terms and conditions of each stock option. Stock options will be granted to participants at such time as the administrator may determine. The administrator will also determine whether an option is to be an incentive stock option or non-qualified stock option, the number of options granted and the date of grant, which may not be prior to the date of the administrator’s approval of the grant. The administrator will fix the option price per share of common stock, which may not be less than the fair market value of the common stock on the date of grant. Fair market value is defined as the last sales price of a share of our common stock on the date in question, or if no sales of our common stock occur on such date, on the last preceding date on which there was such a sale.

The administrator will determine terms and conditions of exercise, as well as the expiration date of each option, but the expiration date will not be later than 10 years after the grant date; provided, however that any incentive stock option granted to an eligible employee who owns more than ten percent of the total combined voting power of all classes of stock then issued by our company or a subsidiary must terminate no later than 5 years after the grant date. If the aggregate fair market value of the shares subject to the portion that becomes exercisable during a calendar year exceeds $100,000, then the option will be treated as a nonqualified stock option to the extent the $100,000 limitation is exceeded.

Each incentive stock option that the administrator grants to a 10% shareholder must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant and must terminate no later than five years after the date of grant.

Stock Appreciation Rights

The administrator will have the authority to grant stock appreciation rights. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The 2023 Plan provides that the administrator will determine all terms and conditions of each stock appreciation right, including: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; the number of shares of common stock to which the stock appreciation right relates; the date of grant, which will not be prior to the date of the administrator’s approval of the grant; a grant price that will not be less than the fair market value of the common stock subject to the stock appreciation right on the date of grant; the terms and conditions of exercise or maturity; a term that must be no later than 10 years after the date of grant; and whether the stock appreciation right will settle in cash, shares of common stock or a combination of the two.

Repricing and Backdating Prohibited

Neither the administrator nor any other person may decrease the exercise or grant price for any outstanding stock option or stock appreciation right after the date of grant, cancel an outstanding option or stock appreciation right in exchange for cash or other awards (other than cash or other awards with a value equal to the excess of the fair market value of the shares subject to such option or stock appreciation right at the time of cancellation over the exercise or grant price for such shares) or allow a participant to surrender an outstanding stock option or stock appreciation right to us as consideration for the grant of a new stock option or stock appreciation right with a lower exercise price.

The administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the administrator takes action to approve such award.

Performance and Stock Awards

The administrator will have the authority to grant awards of restricted stock, restricted stock units, deferred stock rights, performance shares or performance share units. Restricted stock means shares of common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment in cash or shares equal to the fair market value of one share of common stock. Deferred stock right means the right to receive shares of common stock or shares of restricted stock at some future time. Performance shares means the right to receive shares of common stock, including restricted stock, to the extent performance goals (and other requirements) are achieved. Performance share unit means the right to receive a payment in cash in relation to a unit that has a value equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved (or other requirements are met).

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The administrator will determine all terms and conditions of the awards, including: the number of shares of common stock and/or units to which such award relates; whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; the performance period for stock performance awards; and, with respect to restricted stock units and performance share units, whether the awards will settle in cash, in shares of common stock, or in a combination of the two.

For purposes of the 2023 Plan, performance goals mean any objective or subjective goals the administrator establishes. The performance goals may include any of the following, singly or in combination: total shareholder return; revenue; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit (before or after tax); bad debt reserves; warranty reserves; capital; capital charge; cost of capital; cost of goods sold; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; operating profit; net sales; earnings before interest and taxes (“EBIT”); EBIT profit; earnings before interest, taxes, depreciation and amortization; fair market value of our common stock (with or without dividend payments); basic earnings per share; diluted earnings per share; return on shareholder equity; accounts receivable (average, calculated by taking the average of accounts receivable at the end of each month, or otherwise); inventories (average, calculated by taking the average of inventories at the end of each month, or otherwise); assets; liabilities; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; working capital; trade working capital; trade working capital as a percentage of sales; effective tax rate; and/or any other goals the administrator may establish.

During the time restricted stock is subject to a restriction period, the participant will have all of the rights of a shareholder, including the right to vote the shares of restricted stock and, unless the administrator otherwise provides, the right to receive dividends paid on the shares of restricted stock.

Unless the administrator determines otherwise, during the time restricted stock is subject to the period of restriction, to the extent not prohibited by law, the participant shall be deemed to have appointed the company’s chief executive officer and corporate secretary as proxies, authorizing them to represent and to vote the participant’s restricted stock in accordance with our Board’s recommendations on all matters that are submitted to a shareholder vote.

At such time as all restrictions applicable to an award of restricted stock, deferred stock rights or restricted stock units are met and the restriction period expires, ownership of the stock subject to such restrictions shall be transferred to the participant free of all restrictions except those that may be imposed by applicable law; provided that if restricted stock units are paid in cash, the payment shall be made to the participant after all applicable restrictions lapse and the restriction period expires.

Dividends and Dividend Equivalent Units

In no event may dividends or dividend equivalent units be awarded with respect to stock options, stock appreciation rights or any other award that is not a full-value award. Notwithstanding anything to the contrary in this Plan, and for the avoidance of doubt, the 2023 Plan expressly prohibits the payment of dividends or dividend equivalent units on unvested awards for all equity award types.

Restricted share awards will automatically be credited with dividends. If cash dividends are paid while shares of restricted stock are unvested, then such dividends will either, at the discretion of the administrator, be (1) automatically reinvested as additional shares of restricted stock that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of restricted stock, or (ii) paid in cash at the same time and the same extent that the restricted stock vest. For clarity, in no event will dividends be distributed to a participant unless, until and to the same extent as the underlying shares of restricted stock vest.

The administrator may grant dividend equivalent units only in tandem with full-value awards, other than restricted stock. Dividend equivalent units will either, at the discretion of the administrator, be (1) accumulated and paid, in cash or shares in the administrator’s discretion, at the same time and to the same extent that the tandem award vests or is earned or (2) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem award. For clarity, in no event will a participant receive payment with respect to a dividend equivalent unit unless, until and to the same extent as the tandem award vests and is paid.

Cash Incentive Awards

The administrator will determine all terms and conditions of cash incentive awards, including but not limited to the performance goals, performance period, the potential amount payable, and the timing of payment.

Other Awards

The administrator will have the authority to grant other types of awards, which may be denominated or payable

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in, valued in whole or in part by reference to, or otherwise based on, shares of common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of common stock or cash. Such awards may include shares of unrestricted common stock, which may be awarded, without limitation, as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, upon the attainment of performance goals or otherwise, or rights to acquire shares of our common stock from us. The administrator will determine all terms and conditions of the award, including the time or times at which such award will be made and the number of shares of common stock to be granted pursuant to such award or to which such award will relate. Any award that provides for purchase rights must be priced at 100% of the fair market value of our common stock on the date the award is granted.

Minimum Vesting and Discretion to Accelerate

All awards granted under the 2023 Plan shall have a minimum vesting period of one year from the date of grant, provided that awards with respect to up to 5% of the total number of shares of common stock reserved under the 2023 Plan shall not be subject to such minimum vesting period and awards may provide for vesting prior to the first anniversary in the event of a termination due to death or disability, upon a change of control (as explained below) or if the award is being issued as a substitute for another award. For purposes of awards granted to non-employee directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.

The administrator will have the discretion to accelerate or shorten the vesting period of an award, in connection with a participant’s death, disability, retirement or termination by us without cause or on a change of control.

Director Award Limit

In no event will the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all awards granted to a non-employee director in a fiscal year, taken together with any cash fees paid during a calendar year to the non-employee director, exceed $600,000.

Effect of Termination on Awards

The administrator will include in award agreements the effect of termination of service on the awards. However, if we terminate a participant’s employment with our company and our affiliates or service as a director for cause as defined in the 2023 Plan, then all awards and grants of every type, whether or not vested, will terminate no later than the participant’s last day of employment. The Committee will have the discretion to the applicability of such termination in whole or in part and to determine whether the event or conduct at issue constitutes cause.

Transferability

No award (other than unrestricted shares), and no right under any such award, will be assignable, alienable, saleable or transferable by a participant other than by will or by the laws of descent and distribution. However, at the discretion of the administrator, a participant may be entitled, in the manner established by the administrator, to designate a beneficiary to exercise his or her rights, and to receive any property distributable, with respect to any award upon the death of the participant. No award (other than unrestricted shares), and no right under any such award, may be pledged, attached or otherwise encumbered, and any purported pledge, attachment or encumbrance thereof shall be void and unenforceable against us or any affiliate.

Term

Unless earlier terminated by our Board or the Committee, the 2023 Plan will terminate on the earlier of the date all common stock reserved for issuance under the 2023 Plan has been issued or the tenth anniversary of the 2023 Plan’s effective date.

Termination and Amendment

The Board or the Committee may amend, alter, suspend, discontinue or terminate the 2023 Plan at any time, except:

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the Board must approve any amendment to the 2023 Plan if we determine such approval is required by action of the Board, applicable corporate law or any other applicable law;

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shareholders must approve any amendment to the 2023 Plan if we determine that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which our common stock is then traded or any other applicable law; and

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shareholders must approve any amendment to the 2023 Plan that materially increases the number of shares of common stock reserved under the 2023 Plan or the incentive stock option award limits set forth in the 2023 Plan, that expands the group of individuals that may become participants under the 2023 Plan, that diminishes the shareholder protections under the provisions on repricing or backdating stock options and stock appreciation rights.

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The administrator may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person that may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The administrator does not need to obtain participant or other interested party consent, however, for the modification, amendment or cancellation of an award pursuant to the performance goal provisions or the adjustment provisions of the 2023 Plan or the modification of an award to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which our common stock is then traded; to the extent the administrator deems necessary preserve favorable accounting or tax treatment of any award for us; or to the extent the administrator determines that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person with an interest in the award.

Cancellation and Recoupment

Notwithstanding anything to the contrary in any award agreement, the administrator will have the authority to terminate or cause the participant to forfeit an award, and require the participant to disgorge to the company any gains attributable to the award, if (1) while the participant is employed by or in service with the company or any affiliate, the participant competes with us or an affiliate, participates in any enterprise that competes with us or an affiliate or uses or discloses, other than as expressly authorized by us, any confidential business information or trade secrets that the participant obtains during the course of his or her employment or service with us or any affiliate; or (2) after the participant is no longer employed by or in service with us or any affiliate, the participant is determined by the administrator in its reasonable discretion (a) to be in breach of any confidentiality, noncompetition, nonsolicitation or similar agreement between the participant, on the one hand, and us or any affiliate, on the other hand (the participant’s “Restrictive Agreement”), or (b) while any award agreement is in effect, to have engaged in conduct that would have constituted a breach of the participant’s Restrictive Agreement if such Restrictive Agreement were then in effect.

Any awards granted under the 2023 Plan, and any stock issued or cash paid pursuant to an award, will be subject to any recoupment, clawback, equity holding, stock ownership or similar policies adopted by us from time to time (to the extent contemplated by such policies) and any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to us from time to time (to the extent contemplated by such requirements).

Unless the award agreement specifies otherwise, the administrator may cancel any award at any time if the participant is not in compliance with all applicable provisions of the award agreement and the 2023 Plan.

Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the administrator may approve such supplements to, or amendments, restatements or alternative versions of, the 2023 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the administrator approves for purposes of using the 2023 Plan in a foreign country will not affect the terms of the 2023 Plan for any other country.

In addition, if an award is held by a participant who is employed or residing in a foreign country and the amount payable or shares of common stock issuable under such award would be taxable to the participant under Code Section 457A in the year such award is no longer subject to a substantial risk of forfeiture, then the amount payable or shares of common stock issuable under such award shall be paid or issued to the participant as soon as practicable after such substantial risk of forfeiture lapses (or, for awards that are not considered nonqualified deferred compensation subject to Code Section 409A, no later than the end of the short-term deferral period permitted by Code Section 457A) notwithstanding anything in the 2023 Plan or the award agreement to contrary.

Adjustments

If:

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we are involved in a merger or other transaction in which our common stock is changed or exchanged;

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we subdivide or combine our common stock or we declare a dividend payable in our common stock, other securities or other property;

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we effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of common stock at the time the dividend is declared, or we effect any other dividend or other distribution on our common stock in the form of cash, or a repurchase of shares of common stock, that the Board determines is special or extraordinary in nature or that is in connection with a transaction that we

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characterize publicly as a recapitalization or reorganization involving our common stock; or

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any other event occurs, which, in the judgment of the Board or administrator necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the 2023 Plan, then the administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the 2023 Plan and subject to certain provisions of the Code, adjust the number and type of shares of common stock subject to the 2023 Plan and which may, after the event, be made the subject of awards; the number and type of shares of common stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and performance goals of an award.

In any such case, the administrator may also (or in lieu of the foregoing) provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award. The administrator may, in connection with any merger, consolidation, acquisition of property or stock or reorganization, and without affecting the number of shares of common stock otherwise reserved or available under the 2023 Plan, authorize the issuance or assumption of awards upon terms it deems appropriate.

Change of Control

In the event of a change of control of our company:

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If the purchaser, successor or surviving entity (or parent thereof) (the “Survivor”) so agrees, some or all outstanding awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the Survivor. If applicable, each award which is assumed or replaced by the Survivor will be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities which would have been issuable to the participant upon the consummation of such change of control had the award been exercised, vested or earned immediately prior to such change of control, and other appropriate adjustments in the terms and conditions of the award shall be made.

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Each such assumed or replacement award will provide that if the participant’s employment is terminated without cause by the Survivor or an affiliate, or by the participant for good reason, in either case within 24 months following the change of control, then effective on the date of such termination: All of the participant’s outstanding options or stock appreciation rights shall become exercisable in full, all time-based vesting requirements of any of the participant’s outstanding awards shall be deemed satisfied in full, and all performance-based vesting requirements of any of the participant’s outstanding awards for which the performance period has not yet ended shall be deemed satisfied at the maximum level for such award. However, if a participant has in effect an employment, retention, change of control, severance, award or similar agreement with our company or any of our affiliates, that provides for more favorable treatment of an award upon the participant’s termination of employment, then the provisions of such agreement will apply.

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To the extent the Survivor does not assume the awards or issue replacement awards as provided above, then immediately prior to the date of the change of control:

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each stock option or stock appreciation right that is then held by a participant who is employed by or in the service of us or one of our affiliates will become fully vested, and, unless otherwise determined by the Board or the Committee, all stock options and stock appreciation rights will be cancelled in exchange for a cash payment equal to the excess of the change of control price (as determined by the administrator) of the shares of common stock covered by the stock option or stock appreciation right over the purchase or grant price of such shares of common stock under the award;

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shares of restricted stock, restricted stock units and deferred stock rights (that are not performance awards) that are not vested will vest in full;

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all stock performance awards and cash incentive awards that are earned but not yet paid will be paid, and all stock performance awards and cash incentive awards for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the amount earned based on the level of achievement of the performance goals at the time of the change of control, but prorated based on the portion of the performance period that has lapsed as of the date of the change of control;

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all dividends credited with respect to restricted stock, and all dividend equivalent units credited with respect to any other full-value award that are not vested will vest (to the same extent as the award to which such dividends or dividend equivalent units relate vests) and be paid; and

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all other awards that are not vested will vest in full and, if an amount is payable under such vested award, then such amount will be paid in cash based on the value of the award.

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To the extent the Survivor does not assume the awards or issue replacement awards as provided above, if the value of an award is based on the fair market value of the common stock, fair market value will be deemed to

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mean the per share change of control price paid in a change of control transaction as determined by the administrator.

Certain Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the 2023 Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2023 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the 2023 Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the 2023 Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the 2023 Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time.

We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the

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date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the 2023 Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Share Units

The grant of a performance share unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash received, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Dividends and Dividend Equivalent Units

A participant who is paid a dividend or dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Cash Incentive Awards

A participant who receives a payment under a cash incentive award will recognize ordinary income equal to the value of cash received, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Section 162(m) Limit on Deductibility of Compensation

Section 162(m) of the internal Revenue Code generally limits the deduction we can take for compensation we pay to any “covered employee” to $1,000,000 per year per individual.

Code Section 409A

We do not guarantee to any participant or any other person with an interest in an award that (1) any award intended to be exempt from Code Section 409A shall be so exempt, (2) any award intended to comply with Code Section 409A or Code Section 422 shall so comply, (3) any award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will our company or any of our affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

New Plan Benefits

We cannot currently determine the awards that may be granted under the 2023 Plan in the future to the executive officers, non-employee directors or other persons. The administrator will make such determinations from time to time.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about our equity compensation plans as of December 31, 2022:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	808,140	$92.94	2,273,618
Equity compensation plans not approved by security holders	0	—	0
Total	808,140		2,273,618
(1)

Represents options to purchase our common stock and stock-settled appreciation rights granted under our 2013 Plan and our 2018 Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE 2023 PLAN.

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OTHER MATTERS

Delinquent Section 16(a) Reports

During the fiscal year ended December 31, 2022, Form 4s were filed late for each of the Company’s officers to reflect additional restricted stock units credited in each of July and October to the officers (who were then in office) under the dividend equivalent reinvestment provisions of their outstanding restricted stock unit awards as a result of the Company’s quarterly dividend payments. The Form 4s were filed in November after discovery of the missed filings.

Delivery of Proxy Materials to Households

As described in the Notice of Internet Availability of Proxy Materials that you received, the Notice of Annual Meeting of Shareholders, this proxy statement and our 2022 Annual Report to Shareholders are available online at www.proxyvote.com.

Pursuant to the rules of the SEC, services that deliver our communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of our Notice of Internet Availability of Proxy Materials, 2022 Annual Report to Shareholders and this proxy statement. Upon oral or written request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials, 2022 Annual Report to Shareholders and this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders sharing an address may also request delivery of a single copy of the 2022 Annual Report to Shareholders or proxy statement if they are currently receiving multiple copies of such documents. Shareholders may notify our Company of their requests by calling or writing to Thomas E. Valentyn, Vice President, General Counsel and Secretary, Regal Rexnord Corporation, 200 State Street, Beloit, Wisconsin 53511, telephone number: (608) 364-8800.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of the Company and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of the Company or any of its respective directors, executive officers or advisors provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur.

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SHAREHOLDER PROPOSALS

Proposals of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) that are intended to be presented at the 2024 annual meeting of shareholders must be received by us no later than November 17, 2023, to be included in our proxy materials for that meeting.

Our Company’s bylaws have featured proxy access since 2017. To be considered timely, a shareholder must give written notice, complying with the bylaws, to the Secretary of our Company not less than 120 days and not more than 150 days prior to the first anniversary of the date on which we first made available our proxy materials for the Annual Meeting. Under the bylaws, we must receive notice of a shareholder’s director nomination for the 2024 annual meeting of shareholders pursuant to the proxy access bylaw provision no sooner than October 18, 2023, and no later than November 17, 2023. If the notice is received outside that time frame, then we are not required to include the nominees in our proxy materials for the 2024 annual meeting of shareholders.

Further, a shareholder who otherwise intends to present business at the 2024 annual meeting of shareholders otherwise than pursuant to Rule 14a-8 or via the proxy access procedures (i.e., a proposal a shareholder intends to present at the 2024 annual meeting of shareholders, but does not intend to have included in our proxy materials) must comply with the requirements set forth in our Company’s bylaws. Among other things, to bring business before the 2024 annual meeting of shareholders, a shareholder must give written notice thereof, complying with the bylaws, to the Secretary of our Company not less than 45 days and not more than 70 days prior to the first anniversary of the date that this proxy statement was first mailed to shareholders. This proxy statement was first mailed to shareholders on March 16, 2023. Under the bylaws, if we do not receive notice of a shareholder proposal submitted (otherwise than pursuant to Rule 14a-8) between January 6, 2024 and January 31, 2024, then the notice will be considered untimely, and we will not be required to present such proposal at the 2024 annual meeting of shareholders. If our Board nonetheless chooses to present such proposal at the 2024 annual meeting of shareholders, then the persons named in proxies solicited by our Board for the 2024 annual meeting of shareholders may exercise discretionary voting power with respect to such proposal.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than February 25, 2024.

By Order of the Board of Directors

REGAL REXNORD CORPORATION

Thomas E. Valentyn
Vice President, General Counsel and Secretary

We will furnish to any shareholder, without charge, a copy of our Annual Report on Form 10-K for 2022. You may obtain a copy of the Form 10-K by writing to Thomas E. Valentyn, Vice President, General Counsel and Secretary, Regal Rexnord Corporation, 200 State Street, Beloit, Wisconsin 53511 or on our Company’s website at www.regalrexnord.com.

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EXHIBIT A: OMNIBUS INCENTIVE PLAN

Effective April 25, 2023

1.

Purpose and Effective Date.

(a)

Purpose. The purpose of the Regal Rexnord Corporation 2023 Omnibus Incentive Plan is to promote the best interests of Regal Rexnord Corporation (together with any successor thereto, the “Company”) and its shareholders by providing key employees and consultants of the Company and its Affiliates (as defined below) and members of the Company’s Board of Directors who are not employees of the Company or its Affiliates with an opportunity to acquire shares of the Company’s common stock or receive monetary payments. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company’s continued growth and financial success. In addition, by encouraging stock ownership by directors who are not employees of the Company or its Affiliates, the Company seeks to attract and retain on its Board of Directors persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

(b)

Term of Plan. This Plan will become effective, and Awards may be granted under this Plan, on and after April 25, 2023 (the “Effective Date”) contingent on the Plan being approved by the Company’s shareholders at the annual shareholders meeting on such date. This Plan will terminate as provided in Section 16.

(c)

Prior Plans. If the Company’s shareholders approve this Plan, then the Regal Rexnord Corporation 2018 Equity Incentive Plan and the Regal Beloit Corporation 2016 Incentive Compensation Plan (collectively, the “Prior Plans”) will terminate, and no new awards will be granted under the Prior Plans, as of the Effective Date; provided that awards previously granted under, or subject to, the Prior Plans and still outstanding as of the Effective Date will continue to be subject to all terms and conditions of the applicable Prior Plan and such awards shall continue in force and effect until fully distributed or terminated pursuant to their terms.

2.

Definitions. Capitalized terms used in this Plan have the meanings given below. Additional defined terms are set forth in other sections of this Plan.

(a)

“10% Shareholder” means an Eligible Employee who, as of the date an ISO is granted to such individual, owns more than ten percent (10%) of the total combined voting power of all classes of Stock then issued by the Company or a Subsidiary corporation.

(b)

“Administrator” means (i) the Committee with respect to Participants who are Eligible Employees and Consultants and (ii) the Non-Employee Directors of the Board (or a committee of Non-Employee Directors appointed by the Board) with respect to Participants who are Directors.

(c)

“Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 50 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(d)

“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Share Units, Restricted Stock, Restricted Stock Units, Deferred Stock Rights, Dividend Equivalent Units, Cash Incentive Awards, or any other type of award permitted under the Plan.

(e)

A Person shall be deemed to be the “Beneficial Owner” of any securities:

(i)

that such Person or any of such Person’s Affiliates or associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or associates until such tendered securities are accepted for purchase;

(ii)

that such Person or any of such Person’s Affiliates or associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 promulgated by the

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Commission under the Exchange Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (B) is not also then reportable on a Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii)

that are beneficially owned, directly or indirectly, by any other Person with which such person or any of such Person’s Affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.

(f)

“Board” means the Board of Directors of the Company.

(g)

“Cash Incentive Award” means the right to receive a cash payment to the extent one or more Performance Goals are achieved (or other requirements are met).

(h)

“Cause” shall have the meaning set forth in the Award agreement.

(i)

“Change of Control” shall have the meaning given in the Award agreement, or if none, shall mean the occurrence of an event described in any one of the following paragraphs:

(i)

any Person, other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing 20% or more of either the then outstanding Shares or the combined voting power of the Company’s then outstanding voting securities; or

(ii)

the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who on the Effective Date constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were Directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved (collectively the “Continuing Directors”); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation or share exchange; and provided further that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change in Control of the Company, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change in Control of the Company occurred; or

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(iii)

the consummation of a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company), other than (A) a merger, consolidation or share exchange that would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing 20% or more of either the then outstanding Shares or the combined voting power of the Company’s then outstanding voting securities; or

(iv)

the shareholders of the Company approve of a plan of complete liquidation or dissolution of the Company or there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, (1) no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Stock immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions and (2) with respect to an Award that is or may be considered deferred compensation subject to Code Section 409A, the definition of “Change of Control” herein shall be amended and interpreted in a manner that allows the definition to satisfy the requirements of a change of control under Code Section 409A solely for purposes of complying with the requirements of Code Section 409A.

(j)

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(k)

“Commission” means the United States Securities and Exchange Commission or any successor agency.

(l)

“Committee” means the Compensation and Human Resources Committee of the Board (or a successor committee with the same or similar authority), or such other committee of the Board designated by the Board to administer the Plan and composed of no fewer than two directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3; provided that if no such committee shall be in existence at any time, the functions of the Committee shall be carried out by the Board.

(m)

“Company” means Regal Rexnord Corporation, a Wisconsin corporation, or any successor thereto.

(n)

“Consultant” means a person or entity rendering services to the Company or an Affiliate other than as an employee of any such entity or a Director.

(o)

“Deferred Stock Right” means the right to receive Stock or Restricted Stock at some future time.

(p)

“Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an employee of the Company or an Affiliate.

(q)

“Disability” shall have the meaning set forth in the Award agreement.

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(r)

“Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other distributions paid with respect to a Share.

(s)

“Eligible Employee” means any officer or other key employee of the Company or of any Affiliate who is responsible for or is in a position to contribute to the management, growth or profitability of the business of the Company or any Affiliate as determined by the Committee.

(t)

“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(u)

“Fair Market Value” means, per Share on a particular date: (i) the closing price on such date on the New York Stock Exchange or, if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such market; (ii) if the Shares are not listed on the New York Stock Exchange, but are traded on another national securities exchange or in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the last bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that exchange or market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator. The Administrator also shall establish the Fair Market Value of any other property. If an actual sale of a Share occurs on the market, then the Company may consider the sale price to be the Fair Market Value of such Share.

(v)

“Full-Value Award” means Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Deferred Stock Rights and any other Award under which the value of the Award is measured as the full value of a Share, rather than the increase in the value of a Share.

(w)

“Good Reason” shall have the meaning set forth in the Award agreement.

(x)

“Incentive Stock Option” or “ISO” mean an Option that meets the requirements of Code Section 422.

(y)

“Option” means the right to purchase Shares at a stated price for a specified period of time.

(z)

“Participant” means an individual selected by the Administrator to receive an Award.

(aa)

“Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. The Performance Goals may relate to (i) the Company on a consolidated basis, (ii) any one or more Affiliates or divisions of the Company, (iii) any other business unit or units of the Company or an Affiliate as defined by the Administrator, and/or (iv) the Participant’s individual performance. The Performance Goals may include any of the following, singly or in combination: total shareholder return (TSR); revenue; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit (before or after tax); bad debt reserves; warranty reserves; capital; capital charge; cost of capital; cost of goods sold; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; operating profit; net sales; earnings before interest and taxes (“EBIT”); EBIT profit; earnings before interest, taxes, depreciation and amortization; fair market value of the Company’s common stock (with or without dividend payments); basic earnings per share; diluted earnings per share; return on shareholder equity; accounts receivable (average, calculated by taking the average of accounts receivable at the end of each month, or otherwise); inventories (average, calculated by taking the average of inventories at the end of each month, or otherwise); assets; liabilities; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; working capital; trade working capital; trade working capital as a percentage of sales; effective tax rate; and/or any other goals the Administrator may establish.

Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified

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vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an Affiliate.

The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications.

(bb)

“Performance Shares” means the right to receive Shares (including Restricted Stock) to the extent Performance Goals (and other requirements) are achieved.

(cc)

“Performance Share Unit” means the right to receive a payment in cash in relation to a unit that has a value equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

(dd)

“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

(ee)

“Plan” means this Regal Rexnord Corporation 2023 Omnibus Incentive Plan, as it may be amended from time to time.

(ff)

“Restriction Period” means the length of time established relative to an Award during which the Participant cannot sell, assign, transfer, pledge or otherwise encumber the Stock or Stock Units subject to such Award and at the end of which the Participant obtains an unrestricted right to such Stock or Stock Units.

(gg)

“Restricted Stock” means a Share that is subject to a risk of forfeiture or a Restriction Period, or both a risk of forfeiture and a Restriction Period.

(hh)

“Restricted Stock Unit” means the right to receive a payment in cash or Shares equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer.

(ii)

“Retirement” shall have the meaning set forth in the Award agreement.

(jj)

“Rule 16b-3” means Rule 16b-3 promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

(kk)

“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(ll)

“Share” means a share of Stock.

(mm)

“Stock” means the Common Stock of the Company, par value $0.01 per share.

(nn)

“Stock Appreciation Right” or “SAR” means the right to receive a payment in cash or Shares equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(oo)

“Stock Performance Award” means a Performance Share or Performance Share Unit, and any Award of Restricted Stock, Restricted Stock Units or Deferred Stock Rights the payment or vesting of which is contingent, in whole or part, on the attainment of one or more Performance Goals.

(pp)

“Stock Unit” means a right to receive a payment in cash or Shares equal to the Fair Market Value of one Share.

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(qq)

“Subsidiary” means any corporation or limited liability company (except such an entity that is treated as a partnership for U.S. income tax purposes) in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the chain) owns stock or equity interests possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or equity interests in one of the other entities in the chain.

3.

Administration.

(a)

Administration. In addition to the authority specifically granted to the Administrator in this Plan, but subject to any restrictions specified herein, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) determine the provisions of an Award agreement; (ii) interpret the provisions of this Plan and any Award agreement; (iii) prescribe, amend and rescind rules and regulations relating to this Plan; (iv) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (v) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b)

Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)

Indemnification. The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any acts or omissions with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.

4.

Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any Eligible Employee, any Consultant or any Director, including a Non-Employee Director. The Administrator’s granting of an Award to a Participant will not require the Administrator to grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5.

Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate).

6.

Shares Reserved under this Plan.

(a)

Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of five million, five hundred seventy-eight thousand (5,578,000) Shares, plus the number of Shares described in Section 6(d) (such number of Shares, at any point in time, the “Plan Reserve”) are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

(b)

Depletion of Plan Reserve. With respect to Awards that are settleable in Stock (or may be settled in either cash or Stock), the Plan Reserve shall be depleted, at the time an Award is granted, by the maximum number of Shares with respect to which such Award is granted; provided that the aggregate number of Shares reserved under Section 6(a) shall be depleted by two (2) Shares for each Share subject to a Full-Value Award.

(c)

Replenishment of Plan Reserve. The following Shares shall be recredited to the Plan Reserve in the same number as they depleted the reserve: (i) Shares that will not be issued under an Award (whether due currently or on a deferred basis) due to its lapse, expiration, termination, cancellation or any other circumstance, (ii) Shares forfeited

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under an Award or (iii) Shares issued under any Award that the Company subsequently reacquires pursuant to rights reserved upon the issuance of the Shares that are recredited to the Plan Reserve may again be used for new Awards under this Plan.

Notwithstanding the foregoing, (A) Shares recredited to the Plan Reserve pursuant to clause (iii) may not be issued pursuant to Incentive Stock Options and (B) in no event shall the following Shares be recredited to the Plan Reserve: Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding SAR; Shares withheld to satisfy federal, state or local tax withholding obligations; and Shares purchased by the Company using proceeds from Option exercises.

(d)

Addition of Shares from Prior Plan. After the Effective Date, if any Shares subject to awards granted under the Prior Plan would again become available for new grants under the terms of such plans if such plans were still in effect (taking into account such plan’s provisions concerning termination or expiration, if any), then those Shares will be credited to the Plan Reserve. Any such Shares will not be available for future awards under the terms of the Prior Plan.

(e)

Incentive Stock Option Award Limits. Subject to adjustment as provided in Section 16, the Company may issue only an aggregate of five million, five hundred seventy-eight thousand (5,578,000) Shares upon the exercise of Incentive Stock Options.

(f)

Director Award Limit. In no event shall the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all Awards granted to a Non-Employee Director in a fiscal year of the Company, taken together with any cash fees paid during a calendar year to the Non-Employee Director, exceed $600,000.

7.

Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to:

(a)

Whether the Option is an Incentive Stock Option or a “nonqualified stock option” which does not meet the requirements of Code Section 422;

(b)

The number of Shares subject to the Option;

(c)

The date of grant, which may not be prior to the date of the Administrator’s approval of the grant;

(d)

The exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; provided that an Incentive Stock Option granted to a 10% Shareholder must have an exercise price at least equal to 110% of the Fair Market Value of the Shares subject to the Option as determined on the date of grant;

(e)

The terms and conditions of exercise, including the manner and form of payment of the exercise price; provided that if the aggregate Fair Market Value of the Shares subject to all ISOs granted to a Participant (as determined on the date of grant of each such Option) that become exercisable during a calendar year exceed $100,000, then such ISOs shall be treated as nonqualified stock options to the extent such $100,000 limitation is exceeded; and

(f)

The term; provided that each Option must terminate no later than ten (10) years after the date of grant and each Incentive Stock Option granted to a 10% Shareholder must terminate no later than five (5) years after the date of grant.

In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an Incentive Stock Option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.

8.

Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to:

(a)

Whether the SAR is granted independently of an Option or relates to an Option;

(b)

The number of Shares to which the SAR relates;

(c)

The date of grant, which may not be prior to the date of the Administrator’s approval of the grant;

(d)

The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant;

(e)

The terms and conditions of exercise or maturity;

(f)

The term, provided that each SAR must terminate no later than ten (10) years after the date of grant; and

(g)

Whether the SAR will be settled in cash, Shares or a combination thereof.

If an SAR is granted in relation to an Option, then, unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be

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exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

9.

Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Restricted Stock, Restricted Stock Units, Deferred Stock Rights, Performance Shares or Performance Share Units, including but not limited to:

(a)

The number of Shares and/or units to which such Award relates;

(b)

Whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies;

(c)

The performance period for Stock Performance Awards; and

(d)

With respect to Restricted Stock Units and Performance Share Units, whether to settle such Awards in cash, in Shares, or a combination thereof.

Unless the Administrator shall otherwise provide, during the time Restricted Stock is subject to the Restriction Period, to the extent not prohibited by law, the Participant shall be deemed to have appointed the Company’s Chief Executive Officer and Corporate Secretary, and each of them, as proxies, each with the power to appoint a substitute, authorizing them to represent and to vote the Participant’s Restricted Stock in accordance with the Board’s recommendations on all matters that are submitted to a shareholder vote (such appointment being irrevocable and coupled with an interest and extending until the expiration of the Restriction Period).

Except as otherwise provided in the Plan, at such time as all restrictions applicable to an Award of Restricted Stock, Deferred Stock Rights or Restricted Stock Units are met and the Restriction Period expires, ownership of the Stock subject to such restrictions shall be transferred to the Participant free of all restrictions except those that may be imposed by applicable law; provided that if Restricted Stock Units are paid in cash, the payment shall be made to the Participant after all applicable restrictions lapse and the Restriction Period expires.

10.

Dividends and Dividend Equivalent Units.

(a)

Prohibitions. In no event may dividends or Dividend Equivalent Units be awarded with respect to Options, SARs or any other Award that is not a Full-Value Award. Notwithstanding anything to the contrary in this Plan, and for the avoidance of doubt, this Plan expressly prohibits the payment of dividends or Dividend Equivalent Units on unvested Awards for all equity Award types.

(b)

Dividends. Restricted Share Awards will automatically be credited with dividends. If cash dividends are paid while Restricted Shares are unvested, then such dividends will either, at the discretion of the Administrator, be (i) automatically reinvested as additional Restricted Shares that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of Restricted Shares, or (ii) paid in cash at the same time and the same extent that the Restricted Shares vest. For clarity, in no event will dividends be distributed to a Participant unless, until and to the same extent as the underlying Restricted Shares vest.

(c)

Dividend Equivalent Units. The Administrator may grant Dividend Equivalent Units only in tandem with Full-Value Awards, other than Restricted Shares. Dividend Equivalent Units will either, at the discretion of the Administrator, be (i) accumulated and paid, in cash or Shares in the Administrator’s discretion, at the same time and to the same extent that the tandem Award vests or is earned or (ii) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem Award. For clarity, in no event will a Participant receive payment with respect to a Dividend Equivalent Unit unless, until and to the same extent as the tandem Award vests and is paid.

11.

Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.

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12.

Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which shall be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation, such Award may include the issuance of unrestricted Shares, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of grant of the Award.

13.

Minimum Vesting Period; Discretion to Accelerate.

(a)

Minimum Vesting Period. Notwithstanding anything herein to the contrary, all equity Awards granted under the Plan shall have a minimum vesting period of one year from the date of grant, provided that such minimum vesting period will not apply in connection with (a) a Change of Control as provided in Section 18(c), (b) a Participant’s termination due to death or Disability, (c) a substitute award that does not reduce the vesting period of the award being replaced, or (d) Awards with respect to up to 5% of the total number of Shares reserved pursuant to Section 6(a). For purposes of Awards granted to Non-Employee Directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.

(b)

Discretion to Accelerate. Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to accelerate or shorten the vesting period of an Award, in connection with a Participant’s death, Disability, Retirement or termination by the Company without Cause or upon a Change of Control.

14.

Effect of Termination on Awards.

(a)

Effect of Termination. Subject to the provisions of Section 13, the Administrator shall set forth in the Award agreement, at the time an Award is made, the effect of the termination of service of an Eligible Employee, Consultant or Non-Employee Director on such Award.

(b)

Termination for Cause. Notwithstanding the foregoing, if a Participant’s employment with the Company and its Affiliates or service as a Director is terminated for Cause, all Awards and grants of every type, whether or not then vested, shall terminate no later than the Participant’s last day of employment. The Committee shall have discretion to waive the application of this Section 14(b) in whole or in part and to determine whether the event or conduct at issue constitutes Cause for termination.

15.

Transferability.

(a)

Restrictions on Transfer. No Award (other than unrestricted Shares), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided that, at the discretion of the Administrator, a Participant may be entitled, in the manner established by the Administrator, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Participant. No Award (other than unrestricted Shares), and no right under any such Award, may be pledged, attached or otherwise encumbered, and any purported pledge, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(b)

Restrictions on Exercisability. Each Award, and each right under any Award, shall be exercisable during the lifetime of the Participant only by such individual or, if permissible under applicable law, by such individual’s guardian or legal representative.

16.

Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)

Term of Plan. Unless the Board or Committee earlier terminates this Plan pursuant to Section 16 (b), this Plan will terminate on the earlier of (i) the date all Shares reserved for issuance have been issued, or (ii) the tenth anniversary of the Effective Date.

(b)

Termination and Amendment. The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)

the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law, or (C) any other applicable law;

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(ii)

shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii)

shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase the Plan Reserve or the number of Shares specified in Sections 6(a) or 6(e) (except as permitted by Section 18), (B) an amendment to expand the group of individuals that may become Participants, or (C) an amendment that would diminish the shareholder protections afforded by Section 13 or Section 16(e).

(c)

Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)

Except as provided in Section 16(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, provided that any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of Section 2(aa) (definition of Performance Goals), subsection (ii) hereof, or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant or any other person(s) as may then have an interest in the Award. Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)

Notwithstanding anything to the contrary in an Award Agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit an Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if (A) while the Participant is employed by or in service with the Company or any Affiliate, the Participant competes with the Company or an Affiliate, participates in any enterprise that competes with the Company or an Affiliate or uses or discloses, other than as expressly authorized by the Company, any confidential business information or trade secrets that the Participant obtains during the course of his or her employment or service with the Company or any Affiliate; or (B) after the Participant is no longer employed by or in service with the Company or any Affiliate, the Participant is determined by the Administrator in its reasonable discretion (1) to be in breach of any confidentiality, noncompetition, nonsolicitation or similar agreement between the Participant, on the one hand, and the Company or any Affiliate, on the other hand (the Participant’s “Restrictive Agreement”), or (2) while any Award Agreement is in effect, to have engaged in conduct that would have constituted a breach of the Participant’s Restrictive Agreement if such Restrictive Agreement were then in effect.

(iii)

Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to (A) any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time (to the extent contemplated by such policies) and (B) any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to the Company from time to time (to the extent contemplated by such requirements).

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(iv)

Unless the Award Agreement specifies otherwise, the Administrator may cancel any Award at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan.

(d)

Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 16 and to otherwise administer the Plan will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)

Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 18, neither the Administrator nor any other person may decrease the exercise or grant price for any outstanding Option or SAR after the date of grant, cancel an outstanding Option or SAR in exchange for cash or other Awards (other than cash or other Awards with a value equal to the excess of the Fair Market Value of the Shares subject to such Option or SAR at the time of cancellation over the exercise or grant price for such Shares) or allow a Participant to surrender an outstanding Option or SAR to the Company as consideration for the grant of a new Option or SAR with a lower exercise price. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)

Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 16(b).

In addition, if an Award is held by a Participant who is employed or residing in a foreign country and the amount payable or Shares issuable under such Award would be taxable to the Participant under Code Section 457A in the year such Award is no longer subject to a substantial risk of forfeiture, then the amount payable or Shares issuable under such Award shall be paid or issued to the Participant as soon as practicable after such substantial risk of forfeiture lapses (or, for Awards that are not considered nonqualified deferred compensation subject to Code Section 409A, no later than the end of the short-term deferral period permitted by Code Section 457A) notwithstanding anything in this Plan or the Award Agreement to contrary.

(g)

Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

17.

Taxes.

(a)

Withholding. In the event the Company or an Affiliate of the Company is required to withhold any Federal, state or local taxes or other amounts (collectively, the “Tax Obligations”) in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy the Tax Obligations by any of the following, unless the Administrator has provided otherwise in an Award Agreement:

(i)

By deducting (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash or Shares otherwise deliverable or vesting under an Award having a Fair Market Value, equal to the Tax Obligations;

(ii)

Require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of the Tax Obligations;

(iii)

If Shares have been delivered under an Award, require such Participant to tender Shares having a Fair Market Value equal to the Tax Obligations back to the Company, promptly on demand; or

(iv)

If Shares are deliverable upon exercise or payment of an Award, permit a Participant to elect to satisfy all or a portion of the Tax Obligations by (i) having the Company

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withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the Tax Obligations.

Notwithstanding the foregoing, in the case of clauses (iii) or (iv), the Fair Market Value of such Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge.

If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b)

No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

(c)

Participant Responsibilities. If a Participant shall dispose of Stock acquired through exercise of an ISO within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven (7) days of the date of such disqualifying disposition. In addition, if a Participant elects, under Code Section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code section) is made, rather than at the time the Award vests, such Participant shall notify the Company within seven (7) days of the date the Participant makes such an election.

18.

Adjustment Provisions; Change of Control.

(a)

Adjustment of Shares. If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Board or Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 6) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject only to such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation,

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combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)

Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)

Change of Control. In the event of a Change of Control:

(i)

Assumption of Awards by Survivor. If the purchaser, successor or surviving entity (or parent thereof) (the “Survivor”) so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the Survivor. If applicable, each Award which is assumed or replaced by the Survivor shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and other appropriate adjustments in the terms and conditions of the Award shall be made. Each such assumed or replacement award shall provide that if the Participant’s employment is terminated without Cause by the Survivor or an Affiliate, or by the Participant for Good Reason, in either case within twenty-four (24) months following the Change of Control, then effective on the date of such termination: (A) all of the Participant’s outstanding options or stock appreciation rights shall become exercisable in full, (B) all time-based vesting requirements of any of the Participant’s outstanding awards shall be deemed satisfied in full, and (C) all performance-based vesting requirements of any of the Participant’s outstanding awards for which the performance period has not yet ended shall be deemed satisfied at the maximum level for such award. Notwithstanding the foregoing, if the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Participant’s termination of employment following Change of Control on the Participant’s Awards, then such agreement shall control to the extent it provides better treatment than is provided hereinabove.

(ii)

Treatment if Awards Not Assumed. To the extent the Survivor does not assume the Awards or issue replacement awards as provided in clause (i), then immediately prior to the date of the Change of Control:

(A)

Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Committee, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control price of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award. For clarity, if such amount is $0, then the Option or SAR shall be cancelled for no payment or other consideration;

(B)

Restricted Stock, Restricted Stock Units and Deferred Stock Rights (that are not Stock Performance Awards) that are not then vested shall vest in full;

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(C)

All Stock Performance Awards and Cash Incentive Awards that are earned but not yet paid shall be paid, and all Stock Performance Awards and Cash Incentive Awards for which the performance period has not ended shall be cancelled in exchange for a cash payment equal to the amount that would have been due under such Award(s) based on the level of achievement of the Performance Goals (as measured at the time of the Change of Control), but pro-rated based on the length of the performance period that has elapsed as of the date of the Change of Control;

(D)

All dividends credited with respect to Restricted Shares, and all Dividend Equivalent Units credited with respect to any other Full-Value Award that are not vested shall vest (to the same extent as the Restricted Share Award or other Full-Value Award to which such dividends or Dividend Equivalent Units relate are vested) and be paid; and

(E)

All other Awards that are not vested shall vest in full (if vesting is based on time only) or shall vest in the same manner as described in clause (C) (if vesting is based on performance) and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

For purposes of this clause (ii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the per share Change of Control price. The Administrator shall determine the per share Change of Control price paid or deemed paid in the Change of Control transaction.

(d)

Application of Limits on Payments.

(i)

Determination of Cap or Payment. Except as otherwise expressly provided in any agreement between a Participant and the Company or an Affiliate, if any payment or benefits paid by the Company pursuant to this Plan, including vesting or similar provisions (“Plan Payments”), would cause some or all of the Plan Payments or any other payments made to or benefits received by a Participant in connection with a Change of Control (such payments or benefits, together with the Plan Payments, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 18(d), then the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).

(ii)

Procedures. Upon the reasonable request of either the Participant or the Company, the Company, at the Company’s expense, shall engage nationally recognized tax counsel (“National Tax Counsel”), selected by the Company’s independent auditors (which may be regular outside counsel to the Company), to make the determination (which need not be unqualified) of which alternative under the preceding paragraph results in the receipt by the Participant of the greatest benefit on an after-tax basis. The determination of National Tax Counsel shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such National Tax Counsel so requests, the Company shall obtain, at the Company’s expense, and the National Tax Counsel may rely on, the advice of a firm of recognized executive compensation consultants for any matters relevant to such determination

(iii)

Costs of Determinations. The Company agrees to bear all costs associated with, and to indemnify and hold harmless, the National Tax Counsel of and from any and all claims, damages, and expenses resulting from or relating to its determinations pursuant to this Section 18(d), except for claims, damages or expenses resulting from the gross negligence or willful misconduct of such firm.

19.

Miscellaneous.

(a)

Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate, including, without limitation, provisions for:

(i)

one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Administrator determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral

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period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

(ii)

restrictions on resale or other disposition of Shares; and

(iii)

compliance with federal or state securities laws and stock exchange requirements.

(b)

Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i)

a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)

a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Non-Employee Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)

a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)

a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c)

No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)

Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e)

Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by

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the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchange.

(f)

Restrictive Legends; Representations. All Shares delivered (whether in certificated or book entry form) pursuant to any Award or the exercise thereof shall bear such legends or be subject to such stop transfer orders as the Administrator may deem advisable under the Plan or under applicable laws, rules or regulations or the requirements of any national securities exchange. The Administrator may require each Participant or other Person who acquires Shares under the Plan by means of an Award to represent to the Company in writing that such Participant or other Person is acquiring the Shares without a view to the distribution thereof.

(g)

Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award Agreement, may only be brought and determined (i) in a court sitting in the State of Wisconsin and (ii) in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(h)

Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i)

Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(j)

Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

2023 Proxy Statement •

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REGAL REXNORD CORPORATION
200 STATE STREET
BELOIT, WI 53511-6254

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 24, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 24, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and mail it in the postage-paid envelope we provided in time for it to be received by 6:00 P.M. Eastern Time, Friday, April 21, 2023 or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 6:00 P.M. Eastern Time, Friday, April 21, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98110-P88042 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

REGAL REXNORD CORPORATION

The Board of Directors recommends a vote FOR all director nominees listed below and FOR Proposals 2, 4 and 5 and 1 YEAR on Proposal 3.

Election of Directors

1. The election of directors whose terms would expire in 2024.	For	Against	Abstain
1a. Jan A. Bertsch	☐	☐	☐
1b. Stephen M. Burt	☐	☐	☐
1c. Anesa T. Chaibi	☐	☐	☐
1d. Theodore D. Crandall	☐	☐	☐
1e. Michael P. Doss	☐	☐	☐
1f. Michael F. Hilton	☐	☐	☐
1g. Louis V. Pinkham	☐	☐	☐
1h. Rakesh Sachdev	☐	☐	☐
1i. Curtis W. Stoelting	☐	☐	☐
1j. Robin A. Walker-Lee	☐	☐	☐

	For	Against	Abstain
2. Advisory vote on the compensation of the company's named executive officers as disclosed in the company's proxy statement.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. Advisory vote on the frequency of the company's advisory vote on the compensation of the company's named executive officers.	☐	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS CARD. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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REGAL REXNORD CORPORATION

Dear Shareholder:

You are cordially invited to attend the Regal Rexnord Corporation Annual Meeting of Shareholders to be held at 8:00 A.M. Central Time on Tuesday, April 25, 2023. The accompanying Notice of Annual Meeting and Proxy Statement contains detailed information as to the formal business to be transacted at the meeting.

Whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, please complete, sign and date the proxy card on the reverse side and return it in the enclosed postage-paid envelope. In the alternative, you have the option to vote these shares by the Internet or telephone as indicated on the reverse side or by attending the meeting and voting in person.

Sincerely,

REGAL REXNORD CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D98111-P88042

PROXY

REGAL REXNORD CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON APRIL 25, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Louis V. Pinkham and Thomas E. Valentyn or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of REGAL REXNORD CORPORATION (the "Company") held of record by the undersigned as of the close of business on March 3, 2023 at the Annual Meeting of Shareholders to be held on April 25, 2023, at 8:00 A.M. Central Time, in the Rosemont Ballroom at the Chicago Marriott Suites O'Hare located at 6155 N.River Road, Rosemont, Illinois 60018 or any adjournment or postponement thereof (the "Annual Meeting").

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL DIRECTOR NOMINEES LISTED IN ITEM 1 AND "FOR" THE PROPOSALS IN ITEMS 2, 4 AND 5 AND "1 YEAR" ON PROPOSAL IN ITEM 3. THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please mark, sign, date and return this card promptly using the enclosed envelope.

SEE REVERSE SIDE

Continued and to be signed on Reverse Side

SEE REVERSE SIDE